     As Filed With The Securities And Exchange Commission On April 28, 2000

                        File Nos. 33-73408 and 811-8234

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-1A

       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       (X)

           Pre-Effective Amendment No.                      ( )
                                        --

           Post-Effective Amendment No. 10                  (X)
                                        --

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 (X)

                                Amendment No. 14

                          TIFF INVESTMENT PROGRAM, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                    2405 Ivy Road, Charlottesville, VA 22903
-------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (800) 984-0084
-------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

      David A. Salem, President, Foundation Advisers, Inc., 2405 Ivy Road,
                            Charlottesville, VA 22903
-------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With a Copy to:

                              William E. Vastardis
                        Investors Capital Services, Inc.
                          600 Fifth Avenue, 26th Floor
                            New York, New York 10020


It is proposed that this filing will become effective:
     / /  immediately upon filing pursuant to paragraph (b)
     /X/  On April 28, 2000, pursuant to paragraph (b)
     / /  60 days after filing, pursuant to paragraph (a)(1)
     / /  On ____, pursuant to paragraph (a) (1)
     / /  75 days after filing, pursuant to paragraph (a) (2)
     / /  On _________, pursuant to paragraph (a) (2) of Rule 485.

                                 TIFF
  PROSPECTUS                     INVESTMENT               Investment management
April 28, 2000                   PROGRAM                  for foundations





                   This page is not part of the Prospectus.

--------------------------------------------------------------------------------
                        Members of the Governing Boards
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TIFF The Investment Fund for Foundations, a not-for-profit membership organization dedicated to enhancing foundations' investment returns

TIP TIFF Investment Program, a family of no-load mutual funds offered exclusively to foundations and other 501(c)(3) organizations

FAI Foundations Advisers, Inc., the investment adviser of the TIFF mutual fund family

--------------------------------------------------------------------------------

JOHN CRAIG is executive vice president and treasurer of The Commonwealth Fund (New York, NY), a private foundation with assets exceeding $500 million. He formerly served as assistant director of the John A. Hartford Foundation. [TIFF Chair, TIP]

GREGORY CURTIS is president of Greycourt & Co. (Pittsburgh, PA), an investment consulting firm. He was formerly president of the Laurel Foundation and C.S.
May Associates, a diversified investment and financial service firm. [FAI Chair]

ALICE HANDY is president of the University of Virginia Investment Management Company (Charlottesville, VA), where she supervises endowment and trust assets exceeding $1.7 billion. She formerly served as treasurer of the Commomwealth of Virginia. [FAI]

SHERYL JOHNS is vice president, treasurer, and CFO of Houston Endowment Inc. (Houston, TX), where she oversees an endowment of over $1 billion. She was formerly a manager with the accounting firm of Ernst & Young. She is a Certified Management Accountant, as well as a Certified Public Accountant. [TIFF, TIP Chair]

ROBERT KASDIN is executive vice president and CFO of the University of Michigan (Ann Arbor, MI), where he oversees an endowment of $3 billion. He formerly served as treasurer and CIO of The Metropolitan Museum of Art. [FAI]

WILLIAM MCLEAN is senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation (Chicago, IL), a private foundation with assets exceeding $4 billion. He was formerly an investment officer at The Duke Endowment. [FAI]

JACK MEYER is president and CEO of Harvard Management Company (Boston, MA), the investment sudsidiary of Harvard University, where he oversees endowment, pension, and trust assets exceeding $16 billion. He was formerly treasurer and CIO of the Rockefeller Foundation. [FAI]

WILLIAM NICHOLS is treasurer of the William and Flora Hewlett Foundation (Menlo Park, CA), which has assets exceeding $2.9 billion. He is also a director of the Lucile Packard Foundation for Children's Health and a trustee of Channing House. [TIP, FAI]

FRED RENWICK is a professor at New York University's Leonard M. Stern School of Business (New York, NY). He also serves as chair of the Finance Committee of Morehouse College and on several other eleemosynary boards. [TIP]

DAIVD SALEM is TIFF's founding president and CEO and president of FAI. He was formerly a partner in the Boston-based investment advisory firm of Grantham, Mayo, Van Otterloo & Co. and a managing director of the investment and financial consulting firm Cambridge Associates, Inc. [TIPP, TIP, FAI]

ANN BROWNELL SLOANE is president of Sloane & Hinshaw (New York, NY), a firm that furnishes strategic, financial planning, and management services to foundations and other tax-exempt grantmaking organizations. She is a former trustee of the Finance Committee of Swarthmore College and recently completed 20 years of service on its Investment Committee.

DAVID SWENSEN is CIO at Yale University (New Haven, CT), where he oversees endowment assets exceeding $6 billion. He was formerly a senior vice president at Lehman Brothers. [FAI]

JEFFREY TARRANT is president of Arista Group (New York, NY), an investment advisory firm advising the Sidney Kimmel Foundation and the Kimmel family private portfolio. He was formerly president of Thurn und Taxis of America, Inc. and manager of the Thurn und Taxis family capital portfolio (Regensburg, Germany). [FAI]

ARTHUR WILLIAMS is founder of Pine Grove Associates (Summit, NJ), a consulting and asset management firm serving high net worth families and institutions. He is former director of retirement plan investments and other investment programs for McKinsey & Company, Inc. He is the author of Managing Your Investment Manager. [FAI]

                   This page is not part of the Prospectus.

--------------------------------------------------------------------------------
TIFF                                                      Prospectus
Investment
Program                                                   April 28, 2000

--------------------------------------------------------------------------------



TIFF Multi-Asset Fund                                Available through:
TIFF International Equity Fund                Foundation Advisers, Inc.
TIFF Emerging Markets Fund                                2405 Ivy Road
TIFF US Equity Fund                          Charlottesville, VA  22903
TIFF Bond Fund                                     phone:  804-817-8200
TIFF Short-Term Fund                                 fax:  804-817-8231


TIFF Investment Program, Inc. is a no-load, non-diversified, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objective and policies. The funds are available to foundations and other 501(c)(3) organizations.


--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved any fund's shares as an investment or determined whether this prospectus is accurate or complete.
Anyone who states otherwise is committing a crime.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Contents
--------------------------------------------------------------------------------


Risk Return Analysis
  Fund Descriptions........................................................3
  General Risks............................................................9
  Performance Charts......................................................11
  Performance Table.......................................................12

Fees and Annual Operating Expenses........................................13

Eligible Investors........................................................14

Management and Administration of the Funds................................14
  Biographies of Unpaid Directors.........................................15
  Biographies of Officers.................................................17
  Money Managers..........................................................18

Investment Objectives, Policies, and Restrictions.........................20

Purchases and Redemptions.................................................21


Dividends and Distributions...............................................23

Tax Considerations........................................................24

Financial Highlights......................................................26

Inquiries.................................................................29


Money Manager Profiles............................................Appendix A

Service Provider Profiles.........................................Appendix B

2  TIP Prospectus

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF Multi-Asset Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the US Consumer Price Index.

Investment Strategies. The Fund seeks to outperform its Constructed MAF Benchmark (defined on page 12) primarily through active security selection within asset class segments. The Fund retains Money Managers it believes can select securities that will outperform the securities comprising each segment of the Constructed MAF Benchmark. The Money Managers use an array of investment philosophies, which range from investing in US and international securities (both large and small cap) to actively managing duration to investing in distressed securities. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to attain a total return exceeding inflation plus 5% per annum over the long term. To facilitate assessment of active strategies employed by the Fund, the Fund also measures its performance relative to a constructed benchmark including stocks, bonds, and short-term securities (Constructed MAF Benchmark), net of all expenses, on an annualized basis over a market cycle. TIP's directors believe this Constructed MAF Benchmark constitutes an appropriate long-term asset mix for organizations which seek to maintain the real or inflation-adjusted value of their invested assets while distributing annually 5% of such assets.

     Investment Universe. The Fund will invest broadly in the available universe of securities domiciled in the United States plus at least 10 other countries. Many of these securities will be denominated in currencies other than the US dollar. Under normal circumstances, up to 40% of the Fund's assets may be invested in emerging markets securities.

     Principal Investments. The types of securities the Fund will hold include US and foreign common stocks (including depositary receipts), debt securities of all grades (such as those listed in the descriptions of the Bond and Short-Term Funds), securities convertible into common stocks, securities of commingled investment vehicles, financial futures contracts, and forward foreign currency exchange contracts. Ordinarily, the Fund will invest at least 80% of its assets in these securities.

Risks. A loss of invested assets could occur due to certain risks. These include:

     . correlation risk         . foreign risk        . liquidity risk
     . credit risk              . futures risk        . market risk
     . currency risk            . hedging risk        . non-diversification risk
     . emerging markets risk    . interest rate risk  . prepayment risk

A description of these risks is provided in the section below entitled General Risks.

                                                              April 28, 2000   3

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF International Equity Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the US Consumer Price Index.

Investment Strategies. The Fund seeks to outperform its performance benchmark (defined below) primarily through two key investment strategies:

  1 -- Active Security Selection within Countries. The Fund retains Money Managers it believes can select securities that will outperform the securities of a given country.

  2 -- Country Allocation. The Fund retains Money Managers that can potentially enhance the Fund's returns by rotating Fund assets among various countries in a timely manner.

The Money Managers use an array of investment philosophies, including value investing, small company investing, and bottom-up or top-down approaches. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to attain a total return that exceeds the net total return (after withholding taxes) of the Morgan Stanley Capital International All Country World Free ex US Stock Index by 1.00%, net of all expenses, on an annualized basis over a market cycle.

     Investment Universe. The Fund will invest broadly in the available universe of common stocks of companies domiciled in at least 10 countries other than the United States. Most of these securities will be denominated in currencies other than the US dollar. Under normal circumstances, up to 30% of the Fund's assets may be invested in emerging markets securities.

     Principal Investments. The types of securities the Fund will hold include non-US common stocks (including depositary receipts), securities convertible into common stocks, securities of investment companies and other commingled investment vehicles, securities of US companies that derive a significant portion of revenues (e.g., greater than 50%) from foreign operations, subscription rights, warrants, futures contracts, and forward foreign currency exchange contracts. Ordinarily, the Fund will invest at least 80% of its assets in these securities but no less than 65% in international securities.

Risks.  A loss of invested assets could occur due to certain risks.  These include:
      . correlation risk         . foreign risk    . liquidity risk
      . currency risk            . futures risk    . market risk
      . emerging markets risk    . hedging risk    . non-diversification risk


A description of these risks is provided in the section below entitled General Risks.

4  TIP Prospectus

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF Emerging Markets Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the US Consumer Price Index.

Investment Strategies. The Fund seeks to outperform its performance benchmark (defined below) primarily through two key investment strategies:

  1 -- Active Security Selection within Countries. The Fund retains Money Managers it believes can select securities that will outperform the securities of a given country.

  2 -- Country Allocation. The Fund retains Money Managers that can potentially enhance the Fund's returns by rotating Fund assets among various countries in a timely manner.

The Money Managers use an array of investment philosophies, ranging from bottom-up to top-down approaches, value orientation, and investing in discounted closed-end funds. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to attain a total return that exceeds the net total return (after withholding taxes) of the Morgan Stanley Capital International Emerging Markets Free Stock Index by 1.00%, net of all expenses, on an annualized basis over a market cycle.

     Investment Universe. Emerging markets include any countries having an "emerging stock market" as defined by Morgan Stanley Capital International, with low- to middle-income economies according to the World Bank, or listed in World
Bank publications as developing.   In order to exploit circumstances in which
the Fund's Money Managers believe that securities traded primarily in developed markets are more attractively priced than securities traded primarily in emerging markets, the Fund may invest in these developed markets. The Fund may also invest in securities of US companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations. Under normal circumstances, up to 30% of the Fund's assets may be invested in developed market securities and up to 15% of the Fund's assets may be invested in securities issued by US companies.

     Principal Investments. The types of securities the Fund will hold include non-US common stocks (including depositary receipts), securities convertible into common stocks, securities of investment companies and other commingled investment vehicles, securities of US companies that derive a significant portion of revenues from foreign operations, subscription rights, warrants, futures contracts, and forward foreign currency exchange contracts. Ordinarily, the Fund will invest at least 80% of its assets in these securities but no less than 65% in emerging market securities.

Risks.  A loss of invested assets could occur due to certain risks.  These include:
    . correlation risk         . foreign risk        . liquidity risk
    . currency risk            . futures risk        . market risk
    . emerging markets risk    . hedging risk        . non-diversification risk


A description of these risks is provided in the section below entitled General Risks.

                                                              April 28, 2000   5

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF US Equity Fund

Investment Objective. The Fund's investment objective is to attain a growing stream of current income and appreciation of principal that at least offsets inflation as measured by the US Consumer Price Index.

Investment Strategies. The Fund seeks to outperform its performance benchmark (defined below) primarily through two key investment strategies:

  1 -- Active Security Selection. The Fund retains Money Managers it believes can select securities that will outperform the securities of a given sector.

  2 -- Sector Allocation. The Fund retains Money Managers that can potentially enhance the Fund's returns by rotating Fund assets among various industry and economic sectors in a timely manner.

The Money Managers use an array of investment philosophies, which include actively managing risk, trading in small publicly traded stocks, and investing in value-oriented securities. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to attain a total return exceeding the total return of the Wilshire 5000 Stock Index by 1.25%, net of all expenses, on an annualized basis over a market cycle.

     Investment Universe. The Fund will invest broadly in the available universe of common stocks of companies domiciled in the United States. Under normal circumstances, up to 15% of the Fund's assets may be invested in common stocks of foreign issuers.

     Principal Investments. The types of securities the Fund will hold include US and foreign common stocks (including depositary receipts), securities convertible into common stocks, securities of investment companies and other commingled investment vehicles, subscription rights, warrants, and futures contracts. Ordinarily, the Fund will invest at least 80% of its assets in these securities but no less than 65% in US securities.

Risks.  A loss of invested assets could occur due to certain risks.  These include:
       . correlation risk   . foreign risk      . market risk
       . credit risk        . hedging risk      . non-diversification risk
       . futures risk       . liquidity risk

A description of these risks is provided in the section below entitled General Risks.

6  TIP Prospectus

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF Bond Fund

Investment Objective. The Fund's investment objective is to attain a high rate of current income, subject to restrictions designed to ensure liquidity and manage exposure to interest rate and credit risk and to provide a hedge against deflation-induced declines in common stock prices and dividend streams.

Investment Strategies. The Fund seeks to outperform its performance benchmark (the Lehman Brothers Aggregate Bond Index) through the use of duration, quality, and interest rate management, dollar roll transactions, hedging, repurchase and reverse repurchase agreements, and short sales. The Fund's maturity and duration will typically range between 80% and 120% of that of its performance benchmark. The Money Managers use an array of investment philosophies, including duration exposure, maturity selection, sector allocation, and credit analysis. Duration measures the expected life of a debt security on a present value basis. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to outperform the Lehman Brothers Aggregate Bond Index by 0.50%, net of all expenses, on an annualized basis over a market cycle.

     Investment Universe. The Fund will invest broadly in the available universe of debt securities. Under normal circumstances, up to 40% of the Fund's assets may be invested in non-dollar denominated securities and up to 30% of the Fund's assets may be exposed to foreign currency exchange risk (i.e., invested in non-dollar denominated securities on an unhedged basis). The Fund may own debt securities of all grades, including both rated and unrated securities, provided, however, that not more than 10% of its assets may be invested in securities that are rated below investment grade (i.e., BBB by Standard & Poors Corporation or Baa by Moody's Investors Service, Inc.). (See the Statement of Additional Information for quality rating descriptions.)

     Principal Investments. The Fund will invest primarily in US and non-US debt securities, including:
     . securities issued or guaranteed by the US Government and its agencies or instrumentalities;
     .    obligations of domestic or foreign corporations or other entities;
     .    obligations of domestic or foreign banks;
     .    mortgage- and asset-backed securities; and
     . short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a commercial bank or savings and loan association.

Ordinarily, the Fund will invest at least 80% of its assets in these securities.

Risks.  A loss of invested assets could occur due to certain risks.  These include:
     . correlation risk       . foreign risk          . liquidity risk
     . credit risk            . hedging risk          . market risk
     . futures risk           . interest rate risk    . non-diversification risk
                                                      . prepayment risk

A description of these risks is provided in the section below entitled General Risks.

                                                              April 28, 2000   7

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Fund Descriptions
--------------------------------------------------------------------------------

TIFF Short-Term Fund

Investment Objective. The Fund's investment objective is to attain a high rate of current income, subject to restrictions designed to ensure that the Fund's interest rate risk does not exceed the interest rate risk of a portfolio invested exclusively in six-month US Treasury securities on a constant maturity basis.

Investment Strategies. The Fund seeks to outperform its performance benchmark (defined below) through the use of duration, quality, and interest rate management, dollar roll transactions, hedging, repurchase and reverse repurchase agreements. The Money Managers use various investment philosophies, such as duration exposure, maturity selection, sector allocation, and credit analysis. For a more complete description of FAI's process of selecting Money Managers, please see the section below entitled Management and Administration of the Funds -- Money Managers. For a more complete description of the Money Managers and their investment philosophies, please refer to Appendix A.

     Performance Benchmark. The Fund seeks to outperform the Merrill Lynch 182-day Treasury bill Index, net of all expenses.

     Principal Investments. The Fund will invest primarily in short-term (i.e., maturity of one year or less) US and non-US debt securities, including:
     . securities issued or guaranteed by the US Government and its agencies or instrumentalities;
     . obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies, or instrumentalities or by supranational organizations;
     .    obligations of domestic or foreign corporations or other entities;
     .    obligations of domestic or foreign banks;
     .    mortgage- and asset-backed securities; and
     . short-term securities such as time deposits, certificates of deposit (including marketable variable rate certificates of deposit), and bankers' acceptances issued by a commercial bank or savings and loan association.

Ordinarily, the Fund will invest at least 80% of its assets in investment-grade securities.

Risks.  A loss of invested assets could occur due to certain risks.  These include:
    . correlation risk       . foreign risk          . liquidity risk
    . credit risk            . hedging risk          . market risk
    . futures risk           . interest rate risk    . non-diversification risk
                                                     . prepayment risk

A description of these risks is provided in the section below entitled General Risks.

8  TIP Prospectus

--------------------------------------------------------------------------------
                     Risk Return Analysis -- General Risks
--------------------------------------------------------------------------------

Risks. Investment in any mutual fund has inherent risks. There can be no assurance that the investment objectives of a fund will be realized or that a fund's portfolio will not decline in value. Economic conditions change and stock markets are volatile. If the investment advisor to a fund judges market conditions incorrectly, the fund's portfolio may decline in value and an investor could lose money. Prospective members should consider their own risk tolerance, investment goals, and investment timeframe before committing assets to the TIFF mutual funds. General risks associated with the funds' investment policies and investment strategies are as follows:

Correlation Risk. The value of a particular derivative instrument may not move in the same magnitude or direction as its related security.

Credit Risk. A security issuer or counterparty to a contract may default or otherwise become less likely to honor a financial obligation.

Currency Risk. Fluctuations in exchange rates between the US dollar and foreign currencies may negatively affect an investment. When hedges are used, the net exposure of a fund to a currency may be different from that of its total assets denominated in such currency.

Emerging Markets Risk. Emerging market countries can have relatively unstable governments, may be highly vulnerable to changes in local or global trade conditions, or may suffer from volatile debt burdens or inflation rates. As a result, such securities can be especially volatile and unpredictable.

Foreign Risk. Historically, non-US developed markets are not as unpredictable as emerging markets, but they can still pose significant risks, including inadequate financial information and regulation, excessive taxation, and political instability.

Futures Risk. The primary risks of using futures are related to the Money Managers' ability to anticipate correctly the direction of movements in interest rates, securities prices, and foreign currency exchange rates, and the imperfect correlation between the price of futures contracts and movements in the prices of the securities being hedged.

Hedging Risk. Hedging involves risks of imperfect correlation in price movements of the hedge and movements in the price of the hedged security. If interest or currency exchange rates do not move in the direction of the hedge, the Fund will be in a worse position than if hedging had not been employed. The variable degree of correlation between price movements of futures contracts and price movements of the related security creates the possibility that losses could be greater than gains.

Interest Rate Risk. Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds.

Liquidity Risk. Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices.

                                                              April 28, 2000   9

--------------------------------------------------------------------------------
                Risk Return Analysis -- General Risks continued
--------------------------------------------------------------------------------

Market Risk. The market value of a security may increase or decrease over time. Such fluctuations can cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issue, an entire industry, or the market as a whole.

Non-Diversification Risk. A portfolio is diversified when it spreads investment risk by placing assets in several investment categories. A fund may invest in a smaller number of individual issuers than a diversified investment company. Accordingly, its risk may be higher if a particular investment category suffers from adverse market conditions.

Non-Diversified Status. Each fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act of 1940"), as to the proportion of its assets that may be invested in the securities of a single issuer. Because it may invest in a smaller number of individual issuers than a diversified company, a fund may be riskier than a diversified investment company. However, each fund intends to abide by certain diversification requirements of the Internal Revenue Code in order to qualify as a regulated investment company. See the section entitled Tax Considerations in the Statement of Additional Information.

Prepayment Risk. Mortgage-backed, asset-backed, and certain other fixed income securities bear the risk of faster or slower than expected prepayment of principal, which affects the duration and return of the security and reinvestment opportunities.



10  TIP Prospectus

--------------------------------------------------------------------------------
                   Risk Return Analysis -- Performance Charts
--------------------------------------------------------------------------------

These charts are intended to show the risk that a member's returns may vary from year to year. Total return includes the effects of entry and exit fees received by the funds; however, net asset value per share at the beginning and end of each period used for calculating total return excludes such entry and exit fees. The funds' past performance does not necessarily indicate how the funds will perform in the future.

TIFF Multi-Asset Fund

During the 4-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 10.00% (quarter ended 12/31/1999) and the lowest quarterly return was        TIFF Multi-Asset Fund Total Return
-11.56% (quarter ended 9/30/1998).                                                      1996    1997    1998    1999
                                                                                        14.72%  5.51%   0.22%   22.65%

TIFF International Equity Fund

During the 5-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 17.50% (quarter ended 12/31/1999) and the lowest quarterly return was        TIFF International Equity Fund Total Return
-18.82% (quarter ended 9/30/1998).                                                      1995    1996    1997    1998    1999
                                                                                        9.85%   15.94%  0.91%   3.03%   37.40%

TIFF Emerging Markets Fund

During the 5-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 30.86% (quarter ended 12/31/1999) and the lowest quarterly return was        TIFF Emerging Markets Fund Total Return
-28.93% (quarter ended 9/30/1998).                                                      1995    1996    1997    1998      1999
                                                                                        (8.39%) 2.51%   (0.40%) (33.38%)  75.49%


TIFF US Equity Fund

During the 5-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 20.77% (quarter ended 12/31/1998) and the lowest quarterly return was        TIFF US Equity Fund Total Return
-17.68% (quarter ended 9/30/1998).                                                      1995    1996    1997    1998    1999
                                                                                        36.02%  21.91%  33.01%  11.85%  18.89%

TIFF Bond Fund

During the 5-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 6.12% (quarter ended 6/30/1995) and the lowest quarterly return was -        TIFF Bond Fund Total Return
1.73% (quarter ended 3/31/1996).                                                        1995    1996    1997    1998   1999
                                                                                        18.07%  3.75%   9.35%   7.31%  (0.45%)

TIFF Short-Term Fund

During the 5-year period shown in the bar chart at right, the highest quarterly         [BAR CHART]
return was 1.78% (quarter ended 6/30/1995) and the lowest quarterly return was          TIFF Short-Term Fund Total Return
1.09% (quarter ended 12/31/1998).                                                       1995    1996    1997    1998   1999
                                                                                        6.43%   5.28%   5.30%   5.59%  4.93%


                                                              April 28, 2000  11

--------------------------------------------------------------------------------
                    Risk Return Analysis --Performance Table
--------------------------------------------------------------------------------

The table below illustrates the changes in each of the TIFF mutual funds' yearly performance and shows how each fund's average returns for 1 year, 5 years, and since fund inception compare with selected benchmarks. Note that past performance is not necessarily an indication of how the funds will perform in the future.

                                                                   Average Annual Total Return
                                                                        through 12/31/1999

                                                 1                    5                   Since                Fund
                                                Year                Years               Inception            Inception

TIFF Multi-Asset Fund                          22.65%                  NA                 11.74%             3/31/1995
 CPI + 5% per annum                             7.94%                                      7.45%
 Constructed MAF Benchmark*                    17.33%                                     14.32%
 MSCI All Country World Free Index**           26.82%                                     19.39%

TIFF International Equity
 Fund                                          37.40%              12.70%                 11.51%             5/31/1994
 MSCI All Country World Free ex US Index       30.91%              12.02%                 10.91%

TIFF Emerging Markets Fund                     75.49%               1.80%                  0.31%             5/31/1994
 MSCI Emerging Markets Free Index              63.70%              -0.13%                 -0.16%

TIFF US Equity Fund                            18.89%              24.03%                 21.99%             5/31/1994
 Wilshire 5000 Stock Index                     23.56%              27.05%                 24.30%

TIFF Bond Fund                                 -0.45%               7.46%                  6.74%             5/31/1994
 Lehman Aggregate Bond Index                   -0.83%               7.73%                  7.04%

TIFF Short-Term Fund                            4.93%               5.53%                  5.50%             5/31/1994
 Merrill Lynch 182-day Treasury bill Index      4.63%               5.52%                  5.44%

* The Constructed MAF Benchmark consists of the following indices in the indicated weights:

                                      Weight in
                                     Constructed
 Asset Class                          Benchmark        Benchmark
 US Stocks                               25%           Wilshire 5000 Stock Index

 Foreign Stocks                          25%           MSCI All Country World Free ex US Index

 Absolute Return Strategies              20%           3-month Treasury bills plus 5% per annum

 Resource-Related Stocks                  5%           Resource-related sectors of MSCI World Index
                                                       75%      Energy Services
                                                       20%      Metals and Mining
                                                       5%       Paper and Forest Products

 Inflation-Linked Bonds                   5%           10-year US Treasury Inflation Protected Security

 US Bonds                                20%           Lehman Aggregate Bond Index


Note: The Constructed MAF Benchmark has changed twice since the TIFF Multi-Asset Fund's inception in order to more accurately reflect the Fund's composition. On January 1, 1998, the Foreign Stock segment was reduced from 30% to 25% of the benchmark and the Absolute Return segment was increased from 15% to 20%. On October 1, 1999, the Resource-Related segment was reduced from 10% to 5%, Foreign Bonds were eliminated, US Bonds increased from 15% to 20%, and Inflation-Linked Bonds were added to the benchmark at a 5% weight.


** Please note that this Index is 100% stocks whereas the TIFF Multi-Asset Fund normally comprises only 55% stocks. The MSCI All Country World Free Index is included here solely to comply with SEC regulations.


12  TIP Prospectus

                       Fees and Annual Operating Expenses

This table describes the fees and expenses that a member pays when buying or holding shares of a fund.

-------------------------------------------------------------------------------------------------------------------------------
           Shareholder Fees
(paid directly from the shareholder's
            investment)                 Multi-Asset   International Equity  Emerging Markets  US Equity   Bond   Short-Term
-------------------------------------------------------------------------------------------------------------------------------
Sales Loads                                 None              None                None           None     None      None
-------------------------------------------------------------------------------------------------------------------------------
Transaction Charges Paid to Funds (as
 percentage of purchase or redemption
 amount)
 . Entry Fees on Purchases [a]                  0.75%                 0.75%             1.00%       0.25%  None      None
 . Exit Fees on Redemptions [a]                 0.75%                 0.75%             1.00%       0.25%  None      None
 . Exchange Fees [a]                            0.75%                 0.75%             1.00%       0.25%  None      None
-------------------------------------------------------------------------------------------------------------------------------
Annual Operating Expenses
(deducted from fund assets, expressed
 as percentage of average net assets)
 . Management Fees [b]                          0.32%                 0.68%             1.03%       0.50%  0.24%        0.23%
 . Other Expenses [c]                           0.25%                 0.32%             0.70%       0.17%  0.24%        0.22%
-------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses                0.57%                 1.00%             1.73%       0.67%  0.48%        0.45%[d]
-------------------------------------------------------------------------------------------------------------------------------

[a] Entry and Exit Fees of Equity Funds. While the funds are no load and do not charge sales commissions, all funds except the Bond and Short-Term Funds assess entry and exit fees as set forth in the above table. The reasons for these fees are described in detail in the section entitled Purchases and Redemptions.

[b] Management Fees. The Management Fees listed above include advisory fees and fees of those Money Managers that manage separate accounts on behalf of a fund. Many of the Money Managers are on performance-based fee schedules and therefore these fees will vary over time depending on the performance of the funds. For further discussion of Money Manager fees, please see the section of the Statement of Additional Information entitled Performance-Based Fees for Money Managers.

[c] Other Expenses. This category includes administration fees, custody fees, legal, audit, and other miscellaneous fund expenses.

[d] Fee Waiver. Because FAI waived all of its management fee and the Money Manager waived a portion of its fee, total annual operating expenses were 0.35% for the fiscal year ended December 31, 1999.

Example. This example is intended to help members compare the cost of investing in a TIFF fund with the cost of investing in other mutual funds. The example assumes that one invests $10,000 in a fund for the time periods indicated. The example also assumes that the investment has a 5% return each year, that the fund's operating expenses remain the same, and that all dividends and distributions are reinvested. Entry fees are reflected in both scenarios and exit fees are reflected in the rows labeled "With redemption at end of period." Actual costs may be higher or lower.

Expenses per $10,000 Investment

--------------------------------------------------------------------------------------------------------
                                     Multi-  International     Emerging        US
                                     Asset      Equity         Markets       Equity  Bond  Short-Term
--------------------------------------------------------------------------------------------------------
1 Year
With redemption at end of period       $211      $  254          $  376       $119   $ 49     $ 46
No redemption at end of period         $133      $  176          $  274       $ 93   $ 49     $ 46
--------------------------------------------------------------------------------------------------------
3 Years
With redemption at end of period       $341      $  475          $  749       $267   $154     $144
No redemption at end of period         $256      $  391          $  639       $239   $154     $144
--------------------------------------------------------------------------------------------------------
5 Years
With redemption at end of period       $483      $  714          $1,145       $428   $269     $252
No redemption at end of period         $391      $  623          $1,029       $397   $269     $252
--------------------------------------------------------------------------------------------------------
10 Years
With redemption at end of period       $898      $1,401          $2,257       $896   $604     $567
No redemption at end of period         $783      $1,290          $2,121       $857   $604     $567
--------------------------------------------------------------------------------------------------------

                                                              April 28, 2000  13

--------------------------------------------------------------------------------
                               Eligible Investors
--------------------------------------------------------------------------------

Asset Size. The TIFF mutual funds are available only to organizations meeting the eligibility criteria set forth below. Because of the nature of certain investments made by the Multi-Asset, International Equity, and Emerging Markets Funds, shares of these funds are available only to organizations that invest at least $750,000 in TIP or whose endowment assets exceed $1.5 million. Organizations wishing to confirm their eligibility should contact FAI.

Eligibility Criteria.  The TIFF mutual funds are open to:

 .    Organizations operated exclusively for charitable purposes, no part of the net earnings of which inures to the benefit of any private individual or corporation;

 .    Organizations that qualify for exemption from federal income taxes under
     Section 501(c)(3) of the Internal Revenue Code of 1986, as amended;

 .    Non-US-based charitable organizations that have received 501(c)(3)
     equivalency certificates from the Internal Revenue Service;

 .    Planned giving or split interest assets of eligible organizations where at least part of the income or principal of such assets is owned irrevocably by the eligible organization and the organization has legal control over the securities or vehicles in which such assets are invested;

 .    Retirement plans maintained for the employees of organizations meeting the above eligibility criteria; and

 .    FAI employees.

--------------------------------------------------------------------------------
                   Management and Administration of the Funds
--------------------------------------------------------------------------------

TIFF The Investment Fund for Foundations, a not-for-profit membership organization dedicated to enhancing foundations' investment returns

TIP TIFF Investment Program, a family of no-load mutual funds offered exclusively to 501(c)(3) organizations

FAI Foundation Advisers, Inc., the investment advisor of the TIFF mutual funds, taxable but operated on a not-for-profit basis

The Cooperative. The TIFF Investment Program, Inc. ("TIP") seeks to improve the net investment returns of its members by making available to them a series of investment funds. Each fund has its own investment objective and policies. The funds are advised by Foundation Advisers, Inc. ("FAI"). TIP and FAI were organized by The Investment Fund for Foundations ("TIFF"). TIFF is a tax-exempt, not-for-profit, member-controlled organization dedicated to enhancing foundations' investment returns. Although certain members of TIFF's board of trustees serve as directors of TIP and FAI, TIFF does not exercise control over TIP. The directors of TIP are elected by the members of the funds. FAI is a director-controlled corporation, and a majority of its directors are not affiliated persons or interested persons of TIFF as those terms are defined in the Investment Company Act of 1940.

Directors and Officers of TIP and FAI. TIP's board of directors manages and supervises TIP. With the exception of FAI's president, all FAI and TIP directors serve as unpaid volunteers. Individuals currently serving as directors or officers of TIP and FAI are identified below.

14  TIP Prospectus

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------

Selection Process. Initial members of the boards of FAI and TIP were selected by TIFF's board of trustees. TIP's directors are elected by the funds' members (see Member Voting Rights and Procedures in the Statement of Additional Information). FAI's directors are elected according to procedures designed to ensure that FAI's directors, officers, and employees remain responsive to members' needs.

-----------------------------------------------------------------------------------------------------
                                                       TIP                           FAI
                                          --------------------------   ------------------------------
                                            Directors     Officers       Directors      Officers
Unpaid Directors
Sheryl L. Johns                               Chair
William F. Nichols*                         Director                     Director
Fred B. Renwick                             Director
John E. Craig, Jr.                          Director
Gregory D. Curtis                                                          Chair
Alice W. Handy                                                           Director
Robert A. Kasdin                                                         Director
William McLean                                                           Director
Jack R. Meyer                                                            Director
Ann B. Sloane                                                            Director
David F. Swensen                                                         Director
Jeffrey Tarrant                                                          Director
Arthur Williams III                                                      Director

Officers and Paid
Directors
David A. Salem*                             Director     President       Director       President
Esther L. Cash                                         Vice Pres/Sec                Managing Director
Thomas N. Felker                                       Vice President               Managing Director
Nina F. Scherago                                       Vice President               Managing Director
Meredith A. Shuwall                                    Vice President               Managing Director
William E. Vastardis                                     Treasurer
-----------------------------------------------------------------------------------------------------

  An asterisk (*) has been placed next to the names of the two members of TIP's board of directors who are "interested persons" by virtue of their affiliations with FAI as defined by the Investment Company Act of 1940.

Biographies of Unpaid Directors

John E. Craig, Jr. is executive vice president and treasurer of The Commonwealth Fund, One East 75th Street, New York, NY, 10021, where he oversees assets exceeding $500 million. Mr. Craig was formerly assistant director of the John
A. Hartford Foundation. He chairs the board of the Non-Profit Coordinating Committee of New York, is a member of the Investment Committee of the Social Science Research Council, and is a member of the board of the Greenwall Foundation and the Picker Institute. He is chair of the board of The Investment Fund for Foundations.

Gregory D. Curtis is president of Greycourt & Co., Inc., 607 College Street, Pittsburgh, PA, 15232, an investment consulting firm. Mr. Curtis was formerly president of the Laurel Foundation and C.S. May Associates, a private family office. He is a trustee of the Center for the Study of Community, the Contemporary Arts Stabilization Trust, and St. John's College.

Alice W. Handy is president of the University of Virginia Investment Management Company, P.O. Box 400215, Charlottesville, VA, 22904, which has endowment and trust assets exceeding $1.7 billion. Ms. Handy was formerly treasurer of the Commonwealth of Virginia. She chairs the Investment Advisory Committee of the Virginia Retirement System and is a member of the advisory board of First Union Bank of Virginia.

                                                              April 28, 2000  15

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------

Sheryl L. Johns is vice president, treasurer, and chief financial officer of Houston Endowment Inc., 600 Travis, Suite 6400, Houston, TX, 77002, a private foundation with assets exceeding $1 billion. She was formerly a manager with the accounting firm of Ernst & Young. Ms. Johns is a Certified Management Accountant as well as a Certified Public Accountant. She is a member of the board of directors of the Conference of Southwest Foundations, a member of the steering committee of the Foundation Financial Officers Group, a trustee of The Investment Fund for Foundations, and chair of the TIFF Investment Program, Inc.


Robert A. Kasdin is executive vice president and chief financial officer of the University of Michigan, 3014 Fleming Administration Building, 503 Thompson Street, Ann Arbor, MI, 48109, where he, among other responsibilities, oversees an endowment of $3 billion. Mr. Kasdin was formerly treasurer and chief investment officer of The Metropolitan Museum of Art and vice president and general counsel of the Princeton University Investment Company. He is a former member of the Finance Committee of the Rockefeller Brothers Fund and a current member of the board of directors of the Institute for Ecosystem Studies.

William H. McLean is senior managing director of asset and investment management of the John D. and Catherine T. MacArthur Foundation, Suite 1100, 140 South Dearborn Street, Chicago, IL, 60603, a private foundation with assets exceeding $4 billion. He was formerly an investment officer at The Duke Endowment.

Jack R. Meyer is president and chief executive officer of Harvard Management Company, 600 Atlantic Avenue, 15th Floor, Boston, MA, 02110, the endowment management subsidiary of Harvard University, which has endowment, pension, and trust assets exceeding $16 billion. Mr. Meyer was formerly treasurer and chief investment officer of the Rockefeller Foundation, deputy comptroller of New York City, and a director of the Investor Responsibility Research Center.

William F. Nichols is treasurer of the William and Flora Hewlett Foundation, 525 Middlefield Road #200, Menlo Park, CA, 94025, which has assets of $2.9 billion. He is also a director of the Lucile Packard Foundation for Children's Health and a trustee of Channing House.

Fred B. Renwick is professor of finance at the Leonard M. Stern School of Business, New York University, 44 West 4th Street, Suite 9-190, New York, NY, 10012. Professor Renwick is chair of the Finance Committee of Morehouse College and chair of the Investment Committees of the American Bible Society and Wartburg Foundation. He was formerly vice chair of the Board of Pensions of the Evangelical Lutheran Church in America.

Ann Brownell Sloane is president of Sloane & Hinshaw, 67A East 77th Street, New York, NY, 10021, a firm that furnishes strategic, financial planning, and management services to foundations and other tax-exempt grantmaking organizations. Ms. Sloane is a former trustee of Swarthmore College and recently completed 20 years of service on the Investment Committee of its board of managers.

David F. Swensen is chief investment officer of Yale University, 230 Prospect Street, New Haven, CT, 06511, which has assets exceeding $6 billion. Mr. Swensen was formerly an associate at Salomon Brothers and a senior vice president at Lehman Brothers. He is a lecturer in Yale College, management fellow at Yale's School of Management, and a trustee of The Carnegie Institution of Washington. He is a member of the Investment Advisory Committees of the Carnegie Corporation, Edna McConnell Clark Foundation, and Howard Hughes Medical Institute.

16  TIP Prospectus

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------

Jeffrey Tarrant is president of Arista Group, Inc., One Rockefeller Plaza, Suite 1010 New York, NY, 10020, an investment advisory firm advising the Sidney Kimmel Foundation and the Kimmel family private portfolio. He is also the founder of Altvest, an Internet Website for alternative investments. He was formerly president of Thurn und Taxis of America, Inc. and manager of the Thurn und Taxis family capital portfolio (Regensburg, Germany).

Arthur Williams III is president of Pine Grove Associates, Inc., 350 Springfield Avenue, Summit, NJ, 07901, an asset management and consulting firm providing services to high net worth institutions and families. He is former director of retirement plan investments and other investment programs for McKinsey & Company, Inc. He is the author of Managing Your Investment Manager and a member of the Nominating Committee of the Institute for Quantitative Research in Finance. He also serves as trustee for a number of families.

Biographies of Officers

Esther L. Cash is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to joining TIFF, Ms. Cash was employed by Grantham, Mayo, Van Otterloo & Co. ("GMO"), where her responsibilities included operations, investment research, asset allocation, regulatory compliance, and communications for GMO's institutional mutual funds. Prior to joining GMO, she was employed by Cambridge Associates, Inc., where she was involved in systems design, research, and consulting.



Thomas N. Felker is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to joining TIFF, Mr. Felker was head of pension investments for Fort James Corporation, where his responsibilities included formulating investment policy and evaluating money managers. Prior to joining Fort James, Mr. Felker was a tax manager and auditor at Ernst & Young. He is a Certified Public Accountant and a CFA charterholder.

David A. Salem is president and chief executive officer of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to assuming TIFF's presidency in 1993, Mr. Salem was a partner in the Boston-based investment advisory firm Grantham, Mayo, Van Otterloo & Co., where his responsibilities included asset allocation and strategic planning. Prior to joining GMO, Mr. Salem was a managing director of Cambridge Associates, Inc., which provides investment and financial planning services primarily to not-for-profit endowed institutions. He has served on the faculties of Middlebury College and the University of Virginia and in the Office of the Counsel to the President of the United States. Mr. Salem is a trustee of the Core Knowledge Foundation and is former co-chair of the Cabinet of the Thomas Jefferson Memorial Foundation (Monticello).

Nina F. Scherago is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to joining TIFF, Ms. Scherago was director of private investments of the Howard Hughes Medical Institute, where she oversaw a private investment portfolio of approximately $1.2 billion. Prior to joining Howard Hughes, Ms. Scherago was with the investment banking firm of Alex. Brown & Sons. She is a CFA charterholder.

Meredith A. Shuwall is managing director of The Investment Fund for Foundations and Foundation Advisers, Inc., 2405 Ivy Road, Charlottesville, VA, 22903. Prior to joining TIFF, Ms. Shuwall was a vice president at Vrolyk & Company, where her responsibilities included providing financial advisory and merger and acquisition services for private companies. Prior to joining Vrolyk, Ms. Shuwall was an associate at Onyx Partners, Inc., where she managed an opportunistic real estate fund.

                                                              April 28, 2000  17

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------

William E. Vastardis is managing director of fund administration of Investors Capital Services, Inc. ("Investors Capital"), 600 Fifth Avenue, 26th Floor, New York, NY, 10020. Prior to joining Investors Capital, Mr. Vastardis served as vice president and head of the private label mutual fund administration division of the Vanguard Group, Inc. (1984-92) and in Vanguard's fund accounting operations (1978-84). The Vanguard Group, headquartered in Malvern, PA, is the second largest mutual fund family in the US.

Remuneration of Directors and Officers; Reimbursement of Expenses. The following individuals receive remuneration for their services as directors or officers of TIP or FAI: Ms. Cash, Mr. Felker, Mr. Salem, Ms. Scherago, Ms. Shuwall, and Mr. Vastardis. Ms. Cash, Mr. Felker, Mr. Salem, Ms. Scherago, and Ms. Shuwall are paid employees of FAI and receive no compensation directly from TIP. Mr. Vastardis is a paid employee of Investors Capital and receives no compensation directly from FAI or TIP. FAI and TIP directors may be reimbursed for their out-of-pocket expenses associated with attending board meetings.

The Advisor. FAI, with principal offices at 2405 Ivy Road, Charlottesville, VA, 22903, is a non-exempt membership corporation that serves as the advisor to all funds. FAI was formed to facilitate investment by private foundations, community foundations, and other 501(c)(3) organizations in stocks, securities, and other assets. FAI's affairs are managed by its board of directors. FAI's directors are members of the corporation and are "controlling persons" (as defined in the Investment Company Act of 1940) of FAI. This fact does not prevent payment of reasonable compensation for services rendered in carrying out FAI's activities.

Advisory Agreement.  Pursuant to each fund's Advisory Agreement with TIP, FAI:
1. develops investment programs, selects Money Managers, and monitors their investment activities and results;
2. provides or oversees the provision of all general management, investment advisory, and portfolio management services to TIP; and
3.  provides TIP with office space, equipment, and personnel.

Other FAI Investment Advisory Duties.  FAI also:
1.  allocates and reallocates each fund's assets among the Money Managers;
2. identifies appropriate commingled investment vehicles in which to invest the funds' assets; and
3. invests funds held in the form of cash reserves pending allocation to Money Managers or to meet redemption requests.




Money Managers

Multi-Manager Structure. With the exception of the Short-Term Fund, each fund employs multiple Money Managers. FAI seeks to facilitate the attainment of each fund's investment and performance objectives by allocating a portion of a fund's assets to a number of Money Managers. Each Money Manager specializes in a particular market sector and utilizes a particular investment style.

Discretion Afforded Money Managers. Each Money Manager has discretion to purchase and sell securities for its allocated portion of a fund's assets, subject to written investment objectives, policies, and restrictions. For separate accounts, these guidelines are developed by TIP's board of directors and FAI; for Money Managers that manage a fund's assets as commingled investment vehicles, the guidelines are typically developed by the vehicles' management and reviewed by TIP and FAI. Although the Money Managers' activities are subject to general oversight by the boards of directors and officers of TIP and FAI, neither the boards nor the officers of FAI evaluate the investment merits of the Money Managers' individual security selections.

18  TIP Prospectus

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------


Manager Selection Process. With the exception of funds held in the form of cash reserves pending allocation to Money Managers or distribution to members, the assets of each fund are allocated by FAI among the Money Managers profiled in Appendix A. The Money Managers' investment approaches are described in Appendix
A. FAI is responsible for identifying qualified Money Managers and (in the case of separate account Money Managers) negotiating the Agreement terms under which they will provide services to the funds. These Agreements are submitted for approval by TIP's board of directors. TIP's board of directors retains the right to disapprove the hiring of Money Managers and to terminate Agreements (subject to termination provisions contained therein) between TIP and all service providers employed by it, including FAI and the Money Managers.

Manager Selection Criteria. In selecting Money Managers, FAI weighs a number of relevant factors and makes its selection based on a comparison of all such factors. FAI reviews the historical investment results of a universe of Money Managers, evaluates written information about these money managers supplied by the Money Managers and outside parties, and conducts face-to-face interviews with the individuals who would actually manage money for TIP should their firms be employed by it. Each of the Disqualifying Attributes noted below constitutes a sufficient ground for rejection or dismissal of a Money Manager displaying it. The factors considered by FAI in selecting the funds' current Money Managers and in considering the selection of other Money Managers include:

     Important Attributes
     . A well-defined investment philosophy that gives the manager a discernible competitive advantage in the gathering or processing of investment data
     . A verifiable record that the firm has faithfully executed this philosophy over time
     . A proven capacity to deliver reasonably uniform results to all clients' assets to which this philosophy is applied
     . A reasonable amount of assets under management to which this philosophy is applied
     .  Satisfactory returns versus relevant benchmark indices
     .  A proven capacity to adapt to changes in financial markets
     . A proven willingness to invest adequately in its own business (including technological resources) in light of such changes
     . Investment professionals who have strong personal incentives (both financial and psychological) to produce satisfactory results for their clients

     Helpful Attributes
     . Money management is the firm's sole (preferably) or primary line of business
     . The firm's decisionmakers are seasoned professionals or the firm's philosophy is unusually innovative (preferably both)
     . The firm is willing to use performance-based fee arrangements as an expression of confidence in its own abilities
     . The firm complies fully with the Performance Presentation Standards of the Association for Investment Management and Research

     Undesirable Attributes
     .  A high degree of personnel turnover
     .  Insufficiently trained administrative personnel
     .  Insufficiently robust investment accounting systems
     . Investment decisionmakers who are unduly burdened with administrative tasks
     . An unwillingness to specify asset size limits for products or services that require such limits

                                                              April 28, 2000  19

--------------------------------------------------------------------------------
              Management and Administration of the Funds continued
--------------------------------------------------------------------------------


     Disqualifying Attributes
     . Investment decisionmakers who are engaged primarily in brokerage or financial planning (as distinct from portfolio management)
     .  An inability to meet performance reporting deadlines
     . Relevant criminal convictions or sanctions by the SEC or other federal or state regulatory agencies

Other Considerations. When evaluating persons who might potentially manage money for TIP, FAI's directors consider carefully the financial viability and stability of the firms with which they are associated, but they do not assume that the age (or size) of an investment management organization and the quality of its services are always positively correlated. Indeed, if properly structured and managed, a newly established investment management organization has the potential to deliver superior services to its clients or members at a lower cost than competing suppliers precisely because its human and technological resources have been assembled recently: technology is evolving so rapidly that organizations structured and equipped specifically to compete under current, as distinct from past, market conditions often have a discernible edge; provided, of course, that the persons leading them are sufficiently skilled and experienced.

Money Manager Agreements. In order to preserve the flexibility needed to respond to changes in TIP's operating environment, the Agreements between TIP and each Money Manager do not specify the percentage of a fund's assets to be allocated to the Money Manager. Members and prospective members seeking to know the actual allocation of each fund's assets across Money Managers at a given time can obtain this information by contacting FAI.

                                               Multi-   International   Emerging     US            Short-
                                                Asset       Equity       Markets   Equity   Bond    Term
---------------------------------------------------------------------------------------------------------
Total Management Fees Paid to FAI and Money
 Managers for Fiscal Year Ended 12/31/99         0.32%      0.68%         1.03%    0.50%   0.24%   0.23%*
---------------------------------------------------------------------------------------------------------

*As a result of waivers of all of FAI's advisory fee and a portion of the Money Manager's management fee, the actual management fee paid by the Short-Term Fund for the fiscal year ended December 31, 1999 was 0.13%.


--------------------------------------------------------------------------------
               Investment Objectives, Policies, and Restrictions
--------------------------------------------------------------------------------

Overview. Each fund's investment objective and certain investment policies and restrictions are fundamental, which means that they may be changed only with the approval of the fund's members holding a majority of that fund's outstanding voting securities. Other investment policies and restrictions may be changed by the funds' board of directors without member approval. There can be no assurance a fund will attain its Investment Objective.


Performance Goals. Performance benchmarks and certain other fund policies are not fundamental and may be changed without member approval upon notice to members. A fund's performance benchmark serves to monitor its success over a full market cycle (for these purposes, a market cycle is defined as the period from the peak of one rising market to the peak of the next rising market, or the corresponding troughs of falling markets). The performance of each fund, when compared to its specified benchmark, can be expected to vary from year to year. The funds attempt to attain their performance goals over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

20  TIP Prospectus

--------------------------------------------------------------------------------
                           Purchases and Redemptions
--------------------------------------------------------------------------------

Account Application. An Account Application must be completed and submitted by each TIP investor. Accompanying the completed application, members must also submit a copy of proof of their tax exempt status from the IRS. Organizations admitted as members of TIP that are subsequently determined to be ineligible will be asked to redeem all shares that they hold in all TIFF mutual funds.

Net Asset Value. The price at which a member purchases or redeems shares of a fund is equal to the net asset value (the "NAV") per share of the fund as determined on the effective date of the purchase or redemption. The NAV is calculated by taking the total value of a fund's assets, subtracting the fund's liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund Accounting Agent, Investors Bank & Trust Company, as of the end of regular trading hours of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on the days that the New York Stock Exchange, the Federal Reserve Bank of New York, the Distributor, the Administrator, the Transfer Agent, and the Custodian are all open for business, which is typically Monday through Friday, except holidays ("Business
Days").

Fees. Purchases and redemptions of shares in the funds include no sales charges. However, all funds except the Bond and Short-Term Funds assess entry and exit fees as set forth in the section entitled Fees and Annual Operating Expenses. These fees are paid directly to the funds themselves and not to FAI or other fund Service Providers. They apply to initial investments in each fund and all subsequent purchases, exchanges, or redemptions but not to reinvested dividends or capital gains distributions. These entry and exit fees are designed to allocate transaction costs associated with purchases, exchanges, and redemptions of fund shares to members actually making such transactions, rather than to the funds' other members. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at FAI's discretion when the transaction will not result in significant costs for the affected fund (e.g., in-kind purchases and redemptions).

Offering Dates, Times, and Prices. The fund continuously offers fund shares, and purchases may be made on any Business Day. Fund shares may be purchased at each fund's net asset value, next determined after an order and payment are accepted and any applicable entry fee has been deducted. Each fund's net asset value is determined on the basis of market prices or fair value as determined by the fund's board of directors. All purchases, except in-kind purchases, must be made in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when Investors Capital Services receives a completed Account Application and other required documents and funds become available to TIP in TIP's account with the Custodian as set forth below.

Investment Minimums. The minimum initial investment in each fund is $100,000 with the exception of the Short-Term Fund, which has a minimum initial investment of $50,000. The individual fund minimum may be waived if a member invests at least $750,000 in any combination of funds. Minimums may be waived for FAI employees. Subsequent purchases and redemptions may be made in any amount.

Order and Payment Procedures. To purchase shares on a particular Business Day, the following procedures apply:

When Allowed       Purchases may be made on any Business Day.

Payment Procedure  Federal funds should be wired to the funds' Custodian and
                   Transfer Agent, Investors Bank & Trust Company, Boston, Massachusetts. (See Wiring Instructions below.)

Procedure          A purchaser must call TIP at 804-817-8200 to inform TIP of the incoming wire transfer and must clearly indicate which fund is to be purchased. If federal funds are received by TIP prior to 4 p.m. Eastern time, the order will be effective on that day.

                                                              April 28, 2000  21

--------------------------------------------------------------------------------
                      Purchases and Redemptions continued
--------------------------------------------------------------------------------

Notification        If TIP receives notification after 4:00 p.m. Eastern time or if federal funds are not received by the Transfer Agent by 4:00 p.m. Eastern time, such purchase order shall be executed as of the date that federal funds are received by 4:00 p.m. Eastern time.

Converted Funds     Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will be converted the next Business Day.

Redemption Procedures. To redeem shares on a particular Business Day, the following procedures apply:

Type of Redemption  Full and fractional shares in any amount may be redeemed upon member's request.

Who May Redeem      Only an authorized agent as designated on the member's
                    Account Application may request a redemption.

Notification        The member must inform FAI of the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the Account Application), and the member's name and account number.

Time of Notice      TIP must receive notice of redemption by 4:00 p.m. Eastern time on any Business Day.

Late Notice         If the notice is received on a day that is not a Business
                    Day or after 4:00 p.m. Eastern time, it will be deemed received as of the next Business Day.

Redemption Price    The redemption will be based on the NAV per share next
                    determined after receipt by the Transfer Agent of proper notice.

Payment Payment generally will be made on the day following receipt of notice, less any applicable exit fee, but TIP reserves the right to delay payment for up to seven days.

Telephone Redemption Option. A member may request a redemption by calling FAI. TIP, FAI, Investors Capital, or the Transfer Agent may employ procedures designed to confirm that instructions communicated by telephone are genuine.
TIP will take reasonable steps to ensure that telephone instructions are legitimate and will not be liable for losses due to unauthorized or fraudulent instructions. TIP, FAI, Investors Capital, or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. TIP will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. No bank instruction changes will be accepted via telephone and all changes to a member's wiring instructions will require a signature guarantee by a qualified financial institution.

Potential In-Kind Redemptions. The funds reserve the right to redeem in-kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund's net asset value during such period. Redemptions in-kind entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by FAI in its discretion, as opposed to the cash distributions normally made to redeeming members.

Exchange Privilege. One fund's shares may be exchanged for shares of any other of the funds based on the respective net asset values of the shares involved in the exchange. There is no minimum for such an exchange. An exchange order is treated as a redemption followed by a purchase for tax purposes and for purposes of determining whether an entry or exit fee should be assessed. Investors wishing to make exchange requests should contact FAI. The exchange privilege is available only in states where the exchange legally may be made.

22  TIP Prospectus

--------------------------------------------------------------------------------
                      Purchases and Redemptions continued
--------------------------------------------------------------------------------


Wire Transfer Instructions. A member's bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares). A member may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to FAI with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by FAI, Investors Capital, or the Transfer Agent.

                           Funds should be wired to:
                         Investors Bank & Trust Company
                             Boston, Massachusetts
                                ABA#: 011001438
                           Attention: Transfer Agent
                           Deposit Account: 433334444
                    Further Credit: TIFF Investment Program
                   Member Name:  Name of Member Organization


--------------------------------------------------------------------------------
                          Dividends and Distributions
--------------------------------------------------------------------------------

Intended Distribution Schedule. Each fund intends to distribute to its members substantially all of its net investment income and its net realized long- and short-term capital gains. Net investment income includes dividends, interest, and other ordinary income, net of expenses. The intended payment schedules are summarized in the following table:

-----------------------------------------------------------------------------------------------------
                    Multi-      International  Emerging      US                           Short-
                     Asset         Equity      Markets     Equity          Bond            Term

Dividends

Declared         Semi-Annually  Semi-Annually  Annually   Quarterly       Daily           Daily

Reinvested           July/          July/      December  April/July/  Last Business   Last Business
                   December       December                October/     Day of Month    Day of Month
                                                          December

Paid                 July/          July/      December  April/July/  First Business  First Business
                   December       December                October/     Day of Month    Day of Month
                                                          December

Capital Gains

Declared           Annually       Annually     Annually   Annually       Annually        Annually
Reinvested         December       December     December   December       December        December
Paid               December       December     December   December       December        December
-----------------------------------------------------------------------------------------------------

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December, to members of record in such month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. TIP will seek to provide to members as much notice as possible regarding the timing of all distributions.

Distribution Options

Option 1 - Automatic Reinvestment of Distributions. Dividends and capital gains are automatically reinvested in additional shares of the same fund at the net asset value per share according to the schedule listed above.

Option 2 - Receive Cash. Dividends and capital gains are paid in cash according to the schedule listed above.


                                                              April 28, 2000  23

--------------------------------------------------------------------------------
                     Dividends and Distributions continued
--------------------------------------------------------------------------------

Option 3 - Receive Dividends in Cash and Reinvest Capital Gains. Dividends are paid in cash and capital gains are automatically reinvested in additional shares of the same fund at the net asset value per share according to the schedule listed above.

Additional Redemption Options. Members wishing to adopt a fixed dollar amount or percentage distribution should contact FAI to arrange for such specific distributions. Members can change their distribution options by contacting FAI in writing by the record date of the applicable dividend.

Tax-Related Warning to Private Foundations. If a private foundation subject to excise taxation purchases shares shortly before a distribution of dividends and capital gains, a portion of its investment will be classified as a taxable distribution (regardless of whether it reinvests distributions or takes them in cash).


--------------------------------------------------------------------------------
                               Tax Considerations
--------------------------------------------------------------------------------

The following discussion is for general information only. Members and prospective members should consult with their own tax advisors as to the tax consequences of an investment in a fund, including the status of distributions from each fund under applicable state or local laws.

Federal Taxes. The fund generally will not pay US federal income or excise tax. Each fund intends to distribute all of its taxable income by automatically reinvesting such amount in additional shares of the fund and distributing those shares to its members, unless a member elects on the Account Application to receive cash payments for such distributions.

Tax Treatment of Distributions. The funds intend to make distributions that may be taxed as ordinary income and capital gains. Dividends paid by a fund from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a US member as ordinary income. If a portion of a fund's income consists of dividends paid by US corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable in computing a member's federal income tax liability). Any distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated as capital gain dividends are taxable to members as long-term capital gains, regardless of how long they have held their fund shares. Dividends are taxable to members in the same manner whether received in cash or reinvested in additional fund shares. An exchange of one fund's shares for shares of another fund will be treated as a sale of the first fund's shares and purchase of the second fund's shares. Any gain on the transaction may be subject to federal income tax.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a fund in October, November, or December with a record date in any such month and paid by the fund during January of the following calendar year. Such distributions will be taxable to members in the calendar year in which the distributions are declared rather than the calendar year in which they are received. The US Equity fund expects that its distributions will represent primarily capital gains, and the Bond and Short-Term Funds expect that their distributions will represent primarily ordinary income. Each fund will inform members of the amount and tax status of all amounts treated as distributed to them within 60 days after the close of each calendar year.

Tax Treatment of Capital Transactions. Any gain or loss realized by a member upon the sale or other disposition of shares of a fund, or upon receipt of a distribution in a complete liquidation of the fund, generally will be a capital gain or loss. Such capital gain or loss will be either long term or short term, depending upon the member's holding period for the shares.

24  TIP Prospectus

--------------------------------------------------------------------------------
                               Tax Considerations
--------------------------------------------------------------------------------

Backup Withholding. As with all mutual funds, a fund may be required to withhold US federal income tax at the rate of 31% of all taxable distributions payable to members who fail to provide the fund with correct taxpayer identification numbers or to make required certifications or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amount withheld may be credited against US federal income tax liability.

State and Local Taxes. A fund may be subject to state, local, or foreign taxation in any jurisdiction in which it may be deemed to be doing business. Fund distributions may be subject to state and local taxes. Distributions of a fund which are derived from interest on obligations of the US Government and certain of its agencies, authorities, and instrumentalities may be exempt from state and local taxes in certain states.

Further information relating to tax consequences is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help members understand the funds' financial performance for the period of each fund's operations. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included along with the funds' financial statements in the Annual Report (available upon request).

TIFF Multi-Asset Fund

------------------------------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended      Period from
For a share outstanding throughout each period            12/31/99     12/31/98     12/31/97     12/31/96    3/31/95*-12/31/95
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                     $   11.42    $   11.65    $   12.08    $   11.13   $            10.00
Income from investment operations:
Net investment income                                         0.22         0.20         0.44         0.17                 0.26
Net realized and unrealized gain (loss) on
 investments**                                                2.30        (0.20)        0.01         1.37                 1.08
                                                         ---------    ---------    ---------    ---------   ------------------
Total from investment operations                              2.52         0.00         0.45         1.54                 1.34
Less distributions from:
Net investment income                                        (0.41)       (0.07)       (0.30)       (0.18)               (0.24)
Amounts in excess of net investment income                   (0.09)       (0.19)       (0.15)       (0.13)                  --
Net realized gains                                           (0.07)          --        (0.63)       (0.36)               (0.03)
                                                         ---------    ---------    ---------    ---------   ------------------
Total distributions                                          (0.57)       (0.26)       (1.08)       (0.67)               (0.27)
                                                         ---------    ---------    ---------    ---------   ------------------
Entry/exit fee per share                                      0.04         0.03         0.20         0.08                 0.06
                                                         ---------    ---------    ---------    ---------   ------------------
Net asset value, end of period                           $   13.41    $   11.42    $   11.65    $   12.08   $            11.13
                                                         ---------    ---------    ---------    ---------   ------------------
Total return (c)                                             22.65%        0.22%        5.51%       14.72%              13.87%(b)
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (000s)                         $ 238,644    $ 291,847    $ 382,317    $ 218,244   $           92,630
Ratio of expenses to average net assets                       0.57%        0.65%        0.72%        1.03%               0.80%(a)
Ratio of net investment income to average net assets          2.20%        1.85%        3.30%        1.99%               4.00%(a)
Portfolio turnover                                          154.49%      196.06%      181.51%      100.66%              97.35%(b)
------------------------------------------------------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
(c) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning of each period used for calculating total return excludes such entry/exit fees.
*    Commencement of operations.
**   Including foreign currency-related transactions.

TIFF International Equity Fund

----------------------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each year              12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                       $   11.17    $   11.77    $   12.19    $   10.82    $    9.98
Income from investment operations:
Net investment income                                         0.13         0.19         0.17         0.10         0.15
Net realized and unrealized gain (loss) on
 investments*                                                 3.93         0.12        (0.11)        1.59         0.80
                                                         ---------    ---------    ---------    ---------    ---------
Total from investment operations                              4.06         0.31         0.06         1.69         0.95
Less distributions from:
Net investment income                                        (0.05)       (0.12)       (0.16)       (0.09)       (0.14)
Amounts in excess of net investment income                   (0.08)       (0.20)       (0.09)          --           --
Net realized gains                                           (1.54)       (0.62)       (0.28)       (0.26)          --
                                                         ---------    ---------    ---------    ---------    ---------
Total distributions                                          (1.67)       (0.94)       (0.53)       (0.35)       (0.14)
                                                         ---------    ---------    ---------    ---------    ---------
Entry/exit fee per share                                      0.02         0.03         0.05         0.03         0.03
Net asset value, end of year                             $   13.58    $   11.17    $   11.77    $   12.19    $   10.82
                                                         ---------    ---------    ---------    ---------    ---------
Total return (b)                                             37.40%       3.03% (a)    0.91%       15.94%        9.85%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000s)                           $ 246,429    $ 260,030    $ 241,072    $ 219,458    $ 155,422
Ratio of expenses to average net assets                       1.00%       0.81% (c)    1.21%        1.11%        1.05%
Ratio of expenses to average net assets before
 expense waivers                                              1.00%       0.84% (c)    1.21%        1.11%        1.05%
Ratio of net investment income to average net assets          1.32%       1.47%        0.72%        0.91%        1.48%
Portfolio turnover                                           28.33%      30.62%       25.55%       32.40%       32.91%
----------------------------------------------------------------------------------------------------------------------

(a) Total return would have been lower had certain expenses not been waived or reimbursed.
(b) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each year used for calculating total return excludes such entry/exit fees.
(c) Expenses include tax expense for the year ended December 31, 1998. Without the tax expense, the ratio of expenses to average net assets and the ratio of expenses to average net assets before expense waivers would have been 0.76% and 0.79%, respectively.
*    Including foreign currency-related transactions.

26  TIP Prospectus

--------------------------------------------------------------------------------
                         Financial Highlights continued
--------------------------------------------------------------------------------

TIFF Emerging Markets Fund

--------------------------------------------------------------------------------------------------------------------------
                                                        Year Ended    Year Ended     Year Ended    Year Ended   Year Ended
For a share outstanding throughout each year              12/31/99       12/31/98      12/31/97      12/31/96     12/31/95
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                       $    5.19      $    8.09     $    8.63     $    8.45    $    9.24
Income from investment operations:
Net investment income (loss)                                 (0.09)         (0.01)         0.33          0.01           --
Net realized and unrealized gain (loss) on
 investments*                                                 3.99          (2.73)        (2.83)         3.17        (0.82)
                                                         ---------      ---------     ---------     ---------    ---------
Total from investment operations                              3.90          (2.74)        (2.50)         3.18        (0.82)
Less distributions from:
Net investment income                                           --             --         (0.24)        (0.04)       (0.00)  #
Amounts in excess of net investment income                   (0.20)         (0.17)        (0.27)        (0.00) #     (0.00)  #
Net realized gains                                              --             --            --        (0.00)  #        --
                                                         ---------      ---------     ---------     ---------    ---------
Amounts in excess of net realized gains                         --             --            --            --        (0.00)  #
Total distributions                                          (0.20)         (0.17)        (0.51)        (0.04)       (0.00)  #
                                                         ---------      ---------     ---------     ---------    ---------
Entry/exit fee per share                                      0.01           0.01          2.47         (2.96)        0.03
Net asset value, end of year                             $    8.90      $    5.19     $    8.09     $    8.63    $    8.45
                                                         ---------      ---------     ---------     ---------    ---------
Total return (b)                                             75.49%       (33.38%) (a)   (0.40%)        2.51%       (8.39%)
--------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000s)                           $  82,396      $  58,167     $  83,836     $  89,736    $  59,486
Ratio of expenses to average net assets                       1.73%         3.09% (c)     1.56%         1.62%        2.35%
Ratio of expenses to average net assets before
 expense waivers/reimbursements                               1.73%         3.14% (c)     1.56%         1.62%        2.35%

Ratio of net investment income (loss) to average net          0.01%         (0.55%)        0.95%         0.06%       (0.15%)
 assets
Portfolio turnover                                           45.94%         47.62%        72.23%        79.96%      104.30%
--------------------------------------------------------------------------------------------------------------------------

(a) Total return would have been lower had certain expenses not been waived or reimbursed.
(b) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each year used for calculating total return excludes such entry/exit fees.
(c) Expenses include tax expense for the year ended December 31, 1998. Without the tax expense, the ratio of expenses to average net assets and the ratio of expenses to average net assets before expense waivers would have been 2.98% and 3.03%, respectively.
#    Rounds to less than $0.01.
*    Including foreign currency-related transactions.

TIFF US Equity Fund

----------------------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each year              12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                       $   15.62    $   15.66    $   13.74    $   12.36    $   10.02
Income from investment operations:
Net investment income                                         0.09         0.17         0.50         0.20         0.20
Net realized and unrealized gain (loss) on investments        2.70         1.58         3.93         2.51         3.36
                                                         ---------    ---------    ---------    ---------    ---------
Total from investment operations                              2.79         1.75         4.43         2.71         3.56
Less distributions from:
Net investment income                                        (0.43)       (0.07)       (0.40)       (0.17)       (0.22)
Amounts in excess of net investment income                      --        (0.07)       (0.11)       (0.10)          --
Net realized gains                                           (2.21)       (1.66)       (2.01)       (1.07)       (1.01)
                                                         ---------    ---------    ---------    ---------    ---------
Total distributions                                          (2.64)       (1.80)       (2.52)       (1.34)       (1.23)
                                                         ---------    ---------    ---------    ---------    ---------
Entry/exit fee per share                                      0.01         0.01         0.01         0.01         0.01
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of year                             $   15.78    $   15.62    $   15.66    $   13.74    $   12.36
                                                         ---------    ---------    ---------    ---------    ---------
Total return (a)                                             18.89%       11.85%       33.01%       21.91%       36.02%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000s)                           $ 280,853    $ 312,587    $ 255,714    $ 176,797    $ 109,901
Ratio of expenses to average net assets                       0.67%        0.72%        0.70%        0.82%        0.93%
Ratio of net investment income to average net assets          0.68%        0.99%        1.34%        1.41%        1.67%
Portfolio turnover                                           73.59%       98.30%      108.52%      105.18%      109.89%
----------------------------------------------------------------------------------------------------------------------

(a) Total return includes the effects of entry/exit fees received by the Fund; however, net asset value per share at the beginning and end of each year used for calculating total return excludes such entry/exit fees.

                                                              April 28, 2000  27

--------------------------------------------------------------------------------
                         Financial Highlights continued
--------------------------------------------------------------------------------


TIFF Bond Fund

-----------------------------------------------------------------------------------------------------------------------
                                                        Year Ended    Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each year              12/31/99      12/31/98     12/31/97     12/31/96     12/31/95
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                       $   10.29     $   10.24    $   10.06    $   10.33    $    9.68
Income from investment operations:
Net investment income                                         0.61          0.60         0.64         0.67         0.67
Net realized and unrealized gain (loss) on investments       (0.65)         0.13         0.27        (0.27)        1.01
                                                         ---------     ---------    ---------    ---------    ---------
Total from investment operations                             (0.04)         0.73         0.91         0.40         1.68
Less distributions from:
Net investment income                                        (0.63)        (0.60)       (0.64)       (0.67)       (0.66)
Amounts in excess of net investment income                   (0.00) #      (0.02)       (0.01)       (0.00) #     (0.01)
Net realized gains                                           (0.02)        (0.06)       (0.08)          --        (0.36)
                                                         ---------     ---------    ---------    ---------    ---------
Total distributions                                          (0.65)        (0.68)       (0.73)       (0.67)       (1.03)
                                                         ---------     ---------    ---------    ---------    ---------
Net asset value, end of year                             $    9.60     $   10.29    $   10.24    $   10.06    $   10.33
                                                         ---------     ---------    ---------    ---------    ---------
Total return                                                 (0.45%)        7.31%        9.35%        3.75%       18.07%
-----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000s)                           $ 184,508     $ 197,652    $ 173,352    $ 127,491    $  91,072
Ratio of expenses to average net assets                       0.48%         0.46%        0.56%        0.58%        0.96%
Ratio of net investment income to average net assets          6.01%         5.82%        6.41%       6. 64%        6.34%
Portfolio turnover                                          474.10%       329.49%      398.16%      332.21%      406.24%
-----------------------------------------------------------------------------------------------------------------------

#  Rounds to less than $0.01.



TIFF Short-Term Fund

----------------------------------------------------------------------------------------------------------------------
                                                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
For a share outstanding throughout each year              12/31/99     12/31/98     12/31/97     12/31/96     12/31/95
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of year                       $    9.97    $    9.95    $    9.99    $   10.01    $   10.00
Income from investment operations:
Net investment income                                         0.52         0.54         0.54         0.54         0.58
Net realized and unrealized gain (loss) on investments       (0.03)        0.01        (0.02)       (0.02)        0.05
                                                         ---------    ---------    ---------    ---------    ---------
Total from investment operations                              0.49         0.55         0.52         0.52         0.63
Less distributions from:
Net investment income                                        (0.52)       (0.53)       (0.55)       (0.54)       (0.58)
Amounts in excess of net investment income                   (0.00) #        --        (0.01)       (0.00) #     (0.00) #
Net realized gains                                              --           --           --           --        (0.04)
                                                         ---------    ---------    ---------    ---------    ---------
Amounts in excess of net realized gains                         --           --           --           --        (0.00) #
                                                                                                             ---------
Total distributions                                          (0.52)       (0.53)       (0.56)       (0.54)       (0.62)
                                                         ---------    ---------    ---------    ---------    ---------
Net asset value, end of period                           $    9.94    $    9.97    $    9.95    $    9.99    $   10.01
                                                         ---------    ---------    ---------    ---------    ---------
Total return (a)                                              4.93%        5.59%        5.30%        5.28%        6.43%
----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year (000s)                           $  89,756    $  74,907    $  34,431    $  63,470    $  96,580
Ratio of expenses to average net assets                       0.35%        0.35%        0.47%        0.36%        0.42%
Ratio of expenses to average net assets before                0.45%        0.53%        0.56%        0.47%        0.54%
 expense waivers
Ratio of net investment income to average net assets          5.14%        5.41%        5.53%        5.35%        5.67%
----------------------------------------------------------------------------------------------------------------------

(a) Total return would have been lower had certain expenses not been waived or reimbursed.
#    Rounds to less than $0.01.

28  TIP Prospectus

--------------------------------------------------------------------------------
                                   Inquiries
--------------------------------------------------------------------------------

Requests for the prospectus, SAI, and Annual or Semi-Annual Reports as well as other inquiries concerning TIP may be made by contacting FAI at:

                           Foundation Advisers, Inc.
                                 2405 Ivy Road
                           Charlottesville, VA 22903
                              Phone:  804-817-8200
                               Fax:  804-817-8231
                             E-mail:  info@tiff.org
                             Website:  www.tiff.org

                                                              April 28, 2000  29

                                   Appendix A


                               Money Manager and
                     Commingled Investment Vehicle Profiles


The following profiles include a summary of the investment approach utilized by each Money Manager and each commingled investment vehicle in which the funds may invest, based on materials provided by each Money Manager and each commingled vehicle. These summaries are furnished as a means of assisting investors in understanding how each Money Manager or commingled investment vehicle describes its own approach.

Each profile also includes a description of fees to be paid by TIP to each Money Manager and a description of fees chargeable to TIP as an investor in each commingled investment vehicle. The performance-based fees of Money Managers are presented in the form of graphs and formulas. For a detailed description of the performance-based fee structure and the reasons underlying it, see Performance-Based Fees for Money Managers in the Statement of Additional Information.

Aronson + Partners


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

230 South Broad Street
Twentieth Floor
Philadelphia, PA  19102
phone:  215-546-7500
fax:    215-546-7506

Independent Investment Counsel
Controlled by Theodore Aronson, Partner
Founded in 1984
Total Assets under Management:                  $4.0 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

John D. and Catherine T. MacArthur Foundation
State of Florida
Virginia Retirement System



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

Theodore R. Aronson, CFA, CIC, Partner
MBA/BS, Wharton
1984-present:  Aronson + Partners
previous experience:  Addison Capital; Drexel
 Burnham Lambert

Paul Dodge, CFA, Partner
BA, College of William & Mary
1994-present: Aronson + Partners
previous experience: Cambridge Associates

Kevin M. Johnson, Partner
PhD, North Carolina; BS, Delaware
1993-present:  Aronson + Partners
previous experience:  DuPont Pension; Vanguard Group

Martha E. Ortiz, CFA, CIC, Partner
MBA, Wharton; BA, Harvard
1987-present:  Aronson + Partners
previous experience:  Wilshire Associates;
 Continental Grain

                                      Money Manager for the TIFF Multi-Asset and
                                                            TIFF US Equity Funds


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:  Large Cap Equity
Assets Using This Philosophy:  $1.9 bil  (12/31/99)
Account Type:  Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

The firm focuses on asset-rich companies (stocks with low price-to-book ratios), selling at relatively low market valuations (stocks with low price-to-earnings ratios), with proven management talent (reflected in a quantitative measure of historic management savvy and confidence, dubbed the management factor). A strict selection algorithm is applied separately to 11 economic sectors that include the 400 largest cap stocks. Risk-adjusted relative strength and estimate revision tests and an assessment of individual fundamental characteristics produce final selection adjustments and determine individual position sizes. Economic sector weights are held to within close tolerances of
their weights in the S&P 500.   Portfolio changes are executed by a number of
trading methods, including electronic crossing and basket trades. The firm measures and monitors closely its trading costs, including market impact and opportunity costs. Portfolios contain an average of 100 to 120 stocks, ranging in size from 0.4% to 5.0% of assets. Annual turnover averages 100%.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

S&P 500 Stock Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 15 + [ .250 x ( Excess Return - 90 ) ] subject to
Floor of 10 bp; Cap of 80 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Atlantic Asset Management, LLC

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Clearwater House
2187 Atlantic Street
Stamford, CT  06902
phone:  203-363-5100
fax: 203-363-5110

Independent Investment Counsel
Controlled by IBJ Whitehall, Ronald W. Sellers, and other      principals of
  Atlantic Asset Management
Founded in 1992
Total Assets under Management:  $5.0 bil  (12/31/99)


--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Catholic Foundation
Local 282
Local 803
Masonic Charity Foundation
National Maritime Union
Omaha School Employees' Retirement System
Samford University

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Ronald W. Sellers, President
MBA, Oklahoma State; MA, College of Holy Names;
 AB, California-Berkeley
1992-present:  Atlantic Asset Mgmt, LLC
1985-92:  Weiss Peck & Greer, Partner,
 Co-Director, Fixed Income

Elaine S. Hunt, CFA, Senior Vice President
MBA, Chicago; BA, Beloit College
1992-present:  Atlantic Asset Mgmt, LLC
Weiss, Peck & Greer; William M. Mercer

Donald W. Trotter, CFA, Senior Vice President
MBA, Missouri; BS/BA, Kansas
1992-present:  Atlantic Asset Mgmt, LLC
DeMarche Associates, Inc.; Phillips Petroleum

Robert F. Bayer, CFA, CPA, Senior Vice President,
 Portfolio Strategist
MA, MIT; BS, Wharton
1998-present: Atlantic Asset Mgmt, LLC
1990-1998: Brundage Story and Rose

Victor P. Silano, Vice President, Mortagages
BBA, Dowling College
1999-present: Atlantic Asset Management, LLC
1997-1999: ARM Capital Advisors

                                            Money Manager for the TIFF Bond Fund

--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                     Active Duration
Assets Using This Philosophy:                                $59 mm  (12/31/99)
Account Type:                                                  Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Atlantic Asset Management manages fixed income portfolios using a proprietary analytic framework that eliminates the need for economic or interest rate forecasting. Quantitative methods are used to target and control portfolio risk
exposures.   Portfolio duration is varied slightly around an index, a strategy designed to benefit from interest rate volatility. This strategy entails the purchase of longer maturity bonds as interest rates rise (prices fall) and their sale as rates fall (prices rise) resulting in a buy low, sell high discipline. The firm's exploitation of yield curve anomalies is based on statistical analysis of recent past relationships between the shape of the yield curve and subsequent returns. In the corporate sector, a well diversified portfolio is constructed by screening companies to identify issuers with improving margins and strong cash flows, thereby increasing the probability of credit upgrades while reducing the possibility of downgrades. In the mortgage sector, option adjusted valuation models are used to identify securities that can produce returns from interest rate movements which are consistent with the overall duration and yield strategy. The components of the strategy are combined through the use of optimization programs to provide the best expected return profile in a unified portfolio. Portfolio contains an average of 50 to 80 positions. Annual turnover averages 200%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Lehman Government/Corporate Bond Index

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 15 + [ .200 x ( Excess Return - 65 ) ] subject to
Floor of 10 bp; Cap of 60 bp
Measurement Period = Trailing 12 Month
Excess Return = Manager's Return - Benchmark Return

Canyon Capital Management, LP

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Canyon Capital Advisors, LLC
9665 Wilshire Blvd., Suite 200
Beverly Hills, CA  90212
phone:  310-247-2700
fax:    310-247-2701

Independent Investment Adviser
Controlled by Joshua S. Friedman, Mitchell R. Julis,
 R. Christian B. Evensen
Founded in 1990
Total Assets under Management:  $763 mm  (02/29/00)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Grosvenor Capital Management, LP
Ivy Asset Management
McKinsey & Company, Inc.
Permal Asset Management
Pine Grove Associates
Worms Asset Management, Inc.



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Joshua S. Friedman, Managing Partner
JD/MBA/BA, Harvard; MA, Oxford University
1990-present: Canyon Capital Advisors, LLC
Drexel Burnham Lambert

Mitchell R. Julis, Managing Partner
JD/MBA, Harvard; BA, Princeton
1990-present: Canyon Capital Advisors, LLC
Drexel Burnham Lambert

R. Christian B. Evensen, Managing Partner
BA, Williams College
1990-present: Canyon Capital Advisors, LLC
Drexel Burnham Lambert

                                     Money Manager for the TIFF Multi-Asset Fund


--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Vehicle:                                         The Value Realization Fund, LP
Assets Using This Vehicle:                                   $297 mm  (2/29/00)
Account Type:                                                Commingled Vehicle


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

The Fund seeks above average gains (both capital appreciation and current income) with moderate risk by employing a "bottom up" approach to investing in financial instruments perceived to be inefficiently priced as a result of business, financial, or legal uncertainties. Capital preservation is a fundamental priority, and as a result, the Fund has a strong debt orientation. Generally, the Fund invests in event driven situations, including bankruptcies, reorganizations, mergers, spin-offs, and other special situations.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

91-Day Treasury Bills plus 5% per annum



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1% of net assets per annum plus 20% of net profit. The net profit interest is subject to a "high water mark" provision that prohibits the manager's receipt of a profit participation unless the market value of each partner's interest exceeds its cost basis.

City of London Investment Management Co., Ltd.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

City of London
10 Eastcheap
London, England  EC3M 1LX
phone:  44-207-711-0771
fax:    44-207-711-0772

City of London
The Barn
1125 Airport Road
Coatesville, PA  19320
phone:  610-380-2110
fax:    610-380-2116

Independent Investment Adviser
Controlled by FMH Investments NV, AMIC. Third  Canadian Investments, AMB
 Investments, Barry Olliff, Scaleoption CoL ESOP
Founded in 1991
Total Assets under Management:          $1.0 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Bush Foundation
Duke University
General Mills
Robert Wood Johnson Foundation
Southern Methodist University
University of Richmond



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Barry Olliff, Chief Portfolio Manager
1991-present: City of London Investment
 Management Co., Ltd.
1987-1991: Olliff & Partners
1979-1987: Lains & Cruickshank
1964-1979: Denny Bros. (Pinchin Denny)

Mark Dwyer, Portfolio Manager
BA, Kingston University
1995-present: City of London Investment
 Management Co., Ltd.

Melissa Novak, Portfolio Manager
BA, Dickinson College
1997- present: City of London Investment
 Management Co., Ltd.
                                Money Manager for the TIFF Emerging Markets Fund


--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Vehicle:                                Investable Emerging Markets Country Fund
Assets Using This Vehicle:                                   $180 mm  (12/31/99)
Account Type:                                                 Commingled Vehicle



--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

City of London's (CoL) investment philosophy is value oriented. The firm seeks to provide long-term capital growth via active country allocation and stock selection in emerging markets. Its key objective is to provide above average, long-term outperformance versus the appropriate funds' emerging market benchmark.

The firm aims to provide this outperformance with a significantly lower level of risk than the benchmark index and its peer group. This is effected by the choice of closed-end funds as the prime investment medium. Implementation of the philosophy is by a disciplined investment methodology characterized as a top-down approach to country asset allocation overlaid with a pure value approach to stock selection.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI Emerging Markets Free Index



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1.5% of net assets per annum

Delaware International Advisers Ltd.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Portfolio Management:
3rd Floor, 80 Cheapside
London, England EC2V 6EE
phone:  020-7477-7000
fax:    020-7523-0300

US Liaison Office:
Delaware Management Company, Inc. (Affiliate)
One Commerce Square
Philadelphia, PA 19103
phone:  215-972-2312
fax:    215-972-8849

Independent Investment Adviser
Controlled by Lincoln National Corporation
Founded in 1990 (Predecessor firm founded in 1929)
Total Assets under Management:          $16.0 bil  (12/31/99)

--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Allied-Signal, Inc.
Father Flanagan's Boy's Town (DPT)
McDermott International
Sandia National Laboratories
Salvation Army (DPT)
Stanford Management Company
The Amherst H. Wilder Foundation (DPT)
Warner Lambert Company

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------
Key TIP Account Managers

David G. Tilles, Managing Director, CIO
Sorbonne/Warwick University/Heidelberg
 University
1990-present:  Delaware International Advisers Ltd.
1974-90:  Hill Samuel Investment Advisers, CIO

Hamish O. Parker, Director and Senior Portfolio
Manager
Oxford University
1990-present:  Delaware International Advisers Ltd.
1986-90:  Hill Samuel Investment Advisers,
 Senior Portfolio Manager

Other Personnel

Charles E. Haldeman, Jr., CFA, Chairman
JD/MBA, Harvard
2000-present: Delaware International Advisers Ltd.
2000-present: Lincoln National Investment Cos., Inc.
1998-2000: United Asset Management Corp.
1974-98: Cooke & Bicler, Inc.

                                          Money Manager for the TIFF Multi-Asset
                                             and TIFF International Equity Funds

--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                             Value-Oriented International Equity Mgmt
Assets Using This Philosophy:                              $11.6 bil  (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------


Delaware International is a value-oriented defensive manager. The company's senior investment professionals have worked together for many years. The firm invests in securities where dividend discount analysis identifies value in terms of the long-term flow of income. The firm uses the same dividend discount valuation model of future income streams across all countries, securities, and industries. This distinguishes Delaware International from many of its competitors that use different investment criteria in each country and sector. The most important aspects of the firm's security selection process are fundamental company analyses and a comprehensive program of visiting current and prospective holdings. Equity market valuations are based on inflation-adjusted dividend discount analysis, coupled with long-term purchasing power parity analysis of currencies. The resulting valuations are then analyzed with the help of a computer-based optimization program, which produces a list of attractive portfolio allocations for consideration by Delaware International's Investment Committee. As a defensive measure to protect real returns, Delaware International will hedge a currency when its inflation-adjusted exchange rate suggests that it is overvalued. The company's portfolios normally exhibit high-income yields and low P/E ratios. Portfolios contain an average of 35 to 55 stocks. Annual turnover generally averages 25%.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI EAFE Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

0.50% per annum on first $50 million
0.35% per annum on next $50 million
0.30% per annum on remainder

Emerging Markets Management, LLC

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

1001 Nineteenth Street North, 16th Floor
Arlington, VA  22209-1722
phone:  703-243-5200
fax:    703-243-2464

Independent Registered Investment Adviser
A Limited Liability Corporation, the managing
 shareholder of which is Emerging Markets Investors
 Corporation, a Delaware corporation controlled by
 Antoine van Agtmael
Founded in 1987
Total Assets under Management:          $3.8 bil  (12/31/99)

--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Harvard Management Company
The Rockefeller Foundation
Yale University

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

Antoine W. van Agtmael, President & CIO
MBA, New York University; MA, Yale; BA, Netherlands
 School of Economics
1987-present:  Emerging Markets Management, LLC

Other Personnel

Michael Duffy, CFA, Managing Director
PhD/MA, Chicago; BA, Michigan
World Bank Pension Plan, Senior Pension Investment
 Officer

Felicia Morrow, Managing Director & Portfolio Manager
 (Latin America and Southeast Asia)
MBA, Harvard; BA, Stanford
World Bank, Consultant

John Niepold, Portfolio Manager (Africa)
MBA, UNC-Chapel Hill; BA, Davidson
Crosby Securities, Senior Investment Analyst

Dobrinka Cidrof, CFA, Portfolio Manager (Turkey)
MBA, George Washington Univ; BA, Bosphorous Univ
TEB Investment Bank

Arindam Bhattacharjee, CFA, Portfolio Manager (India)
MBA, American University; BA, Davidson University
World Bank

Martin Horn, Portfolio Manager (Quantitative Strategies)
Education in Germany
Citibank Global Asset Management London

                                Money Manager for the TIFF Emerging Markets Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                     Emerging Markets
Assets Using This Philosophy:                                $485 mm  (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

EMM focuses on both maximizing long-term capital appreciation and on minimizing volatility through broad diversification and a systematic, disciplined, and quantitative investment approach. The firm's top-down approach is to invest in most of the countries that are part of the emerging markets universe but to vary weights (relative to market weights) on the basis of Emerging Markets Management's proprietary country allocation model (probabilistic-based allocation model with the key inputs being expected real returns, volatilty, and benchmark country weights). Typically, no country is overweighted more than four times its market weight and no country represents more than 25% of the portfolio. The firm diversifies its equity investments over geographic sectors and industries and through bottom-up selection of companies that are characterized by attractive valuations and favorable return prospects over a three- to five-year time horizon with market capitalizations typically at least $15 million and having acceptable trading volumes for established core positions. Increasingly, less well-researched (i.e., relatively undiscovered) companies are making up the portfolio. The firm actively monitors a universe of approximately 1,800 stocks in over 53 countries. Portfolios contain an average of 250 stocks. About 40% of the issues in a typical account are drawn from outside IFC and MSCI Emerging Markets indices. Annual turnover depends heavily on market conditions, but has typically averaged 40%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI Emerging Markets Free Index

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 105 + [ .394 x (Excess Return - 205) ] subject to
Floor of 40 bp; Cap of 300 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Everest Capital Limited

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Everest Capital Limited
Bank of Butterfield Building
65 Front Street, 6th Floor
Hamilton HM JX Bermuda

phone:  441-292-2200
fax:    441-292-2285

Independent Investment Adviser
Controlled by Marko Dimitrijevic
Founded in 1990
Total Assets under Management:          $2.0 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Clients not disclosed.

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Marko Dimitrijevic, President, Everest Capital Inc.
MBA, Stanford; BS, Univ of Lausanne (Switzerland)
1990-present: Everest Capital Limited

Timothy P. Mistele, Managing Director, Everest
 Capital Inc.
MBA, Stanford; AB, Princeton
1997-present: Everest Capital Limited
Gabelli & Co. (Rye, New York)

                                 Money Manager for the TIFF International Equity
                                                 and TIFF Emerging Markets Funds

--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Vehicle:                                           Everest Capital Frontier Fund
Assets Using This Vehicle:                                   $510 mm  (12/31/99)
Account Type:                                                 Commingled Vehicle



--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Everest invests on an opportunistic basis in debt and equity securities that are neglected, distressed, or inefficiently priced. Typical strategies and investments include: (1) capital structure arbitrage - purchase long and sell short two bonds of the same sovereign issuer to exploit aberrations in the bonds' relative pricing or as a hedged way to maintain a long exposure; (2) high yield and distressed debt - the purchase of bonds of emerging countries or companies trading at distressed prices; (3) value investment - because much emerging investing is done on a top-down or macro basis, many opportunities exist for value investing employing fundamental bottom-up analysis; and (4) arbitrages and special situations - the purchase of undervalued convertible securities and closed-end funds, outright or via arbitrage strategies. In addition, the Fund seeks arbitrages between a company's various classes of stocks and its US listed ADRs.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI Emerging Markets Free Index



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1.5% of net assets per annum plus 20% of net profit

Explorador Capital
Management, LLC

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

One Maritime Plaza, Suite 1475
San Francisco, CA  94111
phone:  415-392-1300
fax: 415-392-1306


Independent Investment Counsel
Controlled by Andrew H. Cummins
Founded in 1995
Total Assets under Management:  $ 75 mm (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Clients not disclosed.



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

Andrew H. Cummins, Portfolio Manager
MBA, Harvard; BS, University of California-Berkeley
1995-present: Explorador Capital Management, LLC
1992-1995: Emerging Markets Investors Corporation

Oswaldo Sandoval, Co-Portfolio Manager
MBA, Stanford; BS, University of Pennsylvania
1997-present: Explorador Capital Management, LLC
1993-1995: IFC at World Bank

                                Money Manager for the TIFF Emerging Markets Fund


--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Vehicles:                                                The Explorador Fund, LP
Assets Using This Vehicle:                                     $75 mm (12/31/99)
Account Type:                                                 Commingled Vehicle


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Explorador Capital specializes in equity investments in Latin America. The fund seeks to generate superior risk-adjusted rates of return through investment opportunities in Latin America. Despite higher political risks and less economic stability in countries in the region, the premium paid to investors to assume such risks is occasionally very compelling. In addition to long equity positions, the fund also seeks to exploit relative value "paired-trades" and other short-term volatility-driven opportunities. To mitigate the negative effects of strong market corrections, the fund maintains, from time to time, short positions in shares of companies that its managers believe to be overvalued. A typical core position might represent 3%-5% of fund capital, but the fund will commit up to 15% to the securities of a single issuer if the fundamental outlook is sufficiently attractive.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI Emerging Markets Free Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1.5% of net assets per annum

Farallon Capital Management, LLC

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

One Maritime Plaza, Suite 1325
San Francisco, CA  94111
phone:  415-421-2132
fax:    415-421-2133

Independent Investment Adviser
Controlled by Thomas F. Steyer
Founded in 1990
Total Assets under Management: $5.4 bil (2/1/00)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Clients not disclosed.



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

Thomas F. Steyer, Senior Managing Member
MBA, Stanford University; BA, Yale University
1990-present:  Farallon Capital Management, LLC

Managing Members

Enrique Boilini
David Cohen
Joseph Downes
William Duhamel
Jason Fish
Andrew Fremder
Richard Fried
William Mellin
Stephen Millham
Meridee Moore
Andrew Spokes

                                     Money Manager for the TIFF Multi-Asset Fund


--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Vehicle:                             Farallon Capital Institutional Partners, LP
Assets Using This Vehicle:                                    $1.5 bil  (2/1/00)
Account Type:                                                Limited Partnership



--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Farallon's investments are primarily "event driven," in which a known or expected event will cause an appreciation in the value of a particular portfolio position. Holdings include securities and other claims associated with reorganizations, bankruptcies, liquidations, recapitalizations, mergers, tender offers, or exchange offers; non-performing and sub-performing mortgages; securities affected by ongoing or pending litigation; emerging market securities; and securities held to facilitate fixed income arbitrage. Merger arbitrage opportunities have improved over the last year and risk arbitrage remains a core business for Farallon. In addition, a significant portion of Farallon's investments have been in the bank debt of troubled companies and in loans to private limited partnerships and LLCs that invest in underlying assets such as real estate and mortgage loans. Convertible securities arbitrage, direct investments, and liquidations make up the balance of Farallon's portfolio. Farallon maintains a diversified portfolio in which no single investment determines success or failure. The portfolio typically consists of more than 150 core positions.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

91-day Treasury bills plus 5% per annum



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1% of net assets per annum plus 20% of net profit

Fischer Francis Trees & Watts,
Inc.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

200 Park Avenue, 46th Floor
New York, NY  10166
phone:  212-681-3000
fax:    212-681-3250

Independent Investment Counsel
Controlled by Charter Atlantic Corporation
Founded in 1972
Total Assets under Management:          $30 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Dow Chemical Company
Fortune Brands
Genentech
Monsanto Company
PG&E
The World Bank



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

David J. Marmon, Managing Director
MA, Duke; BA, Alma College
1990-present:  Fischer Francis Trees & Watts, Inc.
1988-90:  Yamaichi International, Vice President

Jeffrey Holtman, Portfolio Manager
BS, Carnegie Mellon University
1996-present: Fischer Francis Trees & Watts, Inc.
1994-96: J.P. Morgan

Other Personnel

Karen McKeel Calby, Director, Client Service
MBA, Wharton; AB, Dartmouth College
Oliver, Wyman & Company, Partner

O. John Olcay, Managing Director
MBA/MA, Wharton; BA, Robert College
W. Greenwell, Managing Partner

                                      Money Manager for the TIFF Short-Term Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                        Enhanced Cash
Assets Using This Philosophy:                               $4.4 bil  (12/31/99)
Account Type:                                             Separate or Commingled


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

FFTW seeks to outperform its benchmark while simultaneously limiting risk by making frequent small changes in positions. The firm focuses on five specific areas (in rough order of potential return contribution): duration exposure, maturity selection (or yield curve), sector allocation, credit, and selection of individual securities. FFTW assesses the possibilities and opportunities in each of these dimensions and takes exposures away from the benchmark, relying on technical analysis, historical spread relationships, economic and portfolio models, and market convictions. Throughout the process, a number of proprietary computer models are employed. These include a portfolio optimization model that suggests portfolio structures in accord with investment scenarios suggested by the investment team and an unemployment model that projects forthcoming employment data and translates portfolio managers' views of rate relationships into optimal portfolios. Portfolios contain an average of 20 to 25 positions. Annual turnover averages 20 to 30 times per year.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Merrill Lynch 182-Day Treasury Bill Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

0.20% on first $100 million
0.15% on remainder

Harding, Loevner Management, LP


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

50 Division Street, Suite 401
Somerville, NJ  08876
phone:  908-218-7900
fax:    908-218-1915

Independent Investment Counsel
Controlled by Daniel D. Harding, CIO; David R. Loevner, CEO; Simon Hallett,
 Senior Portfolio Manager
Founded in 1989
Total Assets under Management:          $1.4 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Carleton College
Catholic University of America
Robert Wood Johnson Foundation
Longwood Gardens
Mercersburg Academy
Museum of Natural History
National Gallery of Art
Public Welfare Foundation



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Simon Hallett, CFA, Senior Portfolio Manager
MA, Oxford
1991-present:  Harding, Loevner Management
1984-90:  Jardine Fleming Investment Management,
 Director

Daniel D. Harding, CFA, CIO
BA, Colgate University
1989-present:  Harding, Loevner Management
1978-89:  Rockefeller & Co., Senior Investment Manager

Other Personnel

David R. Loevner, CFA, CEO
MPhil/MSc, Oxford; AB, Princeton
Harding, Loevner Management
Rockefeller & Co., Ltd., Managing Director
World Bank, Economist

                                      Money Manager for the TIFF Multi-Asset and
                                                 TIFF International Equity Funds

--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                      Global and International Equity
Assets Using Global Philosophy:                              $112 mm  (12/31/99)
Assets Using International Philosophy:                      $1.25 bil (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

HLM's investment approach is "bottom up." Stock selection criteria include growth, quality, and value considerations. HLM seeks to identify companies with capital strength, sustainable internally generated growth, high financial returns, capable and forthright management, and enduring competitive advantages. It invests only in companies that it knows well, generally through research and visitation conducted over a period of years. Valuation tests, including local market and cross-border comparisons, help determine when to invest in companies meeting the firm's growth and quality standards. HLM invests for the long term, divesting only if a company's shares become greatly overvalued or if its business results, management quality, or competitive position change for the worse. Portfolios are broadly diversified by country, industry, and size. Country weightings reflect the results of stock selection, rather than any explicit allocation process. However, prospects for its respective industry, national economy, and stock market are important factors in HLM's evaluation of an individual stock and thus strongly influence portfolio weightings. Foreign currency exposure is hedged occasionally. Portfolios contain an average of 45 stocks. Annual turnover averages 35%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI All Country World Free Index (MAF) or
MSCI All Country World Free ex US Index (IEF)

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 30 + [ .185 x ( Excess Return - 130 ) ] subject to
Floor of 10 bp; Cap of 150 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Lazard Asset Management


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

30 Rockefeller Plaza
New York, NY  10112-6300
phone:  212-632-6000
fax:    212-332-5913

Independent Investment Counsel
Wholly owned by Lazard Freres & Company
Founded in 1848
Total Assets under Management:  $74.4 bil  (12/31/99)
Closed-end Funds  $1.3 bil  (12/31/99)

--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Howard Hughes Medical Institute
ITT Pension Fund
Marathon Oil
Mayo Foundation
Ohio State Retirement System
Phoenix Mutual
Swarthmore College
US Steel & Carnegie

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Alexander Zagoreos, Managing Director
MIA/MBA/BA, Columbia University
1977-present: Lazard Asset Management

Kun Geoffrey Deng, Senior Vice President
MIA, Columbia University; MA, Beijing University
1997-present: Lazard Asset Management
1994-97: Newgate Asset Management

Lee Ann Cannon, Vice President
MBA, New York University; BA, University of Delaware
1991-present: Lazard Asset Management
1990-91: Mitsubishi Bank

John K. Chase, Vice President and Portfolio Analyst
MBA, Rensselaer Polytechnic; BA, St. Anselm College
1997-present: Lazard Asset Management
1995-97: The Recovery Group

Vikram Raju, Vice President and Portfolio Analyst
MIA, Columbia; MBA/BA, Bombay University
1997-present: Lazard Asset Management
1996-97: Merrill Lynch & Co.

J. Steuart Marshall, Assistant Portfolio Manager
BA, Denison University
1994-present: Lazard Asset Management
1990-94: US Trust

                                    Money Manager for the TIFF Multi-Asset, TIFF
                           International Equity, and TIFF Emerging Markets Funds

--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                           Emerging Markets Portfolio
Assets Using This Philosophy:                                $1.2 bil (12/31/99)
Account Type:                                             Separate or Commingled



--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Lazard Asset Management seeks long-term capital appreciation primarily through investing in an internationally diversified portfolio of closed-end funds that invest in companies outside the United States. The closed-end funds in which the Fund invests will ordinarily be trading at a discount to their underlying net asset value. The manager uses a top down approach seeking markets that it deems undervalued on a price to earnings, price to cash, price to book, and return on asset basis. Using these parameters, the manager uses closed-end funds that have strong performance records and that trade at steep discounts to asset value.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI Emerging Markets Free Index



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

0.50% straight asset-based fee

Lone Pine Capital LLC


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Independent Investment Counsel
Controlled by Stephen F. Mandel, Jr.
Founded in 1997
Total Assets under Management:          $1.4 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Clients not disclosed.



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Stephen F. Mandel, Jr., Portfolio Manager and
 Consumer Analyst
MBA, Harvard; BS, Dartmouth
1997-present: Lone Pine Management LLC
1990-1997: Tiger Management

John B. Sommi, Jr., Managing Director, Trading
BS, University of Virginia
1997-present: Lone Pine Management LLC
1992-1997: Tiger Management

Other Personnel

Kerry A. Tyler, Managing Director, Chief Financial
 Officer
BS, University of Arizona
previous experience: SoundView Financial Group, Ernst
 & Young LLP; KPMG Peat Marwick LLP

Leslie Dahl, Director of Investor Services
AB, Dartmouth
previous experience: J.P. Morgan & Co., Inc.


                                     Money Manager for the TIFF Multi-Asset Fund


--------------------------------------------------------------------------------
                               Investment Vehicle
--------------------------------------------------------------------------------

Philosophy:                                                     Lone Redwood, LP
Assets Using This Vehicle:                                    $711 mm (12/31/99)
Account Type:                                                 Commingled Vehicle


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Lone Pine Capital (LPC) invests primarily in equity and equity-related securities based on a bottom-up, fundamental analysis of stock picking, long and short. The portfolio typically contains 50 to 75 long positions averaging three to five percent of equity each and 75 to 125 short positions averaging one to two percent of equity each. LPC invests primarily in issues within the following economic sectors: (1) telecom/media, (2) healthcare, (3) consumer/retail, (4) technology, and (5) financial services. The partnership invests globally, although the majority of the capital is invested in US stocks. Currency exposure is not hedged and is minimized through natural hedges - offsetting longs or shorts - to minimize exposure to any single currency. LPC may invest up to five percent of the fund's total assets in private placement securities, utilize both over-the-counter and exchange traded instruments invest in other investment funds, and invest in the high yield and convertible fixed income markets.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

91-day Treasury bills plus 5% per annum


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

1% of net assets per annum plus 20% of net profit for the fiscal year in excess of the hurdle amount. The hurdle amount is the amount that a limited partner would have earned for a fiscal year if it had received an annual rate of return on its opening capital account equivalent to the one-year US Treasury bill rate as of the close of business on the last Business Day of the preceding fiscal year, but in no event will the applicable rate exceed 8%.

Marathon Asset Management, Ltd.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

Orion House
5 Upper St. Martin's Lane
London, England WC2H 9EA
phone:  44 20 7497 2211
fax:    44 20 7497 2399

Independent Investment Counsel
Controlled by William J. Arah, Jeremy J. Hosking, and
 Neil M. Ostrer, Investment Directors
Founded in 1986
Total Assets under Management:          $10.6 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Asea Brown Boveri Inc.
GTE Corporation
Minnesota Mining & Manufacturing
Pennsylvania Public School Employees' Retirement
 System
University of Michigan



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Jeremy J. Hosking, Director
MA, Cambridge University
1986-present:  Marathon Asset Management, Ltd.
previous experience:  G.T. Management (Asia) Ltd.

William J. Arah, Director
MA, Oxford University
1987-present:  Marathon Asset Management, Ltd.
previous experience:  Goldman Sachs & Co. (Tokyo)

Neil M. Ostrer, Director
MA, Cambridge University
1986-present: Marathon Asset Management, Ltd.
Carnegie International, Director, Institutional Sales previous experience: GT Management, Manager and Director

                            Money Manager for the TIFF International Equity Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                        Active International Equities
Assets Using This Philosophy:                              $10.6 bil  (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

The firm believes that above-market returns can be generated from disciplined stock-picking in global equity markets. Marathon employs three qualitative disciplines, all of which it believes have predictive power for shareholder value. The essence of the firm's approach, which it refers to as "supply side" analysis, is to focus on variables that are under the control of companies, rather than the economic environment. In particular, Marathon monitors the competitive environment within industries, focusing on industries marked by consolidation and a declining number of competitors, eschewing industries with rising competition. Levels of capital spending are also monitored closely. At the company level, Marathon visits company managements and evaluates specific reinvestment strategies within an industry context. In country selection, priority is given to top down monetary conditions rather than economic growth. Portfolios typically represent a hybrid of value, growth, and economic themes whose attributes would be difficult to replicate using quantitative techniques. Portfolios contain an average of 150 to 200 stocks. Annual turnover averages less than 50%.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI All Country World Free ex US Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 40 + [ .167 x ( Excess Return - 140 ) ] subject to
Floor of 15 bp; Cap of 160 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Martingale Asset Management, LP

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

222 Berkeley Street
Boston, MA 02116
phone:  617-424-4700
fax:    617-424-4747

Independent Investment Counsel
Controlled by Commerzbank AG
Founded in 1987
Total Assets under Management:          $1.4 bil (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Dartmouth College
General Motors Corporation
Pennsylvania State Employees Retirement System
Saint-Gobain Corporation
University of Southern California



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

William E. Jacques, CFA, Executive Vice President,
 Chief Investment Officer
MBA, Wharton School; BA, Lafayette College
1987-present: Martingale Asset Management, LP previous experience: Batterymarch Financial
 Management, Vice President, Trustee

Other Personnel

Patricia J. O'Connor, Sr. Vice President, Treasurer
University of Massachusetts, Boston College previous experience: Batterymarch Financial Management

Arnold S. Wood, President, CEO
BA, Trinity College
previous experience: Batterymarch Financial Management


                                       Money Manager for the TIFF US Equity Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                          Active Completeness Manager
Assets Using This Philosophy:                                $237 mm  (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

The functions of the Martingale active completeness portfolio are, stated in order of importance: (1) to ensure that the US Equity Fund is not overly under-or overweighted in important market sectors; (2) to minimize the undesirable "misfit risk" characteristic of most multi-manager fund structures, thereby limiting the Fund's exposure to uncompensated volatility of its returns relative to returns on the Wilshire 5000; and (3) in attempting to perform the two preceding functions, to add value where possible through the selection of fundamentally underpriced stocks. It is reasonable to think of the active completeness portfolio as customized diversification. Many institutional funds experience risk from chronic underexposure to the electric utility and telephone industries. Commonly used asset weighting policies of active managers systematically underrepresent large capitalization stocks. Overweighted positions in higher volatility stocks, notably health care and drug companies, add uncompensated risk. In performing its assigned duties, Martingale employs a variety of computer-based analytical tools, including stock valuation techniques that emphasize heavily an assessment of perceived investor preferences. The firm uses a variety of sector-specific models (e.g., cyclical stocks are analyzed differently than utilities) to analyze the prices investors currently pay for earnings, assets, growth, and risk. Differences between the perceived "fair market value" of issues and their market prices represent opportunities for Martingale to generate incremental returns while also ensuring that the Fund's holdings are properly diversified. Martingale puts all trades out for competitive bid among several brokers and attempts to keep trading costs well below instituitonal norms. Portfolios contain an average of 100 to 200 stocks. Annual turnover ranges from 60% to 100%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Customized for TIFF US Equity Fund

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

0.10% on first $100 million
0.08% on next $200 million
0.07% on next $200 million
0.05% on excess over $500 million

Percentages apply to total US Equity Fund assets (reflecting Martingale's unique role as active completeness manager).

Oechsle International Advisors, LLC

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

One International Place
Boston, MA 02110
phone:  617-330-8810
fax:    617-330-8620

Independent Investment Counsel
Controlled by principals of Oechsle International
 Advisors, LLC
Founded in 1986
Total Assets under Management:          $19.1 bil (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Ameritech
CalPERS
Eastman Kodak
Stanford University
Frank Russell Trust Company



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

S. Dewey Keesler, Jr., Chief Investment Officer
BA, Washington & Lee
1986-present: Oechsle International Advisors, LLC previous experience: Putnam International Advisors

Kathleen Harris, CFA, Principal
MBA, University of Chicago; BS, Illinois
1995-present: Oechsle International Advisors, LLC previous experience: State of Wisconsin Investment Board

L. Sean Roche, Principal
BSC, London School of Economics
1986-present: Oechsle International Advisors, LLC previous experience: Putnam International

Martina Oechsle Vasconcelles, Principal
MBA, University of Chicago; BA, Northwestern
1990-present: Oechsle International Advisors, LLC previous experience: Coldwell Banker



                                          Money Manager for the TIFF Multi-Asset
                                                  and International Equity Funds


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                 International Equity
Assets (Core-Plus/Emerging Mkts):                            $6.6 bil (12/31/99)
Assets (Select):                                             $916 mm  (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Oechsle's investment process is rooted in fundamental analysis. A judgmental, team process is used to combine top-down and bottom-up fundamental analysis in order to identify the most attractive markets and individual securities in the World (ex US). The firm's research focuses on a one- to two-year horizon where, in its judgment, the greatest identifiable inefficiencies occur. The firm seeks to identify inefficiencies both within and among the international equity markets. A Select portfolio uses the "best ideas" arising from this process.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

MSCI All Country World Free ex US Index

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

Core Plus with Emerging Markets

                                 [LINE GRAPH]


Fee = 40 + [.100 x (Excess Return - 200)] subject to
Floor of 20 bp; Cap of 60 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Select

                                 [LINE GRAPH]


Fee = 60 + [.133 x (Excess Return - 300)] subject to
Floor of 20 bp; Cap of 100 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Palo Alto Investors


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

470 University Avenue
Palo Alto, CA  94301
phone:  650-325-0772
fax: 650-325-5028

Independent Investment Counsel
Controlled by William L. Edwards, President
Founded in 1989
Total Assets under Management:  $151 mm  (12/31/99)


--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Clients not disclosed.



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Manager

William L. Edwards, President
MS/BS, Stanford
1989-present:  Palo Alto Investors
1987-89:  Volpe & Covington, Partner
1982-87:  T. Rowe Price, Vice President

Ted Janus, Analyst
MBA/BA, University of California
1997-present: Palo Alto Investors
1994-1997: Bank of America, Vice President
1985-1992: City of Palo Alto, Project Manager

Paul L. Zweng, Analyst
PhD/BS, Stanford; MS, Queen's University
1995-1999: BHP Copper, Manager New Business
 Development
1988-1995: Patagonia Exploration, Inc., Founder &
 President

Anthony Joon Yun
MD, Duke University; BA, Harvard
1998-present: Targesome Corporation, Founder, Medical
 Director
1995-present: Stanford University Medical Center


                                          Money Manager for the TIFF Multi-Asset
                                                        and TIFF US Equity Funds


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                              Micro-Cap Opportunistic Small Cap Value
Assets Using This Philosophy:                                $151 mm  (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Palo Alto Investors specializes in very small, publicly traded equities. The firm concentrates on companies with market values under $300 million; its median capitalization is typically between $60 and $90 million. These securities tend to have a very low correlation to the market and are less efficiently priced than larger capitalization stocks. Palo Alto does its own extensive, original research. This work is designed to enable the firm to look beyond past earnings difficulties or product transitions to find companies with limited downside risk and excellent upside potential. The firm believes that quality management is extremely important, particularly in small companies. It visits every company in which it invests, looking for high inside ownership and competent and motivated management teams. In doing so, the firm seeks demonstrable proof that management's goals are aligned with shareholder goals, which is often a reliable predictor of above-average stock market performance. Portfolios are highly concentrated and have low (30%-40%) annual turnover.



--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Russell 2000 Stock Index



--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------


                                 [LINE GRAPH]

Fee = 20 + [ .198 x ( Excess Return - 95 ) ] subject to
Floor of 10 bp; Cap of 200 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Seix Investment Advisors, Inc.


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

300 Tice Boulevard
Woodcliff Lake, NJ 07675-7633
phone:  201-391-0300
fax:    201-391-0303

Independent Investment Counsel
Controlled by Christina Seix, Chairman and CIO
Founded in 1992
Total Assets under Management:          $5.2 bil (12/31/99)


--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Bell Atlantic
City of Hope
Ford Foundation
GTE
Indiana State Teachers
Los Angeles Philharmonic
Shell Oil
The Turrell Foundation
UFCW International
United Methodist Church


--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Christina Seix, CFA, Chairman and CIO
MA, State University of New York; BA, Fordham
1992-present:  Seix Investment Advisors, Inc.
1987-92:  MacKay-Shields, Chairman and CEO

John Talty, CFA, President
BA, Connecticut College
1993-present:  Seix Investment Advisors, Inc.
1991-92:  J.P. Morgan Securities, Senior Fixed Income
 Strategist
1988-91:  Morgan Stanley & Co., Portfolio Strategist

Barbara Hoffmann, Managing Director, Fixed Income
1994-present: Seix Investment Advisors, Inc.
1993-94: MetLife Investment Management Corp., Senior
 Bond Portfolio Manager
1991-93: Capital Growth Management, Senior Bond
 Portfolio Manager


                                          Money Manager for the TIFF Multi-Asset
                                                             and TIFF Bond Funds


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                     Full Market Bond
Assets Using This Philosophy:                                $2.6 bil (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

The firm's fixed income investment approach is founded on four cornerstones: (1) Targeted Duration, (2) Yield Tilt, (3) Comprehensive Sector Construction, and
(4) the use of Proprietary Analytics. Targeted Duration: Portfolios are managed with a duration that is close to the duration of their benchmark. Value is added through sector, security, and yield curve decisions rather than maturity management. Yield Tilt: Although portfolios are managed on a total return basis, a premium is placed on yield. Income is considered the most powerful contributor to fixed income returns. Non-Treasury sectors generally play a dominant role in the portfolio. The yield of the benchmark is used as a performance goal in addition to its total return. Comprehensive Sector
Construction: Sector commitments are made based on the duration contribution of each sector to the overall duration of the portfolio rather than the sector weighting. Proprietary Analytics: Because of the growing complexity of the bond market, the firm believes that the use of proprietary techniques is key to
identifying value and to adequately controlling risk.    Portfolios contain an
average of 50 to 60 positions.  Annual turnover averages 200% to 250%.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Lehman Aggregate Bond Index (MAF) or
Lehman Government/Corporate Bond Index (BF)

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 15 + [ .231 x ( Excess Return - 65 ) ] subject to
Floor of 10 bp; Cap of 80 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Shapiro Capital Management Company, Inc.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

One Buckhead Plaza, Suite 1555
3060 Peachtree Road, N.W.
Atlanta, GA  30305
phone:  404-842-9600
fax:    404-842-9601

Independent Investment Counsel
Controlled by Samuel R. Shapiro
Founded in 1990
Total Assets under Management:          $1.1 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Federal Express Corporation
Joyce Mertz-Gilmore Foundation
Montgomery Securities
New York State Teachers Retirement System
Tredegar Industries, Inc.
University of Richmond



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Samuel R. Shapiro, President and CIO
BBA, University of Georgia
1990-present: Shapiro Capital Management Co., Inc.
1977-1989: Bear Stearns & Co.

Michael McCarthy, CFA, Director of Research
MSIM, Georgia Institute of Technology; BS, New Jersey
 Institute of Technology
1990-present: Shapiro Capital Management Co., Inc.

Louis Shapiro, Research/Portfolio Manager
ABJ, University of Georgia
1992-present: Shapiro Capital Management Co., Inc.



                                       Money Manager for the TIFF US Equity Fund



--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                      Small Cap Value
Assets Using This Philosophy:                                $950 mm  (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Shapiro Capital Management (SCM) employs a research intensive, value approach that often entails a contrarian stance versus market consensus. Value is determined with respect to the economic return available at the operational level of a company. To qualify as an investment candidate, a company must compete in an industry that is easily understood and that displays superior economic characteristics. Common attributes of companies that qualify as investment candidates include (1) a high return on invested assets, (2) ample free cash flow, (3) true franchise characteristics, (4) significant barriers to entry, (5) products with minimal chance of obsolescence, (6) substantial congruence of financial interests between management and outside shareholders. Each investment is preceded by a comprehensive analysis performed by SCM's principals. The research includes an exhaustive analysis of financial statements including all published material for at least the three most recent fiscal years. Areas of focus include historical accounting procedures, asset valuations, and cash flow. Management interviews are conducted both prior to purchase and throughout each stock's holding period. Company facilities are visited when doing so can provide additional insight into a firm's operations. Interviews with suppliers, competitors, and customers are an integral part of the research process. By assuming a proactive research-based approach, SCM accepts responsibility for all of its investments rather than being held accountable for the efforts and opinions of others.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Russell 2000 Index

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 46 + [ .130 x ( Excess Return - 121 ) ] subject to
Floor of 50 bp; Cap of 95 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Smith Breeden Associates, Inc.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

100 Europa Drive, Suite 200
Chapel Hill, NC  27514
phone:  919-967-7221
fax:    919-933-3157

Independent Investment Counsel
Controlled by Douglas T. Breeden, Chairman of the Board
Founded in 1982
Total Assets under Management:          $8.2 bil  (12/31/99)

--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

Amdahl Corporation
Columbia/HCA Healthcare Corporation
Eastman Kodak Company
State of Florida, Division of Treasury
State of Florida, SBA
State of New Mexico Public Employees
 Retirement Association
Unisys Corporation

--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Daniel C. Dektar, Principal, Director
MBA, Stanford; BS, California-Berkeley
1986-present:  Smith Breeden Associates, Inc.

Timothy D. Rowe, Principal
MBA, Chicago; BA, Duke University
1988-present:  Smith Breeden Associates, Inc.

William F. Quinn, CFA, Principal
MS/BS, MIT
1986-present:  Smith Breeden Associates, Inc.

Key TIP Contact

Stephen A. Eason, CFA, Principal, Director
MBA, Wharton; BS, Arkansas
Salomon Brothers, Vice President
Chase Manhattan Bank, Assistant Treasurer

Other Personnel

Douglas T. Breeden, Chairman of the Board
PhD, Stanford; BS, MIT
Stanford/Chicago/Duke, Professor of Finance
The Journal of Fixed Income, Editor
---------------------------

Eugene Flood, Jr., President and CFO
PhD, MIT; BA, Harvard
Morgan Stanley Asset Management

                                            Money Manager for the TIFF Bond Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                                 Bond
Assets Using This Philosophy:                               $5.2 bil  (12/31/99)
Account Type:                                                   Separate Account

--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Smith Breeden believes that in-depth research can provide a superior understanding of fixed income security relative value, and the goal of its research effort is to identify investments that generate risk-adjusted returns in excess of the market return. By constructing a portfolio of such securities and matching the portfolio's effective duration to the benchmark duration the firm seeks to produce a total return in excess of the benchmark return without incremental interest rate risk. Smith Breeden's research seeks to identify attractive investment opportunities in the Agency mortgage-backed security market, and the firm's portfolios are typically concentrated in this high credit quality sector. The firm's prepayment forecasting and mortgage option-adjusted pricing techniques are the outgrowth of seventeen years of proprietary research and development. This technology has enabled Smith Breeden portfolio managers to detect and measure differences in prepayment forecasts among different sets of investors, and in turn to construct portfolios that seek to exploit these market inefficiencies. Smith Breeden believes that the incremental return available from relative value analysis and research is significantly greater and more consistent than the incremental return from predicting the direction of interest rates; therefore, its professionals do not incorporate any interest rate forecasts into their investment decisions. Portfolios contain an average of 30 to 50 positions. Annual turnover averages between 200% and 300%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Lehman Mortgage-Backed Securities Index

--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 20 + [ .315 x ( Excess Return - 70 ) ] subject to
Floor of 10 bp; Cap of 85 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

Wellington Management Company, LLP

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

75 State Street
Boston, Massachusetts  02109
phone:  617-951-5000
fax:    617-263-4022

Independent Investment Counseling Firm
Controlled by Managing Partners: Laurie A. Gabriel,
 Duncan M. McFarland, and John R. Ryan
Founded in 1928
Total Assets under Management:          $236 bil  (12/31/99)


--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

AT&T Investment Management Company
The Dow Chemical Company
Hartford Life Insurance Company
International Monetary Fund
Massachusetts Institute of Technology
SunAmerica, Inc.
The Vanguard Group


--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Ernst H. von Metzsch, Portfolio Manager
PhD, Harvard; MSC, University of Leiden
1973-present: Wellington Management Company, LLP

Karl E. Bandtel, Analyst
MS, University of Wisconsin
1990-present: Wellington Management Company, LLP

James Bevilacqua, Analyst
MBA, Stanford
1994-present: Wellington Management Company, LLP

Paul M. Mecray, III, Analyst
MBA, Wharton
1968-present: Wellington Management Company, LLP

Nilesh Undavia, Analyst
MBA, Dartmouth
1993-present: Wellington Management Company, LLP

Kim Williams, Analyst
MSC, University of London
1986-present: Wellington Management Company, LLP

                                     Money Manager for the TIFF Multi-Asset Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                      Natural Resource-Related Stocks
Assets Using This Philosophy:                               $1.4 bil  (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Fundamental research is central to the investment process of Wellington Management Company. The firm's proprietary research efforts allow for an independent evaluation of market opportunities. The firm expects to outperform the market over time primarily through superior bottom-up security selection. Value added decisions are typically accomplished through analysis of the quality of companies' assets and internal reinvestment opportunities, combined with the analysis of how companies formulate their investment plans and react to changes in the environment. Wellington's research-oriented approach to the natural resource sector specifically draws upon investment professionals who are highly specialized. The companies in which the firm invests vary widely with respect to factors such as leverage, growth, yield, and risk. Companies within the natural resource-related industries are subject to long cycles, the length of which are determined by industry factors (the petroleum industry), and general economic conditions (metals producers). These industries also have cycles which are generally self-correcting; consequently, the best prospective returns are typically in currently out-of-favor securities. Identifying quality management teams is crucial to determining which firm can capitalize on opportunities for increased shareholder value.


--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

75% Energy sector of MSCI World Index
20% Metals and Mining sector of MSCI World Index
5% Forest Products and Paper sector of MSCI World
 Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

0.45% on first $50 million
0.40% on next $50 million
0.35% on remainder (over $100 million)

Westport Asset Management, Inc.

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

253 Riverside Avenue
Westport, CT 06880
phone:  203-227-3601
fax:    203-226-6306

Independent Investment Counsel
Controlled by Andrew J. Knuth, Chairman; Ronald H.
 Oliver, President
Founded in 1983
Total Assets under Management:          $2.5 bil  (12/31/99)



--------------------------------------------------------------------------------
                             Representative Clients
--------------------------------------------------------------------------------

American Red Cross
Army & Air Force Exchange Service Trust
Danbury Hospital Endowment
Harvard University
McGraw-Hill Master Trust
Rockefeller Brothers Fund
Yale University



--------------------------------------------------------------------------------
                                   Personnel
--------------------------------------------------------------------------------

Key TIP Account Managers

Andrew J. Knuth, CFA, Chairman
MBA, New York University; BA, Dickinson
1983-present: Westport Asset Management previous experience: Lazard Freres & Co., Founder,
 Institutional Equity Group

Ronald H. Oliver, President
BS, San Jose State University
1981-present: Westport Asset Management previous experience: Starwood Corporation, President

Other Personnel

Albert H. Cohn
BS, Northwestern University
previous experience: David J. Greene & Co., Sr. Partner, Portfolio Manager Paine Webber, Portfolio Manager

Edmund H. Nicklin, Jr.
PhD/MS/BS, Rensselaer Polytechnic Institute previous experience:Evergreen Growth & Income Fund, Portfolio Manager Alex Brown & Sons, Inc., Analyst

                                       Money Manager for the TIFF US Equity Fund


--------------------------------------------------------------------------------
                             Investment Philosophy
--------------------------------------------------------------------------------

Philosophy:                                                      Small Cap Value
Assets Using This Philosophy:                               $2.5 bil  (12/31/99)
Account Type:                                                   Separate Account


--------------------------------------------------------------------------------
                              Investment Approach
--------------------------------------------------------------------------------

Westport Asset Management emphasizes "small cap" low price/earnings stocks. The firm seeks to generate superior investment returns without assuming the risks generally associated with an "aggressive management" style. The firm believes stock selection and adherence to relative valuation analysis are the principal factors in superior long-term performance. Its investment approach seeks to identify companies whose future earnings, cash flow, or return on equity are expected to improve materially. To be considered as investments, the firm must see compelling evidence that a stock can appreciate a minimum of 50% over a 18- to 24-month period. These stocks must sell at or below market valuations or below valuations of peer groups. The firm's portfolios emphasize but are not limited to companies with capitalizations under $1.75 billion. Westport works to achieve 5% positions on each of its core holdings, however, it will exceed that percentage if a company's fundamental outlook is sufficiently attractive. Portfolios contain an average of 20 to 50 stocks depending on the asset size of the portfolio. Annual turnover averages less than 20%.

--------------------------------------------------------------------------------
                              Manager's Benchmark
--------------------------------------------------------------------------------

Russell 2000 Stock Index


--------------------------------------------------------------------------------
                        Fee Paid by TIP to This Manager
--------------------------------------------------------------------------------

                                 [LINE GRAPH]

Fee = 25 + [ .250 x ( Excess Return - 100 ) ] subject to
Floor of 15 bp; Cap of 200 bp
Measurement Period = Trailing 12 Months
Excess Return = Manager's Return - Benchmark Return

                                   Appendix B


                           Service Provider Profiles

Investors Capital Services, Inc.


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------


600 Fifth Avenue, 26th Floor
New York, NY  10020
phone:  212-332-5211
fax:    212-332-5190

Mutual Fund Administrator
Founded in 1992


--------------------------------------------------------------------------------
                                 Clients Served
--------------------------------------------------------------------------------


FFTW Funds, Inc.
 Sponsored by Fischer Francis Trees & Watts, Inc.
Hyperion Funds, Inc.
 Sponsored by Hyperion Capital Management
TIFF Investment Program, Inc.
 Sponsored by Foundation Advisers, Inc.


--------------------------------------------------------------------------------
                                 Key Personnel
--------------------------------------------------------------------------------



William E. Vastardis, Managing Director
BS, Villanova University
previous experience: Vice President and head of Private Label Administration
 Group, The Vanguard Group

                                                      Fund Administrator for the
                                                         TIFF Investment Program


--------------------------------------------------------------------------------
                            Description of Services
--------------------------------------------------------------------------------

Investors Capital Services, Inc. ("Investors Capital"), formerly AMT Capital Services, Inc. prior to its acquisition by Investors Financial Services, Inc. in May 1998, is a leading mutual fund administration company which provides third-party fund administration services to a select group of institutional investment management firms. Investors Capital and Investors Bank & Trust Company, TIP's custodian, transfer agent, and fund accounting agent, are affiliates of each other in that they are both owned by Investors Financial Services, Inc.

As fund administrator, Investors Capital is responsible for supervising all elements of the day-to-day operations of TIP, including oversight of TIP's other service providers with the exception of TIP's investment adviser and money managers. Investors Capital seeks to lower TIP's administrative cost structure through its application of technology, experience in managing complex operations in the mutual fund industry, and economies of scale of working with more than one fund group.

Investors Capital currently has approximately $6.0 billion in assets under administration in mutual funds, limited partnerships, and offshore funds.

Investors Bank & Trust Company

--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

200 Clarendon Street
Boston, MA  02116
phone:  617-330-6700
fax:    617-330-6033

Providing securities processing services since 1962. Additional offices in Dublin, Toronto, and the Cayman Islands.


--------------------------------------------------------------------------------
                                    Services
--------------------------------------------------------------------------------

Global Custody                          Offshore Administration
Master/Feeder Processing                Cash Management
Fund Administration                     Transfer Agency
Hub & Spoke Processing                  Foreign Exchange
Limited Partnership                     Securities Lending
Processing                              Multi-Currency Fund
                                         Accounting


--------------------------------------------------------------------------------
                                   Dimensions
--------------------------------------------------------------------------------

$265 billion in Custody Assets
1675 Daily Priced Funds
245 Offshore Funds
50 Unit Investment Trusts
Global Network in 92 Countries
1,500 Employees

--------------------------------------------------------------------------------
                                  Custodial or
                            Transfer Agency Clients
--------------------------------------------------------------------------------

Aetna Retirement Services               ICMA Retirement Corporation
Albion/Alliance Capital                 Indocam
Allmerica Financial                     John Hancock Funds
Allstate Life                           Kayne Anderson
Anchor                                  Lazard
Atlas Funds                             M Financial Group
Bailard Beihl & Kaiser                  Mass Mutual Life Insurance
Banco Santander/Vega Asset Mgmt         Merrill Lynch
Bank Julius Baer                        MetaMarkets.Com
Bankers Trust                           Mexico
Barclays Global Investors               Northeast Investors
Brandes Investment Partners             PaineWebber Incorporated
Chase                                   PIMCO
Christian Science                       Republic National Bank
The Clinton Group                        of New York
Commonfund                              Salomon Smith Barney
The Copeland Companies                  Schwendiman
COVA Life                               Seix Investment Management
David L. Babson & Co., Inc.             Shott Capital Management
Deutsche Bank                           Smith Breeden Associates
Diversified Investment                  Standard Life, U.K.
 Advisers (AEGON)                       Standish Ayer & Wood
Domini                                  State Farm Investment Management
Eaton Vance Corp.                       Strong Capital Management
Ebrd                                    The Investment Fund for
E*Trade                                  Foundations
Eyres Reed                              Thomas J. Herzfeld & Co. Inc.
Federated Investors                     Touchstone Family of Funds
Fiduciary Trust                         Trust Company of the West
Fischer Francis Trees & Watts           Unicredito/Europlus
Goldman Sachs Asset Management          Wells Fargo Bank
Grantham, Mayo, Van Otterloo & Co.      Western Reserve Life
Guinness Flight Investment              Assurance Co.
 Management Ltd.                        William Blair & Co.
Harding Loevner                         Wright Investors Services
                                        X.Com




                                                    Custodian and Transfer Agent
                                                 for the TIFF Investment Program

--------------------------------------------------------------------------------
                                Service Approach
--------------------------------------------------------------------------------

Investors Bank focuses its resources on developing the people, systems, and technology to support the ever-changing financial services industry. The Bank is committed to tailored, responsive service built on a conscious strategy of employing professional personnel at all levels and supporting them with extensive training and sophisticated technology. The Bank's structure is designed to facilitate quick, accurate responses by expert professionals who are dedicated to individual clients.

In order to provide clients with the best service at a competitive price, Investors Bank relies on fully integrated, state-of-the-art systems. For example, the high level of automation with the Investors Bank Fund Accounting and Custody Tracking System (FACTS) has elevated the typical fund accountant's role away from mundane tasks like data entry to more analytical and control-oriented tasks. The benefits to clients are increased control, improved accuracy, and ultimately superior service.

Investors Bank's client base is global in scope and includes some of the most recognized institutions in the business. Responsiveness and attention to detail are the foundation for the long-term partnerships between the Bank and its clients.

The Transfer Agency operations of Investors Bank focus on the institutional investor. Highly trained shareholder servicing personnel are dedicated to each client and become intimately familiar with that client's products. The result is a satisfied investor whose inquiries are addressed by a shareholder representative who knows both the investor's account history and the product options available.


--------------------------------------------------------------------------------
                                 Key Personnel
--------------------------------------------------------------------------------

Kevin Sheehan, President & CEO
BA, University of Massachusetts
previous experience: Senior Vice President, Bank of New England

Michael Rogers, Executive Managing Director,
 Custody/Fund Accounting
MBA, College of William and Mary
BA, Boston College
previous experience: Manager, Bank of New England

Robert Mancuso, Marketing/Client Management
MBA, Boston College
BA, Finance, Boston College

First Fund Distributors, Inc.


--------------------------------------------------------------------------------
                                  Organization
--------------------------------------------------------------------------------

4455 E. Camelback Rd, Suite 261E
Phoenix, AZ  85018
phone:  602-952-1100
fax:    602-952-8520

Fund Distributor
Founded in 1990

Subsidiary of The Wadsworth Group
Founded in 1982


--------------------------------------------------------------------------------
                                 Clients Served
--------------------------------------------------------------------------------

Advisors Series Trust
Brandes Investment Funds
Fleming Capital Mutual Fund Group, Inc.
Fremont Mutual Funds, Inc.
Guiness Flight Investment Funds
Jurika & Voyles Fund Group
Kayne Anderson Mutual Funds
Masters' Select Investment Trust
O'Shaughnessy Funds, Inc.
PIC Investment Trust
Professionally Managed Portfolios
Puget Sound Alternative Investment Series Trust
The Purisima Funds
Rainier Investment Management Mutual Funds
RNC Mutual Fund Group, Inc.


--------------------------------------------------------------------------------
                                 Key Personnel
--------------------------------------------------------------------------------

Robert H. Wadsworth, President & Treasurer
MBA, Pace University; BA Princeton University
1982-present: The Wadsworth Group (founder)
1979-82: Prudential Securities, Inc.
1965-79: Calvin Bullock, Ltd.

Steven J. Paggioli, Vice President & Secretary
JD BA, University of Connecticut
1986-present: The Wadsworth Group
previous experience: J&W Seligman & Co.;
 Staff Attorney, Securities & Exchange Commission

Eric M. Banhazl, Vice President
MBA, Tulane University; BA University of
 Massachusetts
1990-present: The Wadsworth Group
1988-90: Huntington Advisors, Inc.
1986-88: L.F. Rothschild Fund Management, Inc.
1982-86: Price Waterhouse


                                                        Fund Distributor for the
                                                         TIFF Investment Program

--------------------------------------------------------------------------------
                            Description of Services
--------------------------------------------------------------------------------


First Fund Distributors, Inc. ("FFDI") is a broker-dealer registered with the Securities & Exchange Commission and is authorized by the National Association of Securities Dealers to act as a mutual fund underwriter and distributor. FFDI serves as distributor for over 80 mutual fund portfolios with assets over $70 billion. It has approximately 15 employees in offices located in New York, New Jersey and Arizona.

--------------------------------------------------------------------------------
                            TIFF INVESTMENT PROGRAM
--------------------------------------------------------------------------------

TIFF Investment Program, Inc. is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them a series of commingled investment vehicles, each with its own investment objective and policies. The funds are open exclusively to foundations and other 501(c)(3) organizations.

Adviser...............................Foundation Advisers, Inc................2405 Ivy Road; Charlottesville, VA 22903
Fund Administrator....................Investors Capital Services, Inc.........600 Fifth Avenue, 26th Floor; New York, NY 10020
Custodian and Transfer Agent..........Investors Bank & Trust Company..........200 Clarendon Street; Boston, MA 02116
Fund Distributor......................First Fund Distributors, Inc............4455 E. Camelback Rd., Suite 261E; Phoenix, AZ 85018
Independent Accountant................PricewaterhouseCoopers LLP..............1177 Avenue of the Americas; New York, NY 10036
Legal Counsel.........................Dechert Price & Rhoads..................1500 K Street, NW; Washington, DC 20005


                                                   TIFF             TIFF           TIFF            TIFF                     TIFF
                                                   Multi-           Intl         Emerging          U.S.          TIFF      Short-
                                                   Asset           Equity         Markets         Equity         Bond       Term
                                                   Fund             Fund           Fund            Fund          Fund       Fund

Aronson + Partners...................................X...............................................X...........................
Atlantic Asset Management, LLC................................................................................................X..
Canyon Capital Management, LP........................X...........................................................................
City of London Investment Co., Ltd...................................................X...........................................
Delaware International Advisers Ltd...................................X..........................................................
Emerging Markets Management, LLC.....................................................X...........................................
Everest Capital Limited...............................................X..............X...........................................
Explorador Capital Management, LLC...................................................X...........................................
Farallon Capital Management, LLC.....................X...........................................................................
Fischer Francis Trees & Watts, Inc............................................................................................X..
Harding, Loevner Management, LP......................X................X..........................................................
Lazard Asset Management..............................................................X...........................................
Lone Pine Capital LLC................................X...........................................................................
Marathon Asset Management, Ltd........................................X..........................................................
Martingale Asset Management, LP......................................................................X...........................
Oechsle International Advisors, LLC..................X................X..........................................................
Palo Alto Investors..................................................................................X...........................
Seix Investment Advisors, Inc........................X.............................................................X.............
Shapiro Capital Management Company, Inc..............................................................X...........................
Smith Breeden Associates, Inc......................................................................................X.............
Wellington Management Company, LLP...................X...........................................................................
Westport Asset Management, Inc.......................................................................X...........................

--------------------------------------------------------------------------------

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the Statement of Additional Information dated April 28, 2000, which has been filed with the Securities and Exchange Commission and which can be obtained without charge by contacting FAI at the address and telephone number listed on the previous page under the heading Inquiries. The Statement of Additional Information is incorporated herein by reference. Further information about the funds' investments is also available in the TIP Annual and Semi-Annual Reports to members. The funds' Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year and is available without charge by contacting FAI.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC (for information, call 1-202-942-8090). Reports and other information about the funds are also available on the Commission's Internet site at http://www.sec.gov, with copies of this information available upon payment of
   ------------------
a duplicating fee by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.
--------------------------------------------------------------------------------
                                                        SEC File Number 811-8234

TIFF                                                                Statement of
Investment                                                            Additional
Program                                                              Information
                                                                  April 28, 2000



TIFF Multi-Asset Fund                                         Available through:
TIFF International Equity Fund                         Foundation Advisers, Inc.
TIFF Emerging Markets Fund                                         2405 Ivy Road
TIFF U.S. Equity Fund                                 Charlottesville, VA  22903
TIFF Bond Fund                                              phone:  804-817-8200
TIFF Short-Term Fund                                          fax:  804-817-8231




TIFF Investment Program, Inc. ("TIP") is a no-load, non-diversified, open-end management investment company that seeks to improve the net investment returns of its shareholders by making available to them a series of investment vehicles, each with its own investment objective and policies. The funds are available to foundations and 501(c)(3) organizations. The funds and their investment advisor, Foundation Advisers, Inc. ("FAI"), have been organized by a nationwide network of private and community foundations. FAI is responsible for selecting Money Managers for each fund and allocating fund assets among these Money Managers, subject to the approval of TIP's board of directors.


This Statement of Additional Information is not a Prospectus and should be read in conjunction with the TIP Prospectus dated April 28, 2000 (the "Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC") and which is incorporated herein by reference. The Prospectus can be obtained without charge by writing or calling FAI at the address and telephone number provided above.

The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1999, appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein are incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders will be delivered to shareholders upon request.

                                    Contents

Organization of TIP...........................................................   3

Origin of TIP.................................................................   3

Suitability of TIFF Funds.....................................................   3

Supplemental Discussion of Fund Management and Administration.................   8

Performance-Based Fees for Money Managers.....................................  13

Control Persons and Principal Holders of Securities...........................  17

Distribution of TIFF Funds....................................................  18

Supplemental Discussion of Investment Objectives, Policies, and Restrictions..  19

Policy Implementation and Risks...............................................  22

Fund Transactions.............................................................  43

Tax Considerations............................................................  44

Member Information............................................................  49

Calculation of Performance Data...............................................  49

Determination of Net Asset Value..............................................  50

Additional Service Providers..................................................  51

Financial Statements..........................................................  52

Description of Indices..................................................Appendix A

Quality Ratings.........................................................Appendix B


2  TIP Statement of Additional Information

                              Organization of TIP


The TIFF Investment Program, Inc. (TIP) was incorporated under Maryland law on December 23, 1993. The authorized capital stock of TIP consists of 3,500,000,000 shares with $.001 par value, allocated in increments of 500,000,000 shares to each of the Multi-Asset, International Equity, Emerging Markets, U.S. Equity, Bond, and Short-Term Funds (500,000,000 unallocated). Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.


The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of shares voting for the election of directors will not be able to elect any person or persons to the board of directors.


TIP's Articles of Incorporation permit new series of shares evidencing new funds in addition to the six funds described in the Prospectus.

None of the funds shall be liable for the obligations of any other fund.



                                 Origin of TIP

Resources Needed to Invest Effectively. TIP is the outgrowth of several years of research into the need for a foundation investment cooperative, including extensive studies on foundation investment practices by The Investment Fund for Foundations ("TIFF"). These studies suggest that many of America's approximately 34,000 private and community foundations lack the resources needed to earn superior net investment returns. The necessary resources include:

1. an asset base sufficient to diversify across asset classes and investment styles in an economic manner,
2. staff and trustees with the time and expertise needed to select outstanding Money Managers and monitor and adjust manager and asset class weights, and
3. the bargaining power and skills needed to strike attractive fee arrangements with money managers, custodians, accountants, lawyers, and other service providers.

Investing through TIP enables governing boards to delegate responsibility for time-intensive tasks (e.g., service provider selection and evaluation and fee negotiations), thus providing them with more time to devote to the sensitive and supremely important task of formulating appropriate asset allocation guidelines.


                           Suitability of TIFF Funds

Manager Selection. The Money Managers selected by FAI on behalf of TIP are all experienced investment professionals with verifiable performance records that FAI's directors have reviewed. These directors (and the FAI staff that supports them) have extensive experience performing their assigned functions, as do the principals and supporting staff of all outside service providers employed by TIP.


                                                               April 28, 2000  3

                      Suitability of TIFF Funds continued


Changing Existing Investment Management Arrangements. Changing investment management practices is almost always costly. It can also be painfully time-consuming, especially when long-standing relationships must be disrupted. For these reasons, change for its own sake should be avoided. At the same time, foundation fiduciaries should recognize that investment markets and the vast universe of service providers that furnish investment-related services to foundations are highly dynamic. They are so dynamic that the uncertain but very real costs of not changing settled practices sometimes can exceed the known costs of steering a different course. This is especially true with respect to the difficult and time-consuming task of selecting superior money managers. Due to the very powerful mean-reverting tendencies of investment markets -- the tendency for the performance of a manager (or investment style) generating superior returns over a given time period to regress to the mean or average of all managers over future time periods -- sticking with a proven winner can, paradoxically, be very perilous unless the successful organization is itself committed to the task of continually reviewing and revising its own working assumptions, strategies, and tactics.

One of the chief reasons TIP was created was to permit foundation trustees, who often lack the time or expertise to monitor continually the rapid evolution of markets and managers, to delegate this task to a group of investment professionals (the directors of TIP and FAI) who have significant experience investing foundation assets.

Active Investment Approaches. While conceding that few professional money managers can accurately and consistently forecast major highs or lows in financial markets, the directors of TIP and FAI believe that some money managers are indeed able to pursue superior returns within selected asset classes and investment sectors. By combining in a prudent manner investment approaches appropriate to a given asset class, and then selecting money managers based on their proven ability to implement successfully such approaches, a foundation potentially can enhance its long-term investment returns.


Multi-Asset Fund. The TIFF Multi-Asset Fund is TIP's response to requests from many foundations throughout the United States for assistance with asset allocation. Asset allocation is critically important because the longer money is put to work the wider the gap grows between returns on individual asset classes. For truly long-term investors, these differences between asset class returns dwarf differences in returns attributable to manager selection, fee negotiations, or other investment-related tasks that TIP performs on behalf of its members. All of the funds enable members to delegate to TIP responsibility for the time-intensive tasks of selecting and monitoring money managers and other service providers. The Multi-Asset Fund goes beyond this by providing governing boards with an opportunity also to delegate to TIP responsibility for determining which asset classes to hold and in what proportions to hold them. Consistent with its view that strategic and tactical (as distinct from policy) decisions are best made by full-time investment professionals, TIP in turn delegates responsibility for strategic and tactical shifting of the Multi-Asset Fund's invested capital to the Fund's Money Managers.

Return Objective that Reflects Foundations' Spending Rates. The Multi-Asset Fund's return objective is to provide a solution to the principal investment problem confronting most grantmaking foundations: how to preserve the purchasing power of their endowments while simultaneously distributing about five percent of their assets annually. Congress decided, in 1969, to compel private foundations to distribute annually at least five percent of their assets. However, studies of capital market history show that the goal of preserving fund purchasing power while simultaneously withdrawing five percent per annum is ambitious indeed. For example, to earn a five percent real return over the time period 1926-1993, a foundation investing solely in domestic stocks and bonds on a buy-and-hold basis would have had to maintain at least an 80% commitment to stocks. Foundations that distribute more than five percent of their assets annually must recognize that even highly aggressive investment programs are unlikely to produce real (inflation-adjusted) returns sufficient to maintain fund purchasing power in the face of such high withdrawal rates, unless new gifts flow into the Fund.



4  TIP Statement of Additional Information

                      Suitability of TIFF Funds continued

Based on their own study of capital market history, TIP's directors have concluded that the achievement of five percent or higher real returns presupposes a willingness to invest in risky (i.e., volatile) assets. The TIFF Multi-Asset Fund's return objective is to produce an adequate (i.e., five percent or higher) real return for participating foundations in as consistent a manner as possible -- not every quarter or even every year, given the volatile nature of capital markets, but with sufficient consistency over multi-year time periods to induce member foundations to "stay the course." That is, foundations should adhere to asset allocation policies that comport better with their long-term goal of preserving fund purchasing power than do policies that place more emphasis on controlling short-term price fluctuations.

Difficulty of Maintaining All-Equity Portfolios. TIP's directors recognized that an all-equity portfolio would not fulfill the asset allocation needs of grantmaking foundations in at least two important respects. First, many governing boards cannot withstand the downside risks inherent in all-equity portfolios, even those that are invested on a truly global basis. Second, even if trustees have the discipline needed to maintain all-equity portfolios during periods when stock prices are falling sharply, spending needs may leave them with no choice but to sell equities at very depressed prices. For these reasons, TIP's directors elected to include in the Fund's asset mix securities that have the potential to cushion price declines in economic environments that are especially inhospitable to equities, i.e., deflation or very high rates of unanticipated inflation. These securities are held primarily in the "volatility control" segment of the Fund and include resource-related equities, bonds, and cash equivalents. It is important to note that securities held in the volatility control segment of the Fund can themselves be quite volatile: the term "volatility control" denotes such securities' potential to cushion losses experienced in the "total return" segment of the Fund.

Unique Deflation-Hedging Role of Bonds. The Fund's 20% "normal" allocation to bonds reflects the directors' judgment that such bond holdings could prove uniquely useful in a deflationary environment like the 1930s when trustees would otherwise be forced to sell stocks at depressed prices to meet annual spending needs. To provide adequate deflation-hedging protection, a bond portfolio must emphasize intermediate or longer maturity, high quality, non-callable bonds -- an imperative that is reflected in the benchmarks against which the Fund's bond commitments will be measured.


The Need for a Hedge against High Rates of Unanticipated Inflation. Similarly, the Fund's 5% "normal" allocation to a portfolio emphasizing natural resource-related equities reflects the directors' judgment that such stock holdings could prove uniquely useful in a highly inflationary environment like the 1970s when many stocks outside the resource-related sector produced sharply negative inflation-adjusted returns. There is no assurance that the resource-related portfolio will produce satisfactory real returns in an environment of rapidly rising inflation, but TIP's directors believe that it has the potential to serve as a more reliable hedge than alternate inflation hedges that regulated investment companies are permitted to own (e.g., shares of real estate investment trusts).


The Fund does not hold direct investments in real estate because SEC regulations prohibit regulated investment companies from doing so. While the Fund does not hold real estate-related equities [e.g., shares of publicly traded real estate investment trusts ("REITs")] on a permanent basis, the guidelines set forth for several of the Fund's Money Managers permit them to hold such securities on an opportunistic basis. TIP's directors rejected a permanent allocation to real estate-related equities such as REIT shares because the directors believe that returns on such securities have a disturbingly high correlation with stock market indices when inflation is spiraling upward, i.e., they provide unreliable inflation-hedging protection. Although there is no assurance that the natural resource-related securities in which the Fund invests will produce satisfactory real returns in environments of unexpectedly high inflation, TIP's directors believe that such securities constitute more reliable inflation hedges than real estate-related equities. The directors' experience suggests that firms engaged in producing or distributing natural resources can more readily pass through inflation-induced cost increases to their customers than can landlords who must wait for leases to expire to negotiate price increases. This constraint also undermines the inflation-hedging protection of direct real estate investments, which several institutional funds represented on TIP's and FAI's boards hold but which are not necessarily expected to provide high real returns when inflation is high and accelerating.

                                                               April 28, 2000  5

                      Suitability of TIFF funds continued

Potential Value-Added from Active Management. In determining which asset classes and strategies the Fund should employ for total return -- as distinct from hedging -- purposes, TIP's directors sought to avoid a mistake common to many investment programs. That is, in allocating assets among asset classes, many investors use expected returns, which assume that all assets will be managed passively (i.e., indexed), even though they themselves intend to rely heavily on active managers. The Multi-Asset Fund itself relies on active managers, which is the chief reason that the Multi-Asset Fund's guidelines emphasize:


1. foreign (and especially emerging) stock markets to a greater extent than do the guidelines employed by most US-based institutions at present and
2. opportunistic total return strategies such as global risk arbitrage and distressed securities investing.

Perceived Inefficiency of Foreign Stock Markets. TIP's directors believe that foreign stock markets are less efficient than the US stock market in a valuation sense and are likely to remain so for some time. This perception creates a presumption on their part that carefully selected active managers can produce higher excess returns investing in foreign stocks than they can when investing in US stocks. The assumption that active management will produce higher excess returns (net of fees and trading costs) in foreign markets justifies a heavier commitment to foreign stocks than the modest allocations maintained by many US-based investors.

Potential Risk Reduction from Investing in Assets with Low Return Correlations. The chief reason TIP's directors endorse the use of "non-traditional" or "alternative"assets such as foreign stocks and opportunistic total return portfolios is their perceived potential for attractive returns through active management. The case for including these allocations is reinforced by the tendency of returns on these non-traditional investments to be imperfectly (or, in some cases, negatively) correlated with returns on domestic stocks.
Occasions can arise when foreign stocks (whether developed or emerging), global risk arbitrage portfolios, distressed securities, and other investments that the Fund might hold strictly for total return purposes, will join domestic stocks in producing negative returns. However, this unfortunate fact does not undermine the fundamental soundness of a diversified approach to long-term asset allocation. As long as investments held by the Fund as domestic equity substitutes generate long-term returns at least equal to those expected from domestic stocks, the general tendency of such investments to rise and fall at different times than domestic stocks creates opportunities to enhance the Fund's long-term returns. This may be achieved through periodic rebalancing of the Fund's asset class weights back to more normal percentages. The supposition here is that market movements will periodically cause such weights to differ from whatever initial "norms" TIP's directors might establish. Through a combination of manager-induced and board-induced rebalancing moves, the Fund can potentially benefit from the inherent volatility of the assets and strategies it employs. As perhaps the most comprehensive study of this phenomenon concludes, "disciplined rebalancing can boost returns as much as a fairly large shift in the policy mix itself" (Arnott and Lovell, 1992).

Determining Asset Class Ranges. The Multi-Asset Fund's asset class ranges were arrived at using a combination of resources, including computer simulations quantifying the damage to long-term returns of forced sales of stocks at depressed prices under the "disaster" scenarios described above (deflation and very high rates of unanticipated inflation), as well as other qualitatively driven analyses of the risk tolerance of foundation governing boards and their capacity to reduce budgeted grant outlays (consistent with legally mandated payout requirements) during periods when common stock prices are falling sharply. While appreciative of the advantages of purely statistical approaches to asset allocation, TIP's directors recognize that such approaches can and often do attempt to achieve a false precision. The Fund's asset allocation guidelines therefore reflect qualitative as well as quantitative judgments about asset class weights best suited to the long-term needs of foundations.


6  TIP Statement of Additional Information

                      Suitability of TIFF Funds continued

Statistical Justification of Fund's Guidelines. TIP and FAI do not provide such statistics for several reasons. First, even very long-term studies of the risk and return characteristics of asset classes and investment strategies are highly sensitive to starting and ending dates. An attempt to depict how a hypothetical portfolio managed in accordance with the Fund's guidelines would have performed over time could prove misleading.

Second, some of the asset classes and strategies that the Fund employs have relatively short histories (e.g., emerging market stocks, for which reliable return series extend back less than a decade at present). This compounds the problem of time-period sensitivity just mentioned, especially with respect to that portion of the Fund allocated to opportunistic equity strategies, such as global risk arbitrage, that seek to outperform absolute return benchmarks (Treasury bills plus five percent).

Third, many governing boards seek TIP's assistance in formulating asset allocation guidelines precisely because of their concern for lack of time and expertise. Burdening such trustee groups with quantitative justifications of the Fund's guidelines would contravene their stated wishes and could also provide a false sense of security that the Fund will produce superior risk-adjusted returns relative to more conventional asset mixes comprising only domestic stocks and bonds. While the Fund has the potential to outperform other asset mixes, there is no assurance that it will do so, and the Fund could potentially underperform more conventional asset mixes in certain market environments (e.g., when foreign stocks and bonds are performing materially worse than their domestic equivalents). While TIP's decision to employ such strategies bespeaks its directors' judgment that capital markets will continue to provide opportunities for the Money Managers within such segments to generate satisfactory absolute returns, there is no assurance that they will do so. Prospective investors must not extrapolate past results into the future.

Fund's Suitability for Foundations with "Conservative" Boards. Whether the Fund is suitable for a foundation that favors conservative investment policies depends on one's definition of "conservative." Many investors who describe themselves as "conservative" pursue strategies that in fact entail the risk of large losses, especially to the ravages of inflation. Examples include:

1. investors willing to own only short-term Treasury bills, which provide safety of principal but which have historically generated less than one-fifth of the real returns needed to preserve the long-term purchasing power of funds with withdrawal rates of five percent per annum,
2. investors willing to own only very high grade bonds, which provide safety of principal if held to maturity but can produce large interim losses if interest rates spike upward, and
3. investors willing to own only the highest quality (i.e., "safest") stocks, such as IBM in 1987 ($175 per share versus less than $50 per share just five years later) or Philip Morris in 1992 ($86 per share versus $49 per share less than one year later).

When scrutinized, the investment policies of many so-called "conservative" investors are in fact not conducive to wealth preservation -- certainly not after adjusting for inflation. A more apt label for such policies would be "conventional."

TIP's directors believe that the most relevant measure of conservatism for foundation investors is not how closely their investment policies comport with traditional norms but rather how effective such policies are in maintaining fund purchasing power within acceptable volatility constraints. Diversifying among many asset classes, strategies, and money managers can be a powerful means of improving the return-to-risk ratio of an investment program. For this reason, most of the institutional funds represented on the TIP and FAI boards make extensive use of assets other than domestic stocks and bonds and strategies other than conventional long-only approaches.


                                                               April 28, 2000  7

         Supplemental Discussion of Fund Management and Administration


TIP and FAI Boards. There is considerable, though not complete, overlap among the boards of TIP and FAI for two reasons. First, given the highly dynamic character of financial markets, it is important that decision-making at all levels of the cooperative be as streamlined as possible. This imperative is best fulfilled by keeping the number of individuals responsible for a given task (e.g., selecting and monitoring Money Managers) to a reasonable minimum.
Second, there are securities law conditions which preclude complete overlap between the boards of TIP and FAI. Specifically, to ensure that the cooperative complies with laws discouraging direct control of the affairs of regulated investment companies by the entities that sponsor them, FAI board members cannot occupy more than 49% of the seats on TIP's board of directors. For this reason and also because the duties of TIP's board presuppose extensive audit and operations experience, a majority of TIP's board of directors are persons who serve or have served on the Audit and Operations Committee of TIFF, the not-for-profit organization that coordinated TIP's establishment. In contrast, most of the members of FAI's board are persons who serve or have served on TIFF's Investment Committee. FAI's board is chaired by Greg Curtis, President of Greycourt & Company (Pittsburgh, PA). The following is a list of the directors of TIP and FAI.



                                                    Directors                         Birthdate
Sheryl L. Johns                                     TIP Chair                         3/15/1956
William F. Nichols*                             TIP/FAI Director                       7/4/1934
Fred B. Renwick                                   TIP Director                         2/1/1930
John E. Craig                                     TIP Director                         6/3/1944
Gregory D. Curtis                                   FAI Chair                         1/14/1947
Alice W. Handy                                    FAI Director                        4/17/1948
Robert A. Kasdin                                  FAI Director                        4/20/1958
William McLean                                    FAI Director                        4/22/1955
Jack R. Meyer                                     FAI Director                        10/4/1945
David A. Salem*                            TIP/FAI Director/President                 4/27/1956
Ann B. Sloane                                     FAI Director                        11/1/1938
David F. Swensen                                  FAI Director                        1/26/1954
Jeffrey Tarrant                                   FAI Director                         4/4/1956
Arthur Williams III                               FAI Director                        5/12/1941
-----------------------------------------------------------------------------------------------


An asterisk (*) has been placed next to the name of each director who is an "interested person" of TIP, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of such person's affiliation with TIP or FAI.

Excepting the President, David Salem, the members of TIP and FAI boards are not compensated for their service as directors.

Code of Ethics. Rule 17j-1 of the Investment Company Act of 1940, as amended, addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, their investment advisor, FAI, and their Money Managers to adopt a code of ethics and to report periodically to the board on issues raised under its code of ethics. To assure compliance with these restrictions, TIP and FAI have adopted and agreed to be governed by a joint code of ethics, and the Money Managers have each adopted and agreed to be covered by their individual Code of Ethics (the "Codes of Ethics") containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees. The Codes of Ethics permits personal investing transactions of TIP's, FAI's and the Money Managers' directors, officers and employees which avoid conflicts of interest with TIP.

     Information about these Codes of Ethics may be obtained by calling the SEC's Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



8  TIP Statement of Additional Information

              Supplemental Discussion of Fund Management continued


Advisory Agreement. Pursuant to its Advisory Agreement with TIP, FAI provides the following services the funds:


1. develops the investment programs, selects the Money Managers from a broad universe of investment managers, negotiates agreements with Money Managers on behalf of the TIP board of directors (which has final authority for the approval or disapproval of such agreements), allocates and reallocates assets among Money Managers, and monitors the Money Managers' investment activities and results,


2. provides or oversees the provision of all general management, investment advisory, and portfolio management services, and
3. provides TIP with office space, equipment, and personnel.


The Advisory Agreement was approved by the initial members of the International Equity, Emerging Markets, U.S. Equity, Bond, and Short-Term Funds on March 29, 1994, and by the initial members of the Multi-Asset Fund on September 13, 1994. The Advisory Agreement continues in force for successive annual periods as long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" [as defined in the Investment Company Act of 1940 (the "1940 Act")] of a fund's outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the board of directors of TIP who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by FAI. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Advisor Compensation. As compensation for services rendered by FAI under the Advisory Agreement, each fund pays FAI a maximum monthly fee calculated by applying the following annual percentage rates to such fund's average daily net assets for the month:


                                  Multi-   International   Emerging     U.S            Short-
Assets                             Asset       Equity       Markets   Equity   Bond     Term
---------------------------------------------------------------------------------------------
On first $500 million               0.20%      0.15%         0.15%     0.15%   0.10%    0.03%
On next $500 million                0.18%      0.13%         0.13%     0.13%   0.08%    0.03%
On next $500 million                0.15%      0.11%         0.11%     0.11%   0.06%    0.02%
On next $500 million                0.13%      0.09%         0.09%     0.09%   0.05%    0.02%
On next $500 million                0.11%      0.07%         0.07%     0.07%   0.04%    0.01%
On remainder (>$2.5 billion)        0.09%      0.05%         0.05%     0.05%   0.03%    0.01%
---------------------------------------------------------------------------------------------


For the years ended December 31, 1999, December 31, 1998, and December 31, 1997, the amount of advisory fees paid to FAI and the money managers by each fund was as follows:


                                                   December 31, 1999  December 31, 1998  December 31, 1997
----------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                                     $  885,415         $1,122,685         $1,423,180
----------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                            $1,602,155         $1,147,078         $2,186,201
----------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                                $  689,179         $1,636,075         $  851,605
----------------------------------------------------------------------------------------------------------
TIFF U.S. Equity Fund                                     $1,546,753         $1,523,645         $1,136,192
----------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                            $  447,625         $  368.550         $  496,344
----------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                                      $  173,602         $  138,420         $   66,835
----------------------------------------------------------------------------------------------------------


Payment of FAI's Expenses. FAI pays all of its expenses arising from the performance of its obligations under the Advisory Agreement, including all executive salaries and expenses of the directors and officers of TIP who are employees of FAI, and TIP's office rent. Subject to the expense reimbursement provisions described in the Prospectus, other expenses incurred in the operation of TIP are borne by the funds themselves, including, without


                                                               April 28, 2000  9
limitation: Money Manager fees; brokerage commissions; interest; fees and expenses of administrators, independent attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; cost of stock certificates; expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares; expenses of registering and


10  TIP Statement of Additional Information

              Supplemental Discussion of Fund Management continued


qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members' meetings; expenses of directors of TIP who are not employees of FAI; membership dues in the Investment Company Institute; insurance premiums; and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately among all of the funds in relation to the net assets of each fund.



Fund Administrator. Consistent with their mission of helping foundations exploit the economies of scale inherent in many aspects of investing, TIP and FAI rely heavily on outside service providers to perform most functions that their directors deem delegable, including what is known in the mutual fund industry as "fund administration." A mutual fund's administrator oversees its day-to-day operations, typically by performing certain tasks itself (e.g., preparing regulatory filings) while supervising closely the work of other service providers employed by the fund (e.g., its custodian, transfer agent, dividend disbursing agent, accountant, etc.). Because it specializes in such work, Investors Capital Services, Inc. ("Investors Capital") can perform these important functions better and at a lower cost than FAI.


Administration Agreement. As Administrator for the funds, Investors Capital receives a monthly fee at an annual rate of: (a) 0.07% of the average daily net assets of TIP for the first $300 million, (b) 0.05% for the next $2.7 billion,
(c) 0.04% for the next $2.0 billion, and (d) 0.03% over $5.0 billion of assets under management. TIP also reimburses Investors Capital for certain costs. In addition, TIP has agreed to pay Investors Capital an incentive fee not to exceed 0.02% of average daily net assets for reducing the expense ratio of one or more funds below certain levels specified for such funds. A profile of Investors Capital is provided in Appendix B of the Prospectus.

For the years ended December 31, 1999, December 31, 1998, and December 31, 1997, the amount of administration fees paid by each fund was as follows:


------------------------------------------------------------------------------------------------------------------------
                                                       December 31, 1999       December 31, 1998       December 31, 1997
------------------------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                                       $206,999                $332,577                $252,206
------------------------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                              $142,251                $194,693                $133,200
------------------------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                                  $ 36,790                $ 38,406                $ 48,710
------------------------------------------------------------------------------------------------------------------------
TIFF U.S. Equity Fund                                       $172,190                $161,064                $123,362
------------------------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                              $143,361                $104,422                $ 85,660
------------------------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                                        $ 41,666                $ 33,045                $ 21,735
------------------------------------------------------------------------------------------------------------------------


Money Manager Agreements. The agreements between TIP and the Money Managers that manage a separate account on behalf of a fund (the "Money Manager Agreements") continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the board of directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a fund's outstanding shares voting as a single class, provided that in either event the continuance is also approved by at least a majority of the board of directors who are not "interested persons" (as defined in the 1940 Act) of TIP or FAI by vote cast in person at a meeting called for the purpose of voting on such approval.

Exemption from Requirement that Members Approve New Money Manager Agreements. TIP has received an order from the SEC effective August 30, 1995, exempting each of the funds from the requirement that agreements between regulated investment companies and their investment advisors or subadvisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP's board of directors believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds' operations. Pursuant to this exemption, TIP's board of directors may, without the approval of members:



                                                              April 28, 2000  11

              Supplemental Discussion of Fund Management continued


1. employ a new Money Manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing Money Manager or as an additional Money Manager,
2. change the terms of a Money Manager Agreement, or
3. continue to employ an existing Money Manager on the same terms where an Agreement has been assigned because of a change in control of the Money Manager.


Any such action would be followed by written notice to members, which must include the information concerning the Money Manager that would normally be included in a proxy statement.


In negotiating Money Manager fee agreements, FAI's staff analyzes a number of variables, including:

1. the proposed size of a Manager's account,
2. the Manager's historical and expected future performance against relevant benchmarks,
3. the historical and expected future volatility of the Manager's relative returns,
4. the Manager's assets under management, and
5. the impact (if any) that linking a Manager's compensation to its performance might have on its decisionmaking process.


Manager Allocation Criteria. In allocating assets among Money Managers, FAI considers each fund's Investment and Performance Objectives as well as other variables. To accommodate fluctuations in the relative sizes of Money Managers' accounts caused solely by market movements, allocations formulated by FAI take the form of ranges: minimum, normal, and maximum percentages of fund assets to be allocated to each Money Manager retained by it. While these ranges are not expected to change frequently, FAI has discretionary authority to alter these ranges and to reallocate assets among Money Managers in response to changing market conditions.


Activating Money Managers' Accounts. Not all Money Managers profiled in Appendix A of the Prospectus are employed at all times. Whether a given Money Manager is employed at a given time depends on:


1. a fund's size,
2. its projected growth rate,
3. FAI's perception of the relative attractiveness of the Money Manager's approach in light of prevailing market conditions, and
4. the extent to which a given Money Manager's investment style would complement those of the other Money Managers to which a fund's assets have been allocated.

Future market conditions are unforecastable, and TIP cannot predict the amount to be allocated to each Money Manager over time. As a general rule, however, given the incremental custodial costs of activating a Money Manager's account, it is expected that the initial allocation to each Money Manager managing a separate account on a fund's behalf will be at least $5 million. A Money Manager receives no compensation from TIP until it is actually managing funds for TIP and is entitled to no compensation if, due to its own changed circumstances or changes in the investment environment generally, FAI decides not to allocate assets to it.

Foundations seeking to know the actual allocation of each fund's assets across Money Managers at a given time can obtain this information by contacting FAI.

Termination of Money Manager Agreements. The Money Manager Agreements may be terminated without penalty on not less than 60 days' notice by the board of directors of TIP or by a vote of the holders of a majority of the relevant fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Money Manager. A Money Manager Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


12  TIP Statement of Additional Information

Arms-Length Relationships between Money Managers and TIP. The Money Managers have no affiliations or relationships with TIP or FAI other than as discretionary investment managers for all or a portion of a fund's assets.


                                                              April 28, 2000  13

              Supplemental Discussion of Fund Management continued


Target Expense Ratios.  The target expense ratios for the TIFF funds are:


                    Multi-Asset Fund                0.95%
                    International Equity Fund       1.00%
                    Emerging Markets Fund           1.50%
                    U.S. Equity Fund                0.65%
                    Bond Fund                       0.50%
                    Short-Term Fund                 0.35%


These target expense ratios reflect informed estimates by the directors of TIP and FAI of the costs that foundations must be prepared to incur to realize the performance objectives for each fund. For example, the Performance Objective of the U.S. Equity Fund is to outperform the Wilshire 5000 Stock Index by 1.25% per annum net of fees. The Fund's target expense ratio is 0.65%. Accordingly, FAI seeks to allocate the Fund's assets across the Money Managers employed by it such that its expense ratio will approximate 0.65% when the Fund's assets themselves generate an incremental return over the Wilshire 5000 Stock Index of 1.90% (i.e., the 0.65% in fees incurred in pursuit of the Fund's objective plus the 1.25% margin by which the Fund seeks to outperform the Index, net of fees).

Because the fees each fund pays to its Money Managers are (in most cases) tied to performance, it is possible that a fund which outperforms its benchmark by a material margin could display an expense ratio which considerably exceeds its target expense ratio. The target expense ratios are based on the assumption that FAI will allocate assets among Money Managers in a manner that is sensitive to the objective of keeping each fund's expense ratio at or below target, except under circumstances where the fund outperforms its performance benchmark by a margin greater than that reflected in its stated Performance Objective. Some Money Managers have benchmarks different from the overall benchmark for the fund employing them. Thus, it is possible that a fund's expense ratio in any given time period could exceed the fund's target expense ratio even if the fund fails to achieve its return objective. Further, the funds may invest in certain other commingled investment vehicles, including other registered investment companies and private investment funds and will bear their pro rata share of the fees and expenses associated with any such investment. In this regard, it should be noted that the fees charged by many private investment funds are high in relation to the fees charged by other investment funds (performance fees for private investment funds are often as high as 20% per annum of realized and unrealized gains).

With respect to the funds that employ performance-based fees for Money Managers, each fund's actual expense ratio could exceed its target expense ratio if the performance of one or more Money Managers employed by it causes the average fees paid to all of the fund's Money Managers to exceed the difference between (a) its target expense ratio and (b) all fees and expenses paid by it other than Money Manager fees. For example, the U.S. Equity Fund's target expense ratio is 0.65% per annum. All fees and expenses other than Money Manager fees to be paid by the U.S. Equity Fund are not likely to exceed 0.32% per annum. In allocating the Fund's assets among Money Managers, FAI will attempt to ensure that the average fees paid by the Fund to its Money Managers only exceed 0.33% per annum (i.e., its target expense ratio of 0.65% minus the 0.32% in other expenses) if the Fund surpasses its performance objective. The U.S. Equity Fund's Performance Objective is to outperform the Wilshire 5000 Stock Index by 1.25% per annum net of fees. If the condition just described is fulfilled -- that the Fund's total expenses may exceed 0.65% only if it surpasses its Performance Objective -- then its expense ratio should not exceed 0.65% unless its gross return exceeds the return produced by the Wilshire 5000 Stock index by at least 1.90% (1.25% net excess return goal plus 0.65% fees). FAI's failure to achieve this goal over a one-year holding period or longer would cause the Fund to fail to achieve its Performance Objective of outperforming the Wilshire 5000 Stock Index by 1.25% per annum.



14  TIP Statement of Additional Information

                   Performance-Based Fees for Money Managers


Overview. The following discussion outlines the principles that FAI follows in negotiating Money Manager fees and describes the performance-based fee structure that the funds have entered into with many (but not all) of their Money Managers. These principles are the product of both the combined investment experience of members of FAI's and TIP's boards and policy choices made by TIP's board in its formulation of objectives and guidelines for each fund.

Optimizing versus Minimizing Expenses. Even modest differences in a fund's annual investment-related costs can have profound effects on a foundation's cumulative returns. Therefore, foundation trustees should consider carefully the costs of alternative investment vehicles. By pooling the investment assets of numerous foundations, TIP can and does seek to minimize members' expenses for investment-related services as custody and portfolio accounting. With respect to Money Manager fees, which typically constitute the lion's share of investment-related expenses, the directors of TIP and FAI believe that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, TIP relies primarily on active (as distinct from passive) money management techniques and makes extensive use of performance-based fees in compensating Money Managers for services rendered to TIP.

Some foundation investors may be uncomfortable by the fact that the exact costs of investing through each TIFF fund are unknowable in advance. However, it should be remembered that the annual standard return deviations of the asset classes in which the TIFF funds that utilize performance-based fees primarily invest (i.e., the non-diversifiable or systemic risks of each asset class) greatly exceed the economic uncertainty associated with fluctuating manager fees. This is the case even under worst case conditions. Differences between the minimum and maximum fees payable to Money Managers currently managing assets for the funds are shown in the following table as of August 20, 2000.


                                       Number of Managers         Largest Difference between         Average Difference between
                                            Receiving          Minimum and Maximum Fees Payable   Minimum and Maximum Fees Payable
                                     Performance-Based Fees          to Any Money Manager               to Any Money Manager
----------------------------------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                                       4                              1.40%                              0.80%
----------------------------------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                              3                              1.45%                              1.22%
----------------------------------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                                  1                              2.60%                              2.60%
----------------------------------------------------------------------------------------------------------------------------------
TIFF U.S. Equity Fund                                       4                              1.90%                              1.23%
----------------------------------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                              3                              0.75%                              0.65%
----------------------------------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                                        0                               NA                                 NA
----------------------------------------------------------------------------------------------------------------------------------


          Note: Reflects only fees payable to Money Managers that manage a separate account on behalf of a fund. Averages assume equal manager allocations.

Based on their considerable investment experience, the directors of TIP and FAI believe that, over the long term, TIP's members are likely to realize a net benefit for bearing the uncertainties associated with performance-based fees.

Link between Funds' Objectives and Performance-Based Fee Structures. The Performance Objective of each fund is to outperform a relevant market benchmark by a modest increment, net of fees. FAI's aim in negotiating Money Manager fees is to ensure that such fees are relatively low compared to institutional norms when each Money Manager's performance is approximately equal to the level that is required to enable the fund that employs it to achieve its Performance Objective. A related aim is to tie manager compensation as closely as possible to manager performance.



                                                              April 28, 2000  15

              Performance-Based Fees for Money Managers continued


Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking. TIP does not employ performance-based fees as a means of inducing its Money Managers to perform better than they would if they received straight asset-based fees. Rather, it employs performance-based fees, among other means, in seeking to optimize members' investment-related expenses. A Money Manager's proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to TIP is one of the important criteria used in choosing Money Managers. FAI's initial selection criteria are the same used to evaluate their ongoing performance. Portfolio investment decisions that cause the performance of TIP's account to differ materially from the performance of purportedly similar accounts, whether such decisions are motivated by the desire to earn higher fees from TIP or not, could trigger their dismissal. FAI compares the results each Money Manager produces for TIP to the results it produces for its other clients. A Money Manager's unwillingness to share these other results with FAI or its failure to manage TIP's account in a manner that is as similar as possible to the manner in which other accounts with the same mandate are managed also constitutes grounds for dismissal.


Preferred Performance-Based Fee Structure. FAI is mindful that no fee structure can possibly prove suitable to all Money Managers, even as a starting point for discussion. However, in an effort to streamline the negotiation process, FAI has formulated a preferred performance-based fee model. The graph below illustrates the application of this model to one particular Money Manager.

Common Characteristics. All Money Manager Agreements entailing performance-based fees have certain common characteristics. These include (1) minimum fees ("floors"), (2) maximum fees ("caps"), and (3) fee formulas that, in the judgment of members of TIP's and FAI's boards, produce reasonable fees in relation to the margin of outperformance that a Money Manager must achieve to earn a given level of fees.

In each case, the formula embodies the concept of a "fulcrum fee," i.e., a fee midway between the minimum and the maximum. An equation is used under which the actual fees paid to a Money Manager are always proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual gross total return less benchmark total return) on the Money Manager's portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. As the graph illustrates, in each case the slope of the fee line between the floor and the cap is uniform throughout.

Definition of Total Return. "Total Return" as used here means the change in the market value of the Money Manager's portfolio, or the benchmark index, as the case may be, over one month measurement periods, adjusted on a time-weighted basis for any assets added to or withdrawn from the Money Manager's portfolio. The total returns of portfolios or benchmark indices over the rolling 12-month time periods used in computing performance-based bonuses/penalties are, therefore, the product of compounding each of the monthly returns in the applicable period.


16  TIP Statement of Additional Information

              Performance-Based Fees for Money Managers continued


Manager-Specific Benchmark Indices. The benchmark index used in computing the Money Manager's excess return is the index deemed most relevant for that Money Manager. In many cases, this benchmark index is the same as the overall performance benchmark for the fund retaining the Money Manager. In some cases, however, FAI's objective of melding Money Managers espousing different philosophies into an integrated manager structure that is both effective and efficient dictates that a Money Manager's benchmark index be different from the fund benchmark.

Fee Function Tied to Fund's Overall Objective. The performance-based fee structure permits FAI to craft manager-specific fee agreements that link compensation to the return objectives of the fund in question. In crafting fee proposals, FAI and the directors of TIP ask a number of questions, including those discussed below. All answers are considered when evaluating fee arrangements.

1. What is a reasonable fee for this Money Manager if it outperforms its benchmark by the same margin that the fund employing it aims to outperform its benchmark?

For example, the U.S. Equity fund seeks to outperform its benchmark (the Wilshire 5000 Stock Index) by 125 basis points net of fees. If analysis of all relevant factors (including, but not limited to, the proposed size of a Money Manager's account, the Money Manager's historical deviations from the benchmark, the volatility of such deviations, the Money Manager's assets under management, and other organizational attributes) suggests that it is reasonable to pay Manager X 40 basis points for outperforming its benchmark by 125 basis points net of fees, then FAI has defined one point on the fee line for Manager X: 165 basis points of excess return equates to 40 basis points of fees.

2.   What is a reasonable fee for a Money Manager if it performs as expected?

As a practical matter, most Money Managers screened by FAI expect to outperform their agreed-upon benchmark by a margin greater than that reflected in the targeted excess return of the fund they seek to serve. For example, most US equity managers screened by FAI seek to outperform a relevant benchmark of US equities by more than the 125 basis points by which the U.S. Equity Fund seeks to outperform its performance benchmark (the Wilshire 5000) net of all fees. The Money Managers establish their fee-negotiating position with a view to what they would expect to earn under a normal asset-based fee arrangement; they can be expected to seek a performance-based fee schedule that will give them reasonable assurance of payment comparable to their asset-based fee expectations. Particularly where the Money Manager has an asset-based fee schedule in place for other clients, FAI will begin negotiation on the premise that the Money Manager should be paid an amount comparable to a reasonable asset-based fee if the Money Manager performs in accordance with reasonable expectations.

3.   What is the appropriate fulcrum point for a Money Manager?

The fulcrum point -- the midpoint between the maximum and minimum fees -- is set to establish a fee structure in which the financial incentives of the Money Manager are aligned with those of the Fund. The fulcrum point is set at a performance level that the Money Manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the Fund. FAI and TIP seek agreements in which the Money Manager has as much to lose as to gain if it chooses to increase the risk it takes with the Fund's account. The table below identifies Money Managers that provide services to the funds with performance-based fees, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the Money Manager in order to earn the Fulcrum Fee (100 bp equals 1.00%). See Appendix A to the Prospectus for additional information about the Money Managers and their Agreements.


                                                              April 28, 2000  17

              Performance-Based Fees for Money Managers continued

4.   What is a reasonable fee "floor"?

As with all model inputs, FAI's choice of an appropriate "floor" for each Money Manager is based on an analysis of both the Money Manager's idiosyncratic attributes and the perceived availability of qualified alternate Money Managers. Having identified an appropriate minimum fee for each Money Manager, FAI then identifies the level of return at which the fee "bottoms out."

5.   What is a reasonable fee "cap"?

Having identified an appropriate floor, FAI then identifies, for each Money Manager, the fee "cap." In all cases, the cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward the Money Manager adequately for superior performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., "closet indexing" of portfolio assets to the agreed-upon benchmark).

                                                                                                 Excess Return over Manager's
                                                                                                Benchmark Required to Receive
Money Manager                                                              Fulcrum Fee                   Fulcrum Fee



Aronson + Partners                                                            45 bp                         210 bp
Atlantic Asset Management Partners, LLC                                       35 bp                         165 bp
Emerging Markets Management                                                  170 bp                         370 bp
Harding, Loevner Management, L.P.                                             80 bp                         400 bp
Marathon Asset Management, Ltd.                                               88 bp                         424 bp
Oechsle International Advisors, LLC (Select)                                  60 bp                         300 bp
Oechsle International Advisors, LLC (CPEM)                                    40 bp                         200 bp
Palo Alto Investors                                                          105 bp                         524 bp
Seix Investment Advisors, Inc.                                                45 bp                         195 bp
Shapiro Capital Management Co., Inc.                                          73 bp                         325 bp
Smith Breeden Associates, Inc. (Bond Fund)                                    48 bp                         157 bp
Westport Asset Management, Inc.                                              108 bp                         430 bp
---------------------------------------------------------------------------------------------------------------------------------


Computing and Remitting Fees. The computation and remittance procedures that the funds employ are described immediately below. All fee schedules are applied to the average daily net assets in each Money Manager's account for the time period in question. For purposes of computing the funds' daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.


Computing and Remitting Fees. For the first two months following the inception of their accounts, Money Managers receive a straight asset-based fee equal to
150% of the minimum (floor) rate, regardless of performance.   Accrual of
performance-based fees begins in the third calendar month rather than at an earlier date because the indices with reference to which Money Managers' performance is computed are typically not available until five or more business days after month-end. Since it is impractical to adjust fee accrual rates intra-month (e.g., during the second calendar month of investment operations based on performance achieved during the first month), the earliest that such accruals can reflect Money Managers' actual performance is the third calendar month.


18  TIP Statement of Additional Information

              Performance-Based Fees for Money Managers continued


Thereafter, a Money Manager is compensated according to its performance-based fee formula with the fee for a given month based on the Money Manager's performance for the 12 months ending two months prior to that month. A two-month time lag is employed because, while TIP's directors would prefer that fees paid by members in a given month reflect their actual returns, two facts preclude perfect linkage:


1. the law requires a minimum 12-month measurement period for performance-based fees and
2. the returns on some managers' benchmarks (e.g., certain foreign stock indices) are not available until after month-end.


In the third through fourteenth calendar month of their employment by a fund, Money Managers agreeing to performance-based fee arrangements may receive only a portion of the fees accrued by a fund with respect to segments of the fund managed by them. This occurs because of the legal requirement that there be a minimum one-year measurement period for performance-based portfolio management fees. Specifically, during this 12-month time period, the Money Managers will receive only the minimum (floor) fee to which they are entitled. Upon determination (on or about the tenth day of the fifteenth calendar month of its employment by the fund) of the precise amount of fees to which such Money Manager is entitled for services rendered during the third through fourteenth months, any fees owed to the Money Manager will be disbursed.

Advantages and Disadvantages of Accrual and Remittance Procedures. TIP's board of directors recognizes that the procedure described above could give rise to inequities among members. However, such inequities are likely to be less acute than those produced by performance-based fee arrangements entailing measurement periods longer than one year. For example, some regulated investment companies have performance-based portfolio management fee arrangements entailing rolling 36-month performance measurement periods. Under such arrangements, shareholders entering the fund in, for example, month 72 may be forced to pay the maximum fees to which a money manager is entitled for several months following their initial purchase if the manager's performance was sufficiently good during months 36 through 71. This could occur even though the manager's performance is less good in the months immediately following the new shareholder's entry (e.g., months 72 through 84), because the fees for these months will reflect the manager's performance during prior time periods. The one-year measurement period that TIP employs does not eliminate these intergenerational inequities among changing shareholder populations, but it can help to minimize them. Because TIP's board seeks to tie the portfolio management fees paid by individual members as closely as possible to the gross investment returns they actually realize, the board has approved performance-based fee arrangements with certain Money Managers entailing the minimum one-year measurement period permitted by law.



              Control Persons and Principal Holders of Securities


As of March 31, 2000, there were no "control persons" (as such term is defined in the 1940 Act) of TIP. All shares of each fund listed in this section are Common Stock, $.001 per Share, and are directly held. As of March 31, 2000, the following members held five percent or more of the outstanding shares of each fund as indicated:

Multi-Asset Fund
1. William Caspar Graustein Memorial Fund; 84 Trumbull Street; New Haven, CT 06511 19.7%
2. Greater New Orleans Foundation; 1055 St. Charles Avenue, Suite 100; New Orleans, LA 70130 6.6%
3. MJH Foundation; 459 Locust Avenue; Charlottesville, VA 22902  6.5%
4. Presbyterian Homes and Family Services; 150 Linden Avenue, Lynchburg, VA 24503 5.2%
5. Wartburg Foundation; Wartburg Place; Mt. Vernon, NY 10552  5.2%

International Equity Fund
1. Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002  37.2%
2. BellSouth Foundation; 1155 Peachtree Street, Room 14F05; Atlanta, GA 30309
7.2%


                                                              April 28, 2000  19

         Control Persons and Principal Holders of Securities continued


Emerging Markets Fund
1. Mayo Foundation; 200 First Street, SW; Rochester, MN 55905  20.2%
2. Carnegie Corporation of New York; 437 Madison Avenue; New York, NY 10022
19.9%
3. Pew Memorial Trust, c/o Glenmede; 1 Liberty Place, Ste 1200; 1650 Market St; Philadelphia, PA 19103 15.9%
4. The Colorado Trust; 1600 Sherman Street; Denver, CO 80203  8.1%
5. The Commonwealth Fund; One East 75th Street; New York, NY 10021  7.0%
6. William T. Grant Foundation; 570 Lexington Avenue, 18th Floor; New York, NY 10022 5.7%

U.S. Equity Fund
1. BellSouth Foundation, Inc.; 1155 Peachtree Street, Suite 14F05; Atlanta, GA 30309 13.3%
2. Denver Foundation; 950 S. Cherry Street, Suite 200; Denver, CO 80246  10.2%
3. Jacksonville Community Foundation; 112 W. Adams St., Suite 1414; Jacksonville, FL 32202 6.9%
4. East Tennessee Foundation; 550 W. Main Street, Suite 550; Knoxville, TN 37902 5.8%

Bond Fund
1. The Duke Endowment; 100 North Tryon Street, Suite 3500; Charlotte, NC 28202 13.0%
2. Richard M. Fairbanks Foundation; 9292 North Meridian Street, Suite 304; Indianapolis, IN 46260 8.1%
3. RosaMary Foundation; 6028 Magazine Street; New Orleans, LA 70118  7.3%
4. East Tennessee Foundation; 550 W. Main Street, Suite 550; Knoxville, TN 37902 6.2%
5. Jacksonville Community Foundation; 112 W. Adams St., Suite 1414; Jacksonville, FL 32202 5.5%

Short-Term Fund
1. Undisclosed Private Foundation; New York, NY  33.3%
2. Houston Endowment Inc.; 600 Travis, Suite 6400; Houston, TX 77002  18.3%
3. Woods Fund of Chicago; 3 First National Plaza, Suite 2010; Chicago, IL 60602 6.2%
4. Wartburg Foundation; Wartburg Place; Mt. Vernon, NY 10552  5.4%



                           Distribution of TIFF Funds


Distributor. The distribution agreement (the "Distribution Agreement") among the TIP, Investors Bank & Trust Company, an affiliate of the Administrator, and First Fund Distributors, Inc., (the "Distributor") became effective January 1, 2000. The Distributor shall receive compensation in the amount of $25,000 per annum, to be paid no less frequently than monthly by the Administrator. In addition, the Distributor will be entitled to reimbursement of reasonable out-of-pocket expenses incurred (including but not limited to NASD filing fees incurred pursuant to the Distribution Agreement) within ten days of delivery of a valid invoice. Prior to First Fund Distributors, Inc., the distributor of TIP was AMT Capital Securities, LLC.

The Distribution Agreement will remain in effect for an initial two-year period. The Distribution Agreement will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Directors or by a vote of a majority of the shares of the relevant fund; and (ii) by a majority of the Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was approved by TIP's Board of Directors on March 7, 2000.

Purchases. TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.



20  TIP Statement of Additional Information

                      Distribution of TIFF Funds continued


Potential In-Kind Purchases. Fund shares are normally issued for cash only. In-kind purchases are accepted only when the securities being acquired:


1. are consistent with the investment objectives and policies of the acquiring fund,
2. are acquired for investment purposes (not for resale),
3. are not restricted as to transfer either by law or market liquidity, and
4. can be readily valued (e.g., are listed on a recognized exchange).

Redemptions. Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Potential In-Kind Redemptions. Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for fund redemption by making payment in whole or in part in readily marketable securities. These will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund's net asset value (redemption-in-kind). If payment is made in securities, a member may incur transaction expenses in converting these securities to cash. TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

Exchanges. One fund's shares may be exchanged for shares of any other fund. An exchange is a redemption out of one fund and a purchase into another; thus, the applicable entry and exit fees for purchases and redemptions will apply. Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures. Exchange requests may be made either by mail or telephone and should be directed to FAI. Telephone exchanges will be accepted only if the shares to be exchanged are held by the fund for the account of the shareholder and the registrations of the two accounts are identical. Telephone requests for exchanges received prior to 4:00 p.m. Eastern time will be processed as of the close of business on the same day. Requests received after 4:00 p.m. will be processed on the next business day. Telephone exchanges may also be subject to limitations as to amounts or frequency and to other restrictions established by the board of directors to ensure that such exchanges do not disadvantage TIP and its members.

Tax Treatment of Exchanges. For federal income tax purposes an exchange between funds is a taxable event and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.



                     Supplemental Discussion of Investment
                     Objectives, Policies, and Restrictions

Potential Benefits and Costs of Investing in Foreign Securities.   Many
institutional investors have made major commitments to foreign securities, typically for two reasons: (1) to reduce the volatility of their overall returns (foreign markets and domestic markets tend to rise and fall at different times) and (2) to enhance these returns over the long term.

                                                              April 28, 2000  21

                     Supplemental Discussion of Investment
                Objectives, Policies, and Restrictions continued


A long-term investment horizon is appropriate because foundation governing boards, which typically meet on a part-time basis, are generally unable to shift funds profitably between domestic and foreign markets in anticipation of short-term market movements. The safer assumption is that shifts of this sort will not produce profits net of trading costs. The opportunity to enhance long-term returns by investing in foreign markets lies in the fact that international money managers have far more companies (and countries) to choose from than do managers investing solely in domestic securities. Therefore, the potential added value from active portfolio management is higher for international stock portfolios than for purely domestic ones.

The costs of investing in foreign securities are higher also, not only because management fees and custody costs tend to be higher on international portfolios but also because foreign governments withhold a portion of the income that investors earn abroad. Despite these higher costs, the dual benefits of investing in foreign securities (increased diversification and the opportunity to earn higher returns by exploiting valuation inefficiencies in foreign markets) make a substantial allocation to them worthy of serious consideration by most foundation boards.


Performance Objectives. The funds seek to outperform their performance benchmarks by different margins. These margins differ because:

1. the costs of implementing each fund's investment policies differ and
2. the markets in which the funds primarily invest vary in terms of efficiency, with the US stock and fixed income markets arguably the most efficient (in a valuation sense) of all.

The margin by which each fund seeks to outperform its performance benchmark thus reflects judgments by TIP's directors of the excess return that a properly diversified, actively managed fund might realistically seek to earn net of the costs that must be incurred to produce this excess return. "Excess return" as used here means the difference between a Fund's total return and the total return of its performance benchmark.

Short-Term Fund. As experienced foundation fiduciaries, members of the boards of TIP and FAI recognize that many foundations seek to control downward fluctuations in the value of assets earmarked for spending or distribution (in the form of grants) within 12 months ("current year spending"). This is generally achieved by investing them exclusively in cash equivalents, either directly or via money market funds. While such a policy comports well with the risk tolerances of some foundation fiduciaries, numerous studies of the risk/return characteristics of alternate short-term investment strategies suggest that a short-term bond fund whose average maturity ranges between the one to three months typical of regulated money market funds and the six months inherent in the Short-Term Fund's performance benchmark has the potential to augment foundation resources over time. Of course, the higher yields three- to six-month instruments typically display relative to shorter-term instruments may be insufficient to offset the larger principal losses longer-term securities produce in rising interest rate environments. However, the data below indicate that there is a high probability of earning positive total returns in a given month by investing exclusively in securities included in the Short-Term Fund's
benchmark (i.e., six-month Treasury bills).   The data show that, in the more
than 23-year period ending March 31, 1998, there were only four calendar months in which a portfolio invested exclusively in six-month Treasury bills produced a negative total return. The worst loss was 0.15% (October 1979) and the average loss (four months, equally weighted) was 0.10%. It is important to note that this period encompasses several years (e.g., 1979-81) in which short-term interest rates rose at a speed and to a level that were unprecedented.

Risks of Investing Current Year Spending Monies in the Short-Term Fund. While there is no assurance that the Short-Term Fund's average duration will be less than six months in an environment of rising short-term interest rates, the Fund's Money Managers are authorized to shorten its average duration if they expect short-term interest rates to rise and are prohibited by the Fund's investment policy from maintaining a weighted average duration exceeding six months. Consequently, in the opinion of TIP's board, it is unlikely that rising interest rates alone will


22 TIP Statement of Additional Information cause the Fund's net asset value to decline materially over one-month (or longer) holding periods, even if short-term rates rise as quickly as they did in the 1979-1981 time period. However, because the Fund will not be invested exclusively in


                                                              April 28, 2000  23

                     Supplemental Discussion of Investment
                Objectives, Policies, and Restrictions continued


instruments backed by the full faith and credit of the US government, it is possible that downgrades, defaults, and other elements of credit risk could cause the Fund's net asset value to decline by more than 0.15% in any given one-month holding period.

In the judgment of TIP's board, the potential rewards of investing monies earmarked for current year spending in a more aggressive manner than that typical of money market funds in general, and government money market funds in particular, outweigh the risks. However, the board recognizes that many foundations may remain unpersuaded by this argument, and it encourages such foundations to invest such monies not in the Short-Term Fund but rather in carefully selected, institutionally oriented money market funds with competitive expense ratios and adequate restrictions on the maturity and quality of portfolio holdings.


Fundamental Investment Restrictions. The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a majority of the fund's outstanding voting securities. Under these restrictions, which apply on a fund by fund basis, no fund may:

1. Invest more than 25% of the value of the fund's total assets in the securities of companies engaged primarily in any one industry (other than the US government, its agencies, and instrumentalities). For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction shall not apply, however, to the Short-Term Fund, which may invest more than 25% of its total assets in domestic bank obligations.

2. Acquire short positions in the securities of a single issuer (other than the US government, its agencies, and instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund's total assets.

3. Borrow money, except from a bank for temporary or emergency purposes provided that bank borrowing not exceed one-third (33/1//3%) of the fund's total assets at the time of borrowing. No fund may borrow for leveraging purposes. Reverse repurchase agreements, dollar roll transactions, and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets are not considered borrowings subject to this restriction.


4.   Issue senior securities [other than as permitted in (2) and (3)].


5.   Make loans, except:
     (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations;
     (b) by engaging in repurchase agreements with respect to portfolio securities; or
     (c) by lending securities to other persons, provided that no securities loan may be made if, as a result, more than one-third (33/1//3%) of the value of the fund's total assets would be loaned to other persons.


6.   Underwrite securities of other issuers.

7. Purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities.


24  TIP Statement of Additional Information

8. Invest directly in interests in oil, gas, or other mineral exploration or development programs or mineral leases.



                                                              April 28, 2000  25

                     Supplemental Discussion of Investment
                Objectives, Policies, and Restrictions continued


Non-Fundamental Investment Restrictions. The funds have adopted certain non-fundamental restrictions, which may be changed by the board of directors without member approval. Under these restrictions, no fund may:


1. Acquire more than 10% of the outstanding voting securities or 10% of all of the securities of any one issuer.


2. Acquire long positions in the securities of a single issuer (other than the US government, its agencies, and instrumentalities) whose value exceeds 10% of the fund's total assets.

3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase causes the value of the fund's investments in all such companies to exceed 5% of its total assets. This restriction shall not apply, however, to purchases of investment company securities, US government securities, securities of issuers that are rated investment grade by at least one nationally recognized statistical rating organization, municipal obligations, and obligations issued by any foreign governments, agencies, or instrumentalities, or any political subdivisions thereof.

4. Purchase securities of another investment company if such purchases cause the percentage of such investment company's outstanding shares owned by the TIP fund in question to exceed 3%.

5.   Invest in companies for the purpose of exercising control or management.

6. Invest more than 15% of the fund's net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).

7. Purchase puts, calls, straddles, spreads, and any combination thereof, if the value of such purchases, excluding offsetting positions and in-the-money amounts, exceeds 5% of the fund's total assets.

Percentage Limitations Applied at Time of Purchase. The above standards and restrictions are determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with the fund's investment policies and limitations.


                        Policy Implementation and Risks


Funds to Be Substantially Fully Invested. Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.

Deployment of Cash Reserves. Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which it primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund's permitted investments. In lieu of separate, direct investments in money market instruments, the fund's cash reserves may be invested in other regulated investment companies approved by TIP's board of directors. Alternatively, FAI may exercise investment discretion or select a Money Manager to exercise investment discretion over a fund's cash reserves.


26  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


Temporary Equity Exposure. At FAI's discretion, the cash reserves segment of each fund may be used to create a temporary equity exposure for the Multi-Asset and U.S. Equity Funds, a foreign equity exposure for the Multi-Asset, International Equity, and Emerging Markets Funds, or a fixed income exposure of suitable duration for the Bond and Multi-Asset Funds, as the case may be, until those balances are allocated to and invested by the Money Managers or used for fund transactions. The desired market exposure would be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits.

Portfolio Turnover. Decisions to buy and sell securities are made by the Money Managers with respect to the assets assigned to them and by FAI with respect to cash reserves not allocated to Money Managers. Each Money Manager decides to purchase or sell securities independently of other Money Managers. Generally, the Multi-Asset, International Equity, Emerging Markets, and U.S. Equity Funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held. It is expected that the annual portfolio turnover rate normally will not exceed 100%. However, due to some Money Managers' active management styles, turnover rates for the Bond and Short-Term Funds may be higher than other mutual funds investing primarily in debt securities and may exceed 100%. In the Bond and Short-Term Funds, the costs associated with turnover are expected to be lower than equity fund turnover costs.


     Primary Risks. High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

     A fund may have two or more Money Managers. As such, one Money Manager could be selling a security when another, for the same fund, is purchasing the same security. In addition, when a Money Manager's services are terminated and those of another are retained, the new Money Manager may significantly restructure the portfolio. These practices may increase the funds' portfolio turnover rates, realization of gains or losses, and brokerage commissions.

Borrowing.  Each fund may borrow money temporarily from banks when:

1. it is advantageous to do so in order to meet redemption requests,
2. a fund fails to receive transmitted funds from a member on a timely basis,
3. TIP's Custodian fails to complete delivery of securities sold, or
4. a fund needs cash to facilitate the settlement of trades made by the fund.

In addition, each fund may make securities loans or lend securities by engaging in reverse repurchase agreements and/or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money. Securities may be borrowed under repurchase agreements.


Duration Management. The Multi-Asset, Bond, and Short-Term Funds invest in debt securities of varying durations. Duration is a measure of the expected life of a debt security on a present value basis. It takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received and weights them by the present values of the cash to be received at each future point in time.

The longer the duration of a debt security, the more its price will tend to fall as interest rates in the economy generally rise and vice-versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money Managers can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivative securities.


                                                              April 28, 2000  27

                   Policy Implementation and Risks continued


     Primary Risks. There is no assurance that deliberate changes in a fund's weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a Money Manager's decision to increase the duration of its segment of the Bond Fund could reduce the Fund's return if interest rates in the economy rise following the manager's duration-lengthening trades.

Multi-Market and Multi-Currency Investing. Subject to certain limitations on foreign securities and foreign currency exposure defined in each Money Manager's guidelines, Money Managers may adjust the exposure of the funds to different countries' markets and currencies based on their perceptions of their relative valuations. In doing so, Money Managers will assess:


1. general market and economic conditions,
2. the relative yield and anticipated direction of interest rates in particular markets, and
3. the relationship among the currencies of various countries.

In their evaluations, Money Managers will use internal financial, economic, and credit analysis resources as well as information from external sources.


The ranges permit U.S. Equity Fund Money Managers to respond to circumstances in which foreign stocks are more attractively priced than US stocks by investing up to 15% of the Fund's assets in foreign stocks. They permit Money Managers of the Multi-Asset, International Equity, and Emerging Markets Funds to hedge up to 50% of the foreign currency exposure of each fund's assets. It is expected that adjustments to the country and currency exposures of each fund will be gradual and moderate, especially within the U.S. Equity, Bond, and Short-Term Funds.

     Primary Risks. There is no assurance that changes in a fund's country and currency allocations will enhance returns relative to more static allocations, or relative to allocations that resemble more closely the country and currency allocations inherent in a fund's performance benchmark.


Foreign Currency Exposure. TIP's directors have studied carefully the impact of exchange rate changes on the US dollar value of foreign securities portfolios and have concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while it is likely that a sudden 10% decline in the Japanese yen's value in US dollar terms will produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms typically will cause global investors to mark upwards such firms' relative price/earnings or price/book value multiples, albeit with a lag.

Exchange rate movements can produce large losses over short- and even medium-term time horizons, but TIP's directors strongly discourage foundations from investing in foreign securities in pursuit of short-term gains, and they believe that exchange rate movements are essentially neutral over the longer-term time horizons which most global investors properly employ. The logic of this position can be assessed by considering the implications of the opposite belief: that investors can earn an economic return over the very long term merely by holding certain currencies (i.e., continually rolling over long positions in a given currency or basket of currencies in the spot or futures markets). While there have undeniably been short-term periods when currency exposure per se produced positive real returns (e.g., holding Japanese yen during the five years ending December 1993), global trade and capital flows make it very difficult for the imbalance created by massive changes (up or down) in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries' competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.


28  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


Foreign Currency Hedging. Each of the funds may enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described below. TIP's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).


Forward Contracts. A forward exchange contract is the purchase or sale of foreign currency at an exchange rate established now but with payment and delivery at a specified future time. It insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

Funds may use forward contracts to insulate existing security positions ("position hedges") or proposed transactions ("transaction hedges"). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.


     Primary Risks. The success of currency hedging depends on the Money Manager's ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.


     Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.


     The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither FAI nor the Money Managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund's portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio's foreign currency exposure may not be precise. Moreover, if the forward contract is an over-the-counter transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. If, on the other hand, a fund enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.


                                                              April 28, 2000  29

                   Policy Implementation and Risks continued


Other Hedging Strategies and Tactics. A fund may employ other hedging strategies, such as interest rate, currency and index swaps, and the purchase or sale of related caps, floors, and collars. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the referenced indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Each fund may enter into these transactions primarily:

1. to preserve a return or spread on a particular investment or portion of its portfolio,
2. to protect against currency fluctuations,
3. as a duration management technique, or
4. to protect against any increase in the price of securities the fund anticipates purchasing at a later date.

The funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. With respect to swaps, a fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the fund's net obligation, if any.

Long/Short Strategies. In the opinion of TIP's and FAI's directors, the US stock market is highly efficient in terms of valuation and is becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets, and regulatory changes. In short, with so many powerful computers and skilled professionals attempting to exploit valuation anomalies among US stocks, it is becoming increasingly difficult to outperform market averages. This is one reason why the U.S. Equity Fund employs so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks which the Money Manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks which the Money Manager perceives as overvalued. Because the long and short subportfolios offset or neutralize each other, long/short strategies are sometimes referred to as "market neutral" strategies.


Long versus Short Positions. The rationale for using long/short strategies is simply stated: if you believe that skilled active managers can identify stocks that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify stocks that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, "short" sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. Indeed, one of the chief reasons why it is becoming increasingly difficult to outperform the US stock market is that long/short strategies, while still unconventional, are becoming increasingly popular among the large institutions that dominate the US stock market. Outperforming broad market averages without using long/short strategies remains possible, of course, but in the opinion of TIP's directors the advantages of allocating a defined portion (zero to 30%) of the U.S. Equity Fund to such strategies outweigh the risks (discussed immediately below).


30  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


     Primary Risks.   Risks of investing in short strategies are markedly
     different from those associated with long positions. Given the restrictions to which managers employing long/short strategies are subject, however, U.S. Equity Fund members are not exposed to the risk of losing all their invested capital as a result of a stratospheric increase in the value of a single security (or indeed the stock market generally). Like the other institutions employing long/short strategies with which TIP and FAI directors are associated, TIP employs several safeguards to control the risks of such strategies:

     1. Any long/short portfolios held by the fund must comprise an approximately equivalent dollar amount of long and short positions in a diversified list of issues and must be overlaid with long positions in stock index futures contracts, thus limiting potential losses on the short positions caused by a rise in stock prices.
     2. The dollar size of a short position in a single stock may not represent more than 2% of a fund's net assets.

Securities Lending. Through its custodial bank and subject to strict guidelines summarized below, TIP may actively lend the securities held in all of its funds. The incremental income from such lending activities varies from fund to fund, with US securities typically commanding much narrower lending "spreads" (according to Kohlberg and Associates, average lending income might approximate 0.02% to 0.05% per annum) than foreign securities (0.15% to 0.75% per annum). These differences stem primarily from the far greater availability of lendable US securities in relation to borrowing demand than exists in non-US markets.

Each fund is authorized to lend securities from its investment portfolios, with a value not exceeding 331/3% of its total assets (including collateral received in connection with any loans) provided, however, that it receives collateral in cash, US government securities, or irrevocable bank stand-by letters of credit maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans may be terminated at any time by TIP, and the relevant fund will then receive the loaned securities within five days. During the loan period, the fund receives the income on the loaned securities and a loan fee and may thereby increase its total return. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities as long as such fees are set forth in a written contract and approved by the investment company's board of directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting a security on loan, the loan must be called and the securities voted.

Dollar Roll Transactions. Dollar roll transactions consist of the sale to a counterparty (a bank or broker-dealer) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty GNMA certificates or other mortgage-backed securities at a future date at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes and, accordingly, will segregate cash, US government securities, or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it foregoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund's entry into the dollar roll.



                                                              April 28, 2000  31
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                   Policy Implementation and Risks continued


     Primary Risks. Dollar rolls involve potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements. In a repurchase agreement, a fund buys securities from a counterparty (e.g., a bank or securities firm) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase. The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest.

In a reverse repurchase agreement, a fund sells US government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. TIP will maintain for each fund a segregated custodial account containing cash, US government securities, or other appropriate assets having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. FAI and the Money Managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development ("OECD"). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risks.

          Primary Risks. If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. If the counterparty becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the fund and are therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities. While TIP's management acknowledges these risks, it is expected that they can be mitigated through stringent security selection criteria and careful monitoring procedures.


Types of Investments

Equity Securities. Equities are ownership interests possessed by shareholders in a corporation, commonly referred to as "stocks."

     General Risks of Equity Securities. Common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

32  TIP Statement of Additional Information
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                   Policy Implementation and Risks continued

Warrants. Warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term.

     Primary Risks. Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.


As long as it remains a policy of the State of Texas, a fund's investment in warrants, taken at the lower of cost or market value, may not exceed 5% of the fund's net assets. Not more than 2% of a fund's net assets may be invested in warrants not listed on the New York or American Stock Exchanges.


Foreign Equities. Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as ADRs and EDRs. ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities.

Foreign financial markets generally have substantially less volume than US markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions making it difficult to conclude such transactions.


Under certain adverse conditions, each fund may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

     Primary Risks of Foreign Equities Generally. Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of United States entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

     Risks Associated with Currency Exchange Rate Changes. Changes in foreign currency exchange rates may affect the value of a fund's investments. While a fund may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and a fund may suffer losses as a result of such hedging.

Emerging Markets Equities. The funds define emerging markets as those countries having an "emerging stock market" as defined by Morgan Stanley Capital International, low- to middle-income economies according to the World Bank, or those listed in World Bank publications as developing. Under this definition, the funds consider emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.



                                                              April 28, 2000  33
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                   Policy Implementation and Risks continued

     Primary Risks of Emerging Markets Equities. In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

     1. have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
     2. place restrictions on foreign ownership or prohibitions on repatriation of assets, or
     3. provide relatively less protection of property rights.

     In addition, their economies:

     1.  may be based predominantly on one or a few industries,
     2. may be highly vulnerable to changes in local or global trade conditions, and
     3.  may suffer from extreme and volatile debt burdens or inflation rates.

     Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.


Debt Securities. The characteristics and primary risks of the debt securities in which the funds typically invest are described below.


     Primary Risks of Debt Securities Generally. Debt securities entail interest rate, prepayment, credit, and event risks.

     Interest Rate Risk. Interest rate risk is the risk of fluctuations in bond prices due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. For a given change in interest rates, longer maturity bonds fluctuate more in price than shorter maturity bonds. To compensate investors for these larger fluctuations, longer maturity bonds usually offer higher yields than shorter maturity bonds, other factors (including credit quality) being equal.


     Because the Bond fund's benchmark is the Lehman Aggregate Bond Index -- an index with an intermediate-term average weighted maturity -- the fund is subject to a moderate to high level of interest rate risk, as is that portion of the Multi-Asset fund normally invested in bonds.

     Prepayment Risk. Prepayment risk is the possibility that, during periods of declining interest rates, higher-yielding securities with optional prepayment rights will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other bonds when interest rates fall.

     Credit Risk. Credit risk is the risk that an issuer of securities will be unable to make payments of interest or principal. The credit risk assumed by a fund is a function of the credit quality of its underlying securities.

     Event Risk. Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm's existing debt securities may decline significantly. While event risk may be high for certain securities held by the funds, event risk for each fund in the aggregate is low because of the number of issues held by each fund.


34  TIP Statement of Additional Information
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                   Policy Implementation and Risks continued


Bank Obligations. Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.


1. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
2. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.
3. Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.
4. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of United States banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks generally are not subject to examination by any United States government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.


Corporate Debt Securities. Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. The funds will invest only in those securities that are rated at least "BBB" by S&P or "Baa" by Moody's or determined by FAI or the Money Managers to be of similar creditworthiness. Bonds rated in these categories are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities, and Similar Securities. Each fund may purchase notes whose principal amount and/or interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument's issuance date to its maturity date. A fund may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. Each fund may also purchase principal exchange rate-linked securities and performance-indexed commercial paper. Each fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

Other Foreign Currency Exchange-Related Securities. Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound sterling-denominated obligation issued by a United States corporation.



                                                              April 28, 2000  35
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                   Policy Implementation and Risks continued


     Primary Risks. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund's decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund's minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to FAI's or the Money Manager's analysis of interest rates, issuer risk, and other factors.


Foreign Government and International and Supranational Agency Debt Securities. Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include the International Bank for Reconstruction and Development ("World Bank"), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development, and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.


Loan Participations. A loan participation is an interest in a loan to a US corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest. Any participation purchased by a fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

     Primary Risks.   Because the bank issuing a loan participation does not
     guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays, expenses, and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the board of directors determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the board of directors.

Lower-Rated Debt Securities. Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of the Short-Term Fund and not more than 10% of the other funds may be invested in securities that are rated below investment grade. Money Managers of these funds will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. "Investment grade" means a rating of:


1. for securities, "BBB" or better by S&P or "Baa" or better by Moody's,
2. for bank obligations, "B" or better by Thomson Bankwatch,
3. for commercial paper, "A-1" or better by S&P or "Prime-1" or better by Moody's, and
4. for foreign bank obligations, similar ratings by IBCA Ltd.


36  TIP Statement of Additional Information
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                   Policy Implementation and Risks continued

See Appendix B for a description of security ratings.

     Primary Risks. In addition to the risk of default, the market values of lower-rated debt securities tend to reflect individual corporate developments (or, in the case of lower-rated securities of foreign governments, governmental developments) to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates, and lower-rated securities tend to be more sensitive to general economic conditions than are higher-rated securities.

Mortgage-Backed Debt Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities (the "Underlying Assets"). The two most common forms are:

1. mortgage pass-throughs, which represent ownership interests in the Underlying Assets. Principal repayments and interest on the underlying mortgage loans are distributed monthly to holders.
2. collateralized mortgage obligations (CMO's), which represent debt obligations secured by the Underlying Assets.

Principal repayments and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay interest and principal.

Certain mortgaged-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Underlying Assets may cause the security to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.


Mortgage-backed securities are typically backed by a pool of Underlying Assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on Underlying Assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the Underlying Assets. Liquidity protection refers to the provision of advances, usually by the entity administering the Underlying Assets, to ensure that the receipt of payments on the Underlying Assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies, and quality standards, consider whether such investments are appropriate.



                                                              April 28, 2000  37
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                   Policy Implementation and Risks continued


The duration of a mortgage-backed security, for purposes of a fund's average duration restrictions, is computed based upon the expected average life of that security.


     Primary Risks. Prepayments on asset-backed debt securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, the obligors of the Underlying Assets may default on their payments, creating delays or loss of principal.

     Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most important, these securities do not have the benefit of a security interest in Underlying Assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.


     Some forms of asset-backed securities are relatively new forms of investments. Although each fund will only invest in asset-backed securities believed to be liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.


Municipal Debt Securities. Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. Municipal bonds, which may be issued to raise money for various public purposes, include general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of bonds. Revenue bonds are backed by the revenues of a project or facility such as the tolls from a toll bridge. "Private activity" bonds, including industrial development revenue bonds, are a specific type of revenue bond backed by the credit and security of a private user. Revenue bonds are typically considered to have more potential risk than general obligation bonds.


Municipal obligations can have floating, variable, or fixed rates. Floating and variable rate obligations generally entail less interest rate risk than fixed rate obligations. Variable and floating rate obligations usually carry rights that permit a fund to sell them at par value plus accrued interest upon short notice. The issuers or financial intermediaries providing rights to sell may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit and letters of credit, which will ordinarily be irrevocable, both of which are issued by domestic banks or foreign banks which have a branch, agency, or subsidiary in the United States. When considering whether an obligation meets a fund's quality standards, FAI and the Money Managers will look at the creditworthiness of the party providing the right to sell as well as the quality of the obligation itself.

The interest on private activity bonds is an item of tax preference for purposes of the federal alternative minimum tax. Fund distributions which are derived from interest on municipal securities are taxable to members in the same manner as distributions derived from interest on taxable debt securities.



38  TIP Statement of Additional Information
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                   Policy Implementation and Risks continued

Securities Denominated in Multi-National Currency Units or More than One Currency. An illustration of a multi-national currency unit is the Euro, whose value is based on a "basket" consisting of specified amounts of European currencies. The specific amounts of currencies comprising the Euro may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. FAI and the Money Managers do not believe that such adjustments will adversely affect holders of Euro-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue Euro-denominated obligations.

US Treasury and US Government Agency Securities. US government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US government securities include securities issued by instrumentalities of the US government, such as the Government National Mortgage Association ("GNMA"), which are also backed by the full faith and credit of the United States. US government Agency Securities are instruments issued by instrumentalities established or sponsored by the US government, such as the Student Loan Marketing Association ("SLMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). While these securities are issued, in general, under the authority of an Act of Congress, the US government is not obligated to provide financial support to the issuing instrumentalities.


Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody's or S&P.


Zero Coupon Securities and Custodial Receipts. In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once "stripped" or separated, the principal and coupons are sold separately. The principal, or "corpus," is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificate of Accrual on Treasuries" ("CATS"). The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for Federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.

Recently, the US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"). Under the STRIPS program, a purchaser's beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.


                                                              April 28, 2000  39

                   Policy Implementation and Risks continued

Derivative Securities


Futures Contracts. Each fund may enter into contracts for the purchase or sale for future delivery (a "futures contract") of fixed income securities or foreign currencies or based on financial indices including any index of common stocks, US government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar.


US futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a Money Manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation.
If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the Money Manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio.


Although futures contracts by their terms call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on US exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract.
Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. It is also possible that initial margin requirements may be increased in the future by regulators. An outstanding futures contract is valued daily and the payment in cash of "variation margin" will be required, a process known as "marking to the market." Each day the fund will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.


     Primary Risks. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors' obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.


40  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


     If predictions about the general direction of securities market movements, foreign exchange rates, or interest rates are incorrect, a fund's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

     A fund's ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to effect a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close out, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.


     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days.


     Risks of Foreign Currency Futures Contracts. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery which are assessed in the country of the underlying currency.

Options on Futures Contracts. The purchase of a put or call on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option's price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund's portfolio holdings.



                                                              April 28, 2000  41

                   Policy Implementation and Risks continued


Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. CFTC regulations applicable to the funds require that all of a fund's positions in futures and options on futures constitute bona fide hedging transactions, except that a transaction need not constitute a bona fide hedging transaction and may be entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the fund's existing futures positions and premiums paid for related options does not exceed 5% of the value of the fund's total assets.

     Primary Risks. The amount of risk a fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to correlation risk, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     Options on foreign currency futures contracts may involve additional liquidity risk. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. Therefore, a fund will not purchase or write options on foreign currency futures contracts unless and until, in FAI's or the Money Manager's opinion, the market for such options has developed sufficiently that the risks of such options are not greater than the risks of the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options on Foreign Currencies. Each fund may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the US dollar-equivalent value of its portfolio securities or payments due thereon or a rise in the US dollar-equivalent cost of securities that it intends to purchase. A foreign currency put option grants the holder the right, but not the obligation, to sell at a future date a specified amount of a foreign currency at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Instead of purchasing a put option when it anticipates a decline in the dollar value of foreign securities due to adverse fluctuations in exchange rates, a fund could write a call option on the relevant currency. If the expected decline occurs, it is likely that the option will not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of foreign securities to be acquired, a fund could write a put option on the relevant currency. If exchange rates move as expected, the put will expire unexercised, and the fund will have hedged such increased costs up to the amount of the premium.



42  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


     Primary Risks. As in the case of other types of options, the benefit to a fund from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

     The writing of a foreign currency option constitutes only a partial hedge up to the amount of the premium and only if exchange rates move in the expected direction. If this movement does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, a fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Securities. The funds may purchase and sell both exchange-traded and OTC options. Currently, although many options on equity securities and currencies are exchange-traded, options on debt securities are primarily traded in the over-the-counter market.

Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed. This clearing organization, in effect, guarantees every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty with no clearing organization guarantee. Thus, when the fund purchases OTC options, it relies on the dealer from which it purchased the OTC option to make or take delivery of the securities underlying the option.

The writer of an exchange-traded option that wishes to terminate its obligation may do so by a "closing purchase transaction," i.e., buying an option of the same series as the option previously written. Options of the same series are options on the same underlying security or currency with the same expiration date and exercise price. Likewise, the holder of an option may liquidate a position by a "closing sale transaction," i.e., selling an option of the same series as the option previously purchased. In general, an OTC option may be closed out prior to expiration only by entering into an offsetting transaction with the same dealer.

A fund's transactions in options on securities and securities indices are governed by the rules and regulations of the respective exchanges, boards of trade, or other trading facilities on which the options are traded.

The funds will write only "covered" options. An option is covered if the fund owns an offsetting position in the underlying security or maintains cash, US government securities, or other liquid high-grade debt obligations with a value sufficient at all times to cover its obligations.

     Primary Risks. The value of an option reflects, among other things, the current market price of the underlying currency or security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying currency or security, and interest rates. Successful use of options depends in part on the ability of FAI or the Money Manager to forecast future market conditions. Options purchased by a fund that expire unexercised have no value, and therefore a loss will be realized in the amount of the premium paid plus related transaction costs.


     The writer of a call option is obligated, upon its exercise, to sell the underlying securities or currency to the purchaser at the exercise price, thus losing the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. The writer of a put option is obligated, upon its exercise, to purchase the underlying securities or currency underlying the option at the exercise price. A writer might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. Any losses are partially offset by the premium, which the writer retains regardless of whether the option is exercised.

                                                              April 28, 2000  43

                   Policy Implementation and Risks continued


     A fund's activities in the options markets may result in higher portfolio turnover rates and additional brokerage costs. However, commissions and transaction costs of such hedging activities may be less than those associated with purchases and sales of the underlying securities or foreign currencies.

     Risks of Exchange-Traded Options. A closing purchase or a closing sale transaction on an exchange-traded option can be made only where a secondary market exists for an option of the same series. For a number of reasons, a secondary market may not exist for options held by a fund, or trading in such options might be limited or halted by the exchange, thus making it impossible to effect closing transactions in particular options the fund owns. As a result, the fund would have to exercise the options in order to realize any profit. If the fund is unable to effect a closing purchase transaction in a secondary market in an option which the fund has written, it will not be able to sell the underlying security or currency until the option expires or deliver the underlying security or currency upon exercise or otherwise cover its position.

     Risks of OTC Options. Exchange-traded options generally have a continuous liquid market, whereas OTC options may not have one. A fund usually will be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the fund writes an OTC option, it generally will be able to close it out prior to expiration only by entering into a closing purchase transaction with the same dealer. Although a fund will enter into OTC options only with dealers who agree to enter into and who are expected to be capable of entering into closing transactions with the fund, there can be no assurance that the fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the fund is able to effect a closing purchase transaction in a covered OTC call option the fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. The inability to enter into a closing purchase transaction may result in material losses to the fund, for example, by limiting its ability to sell the underlying security while the option is outstanding. This may impair the fund's ability to sell a portfolio security at a time when such a sale might be advantageous. In addition, if the counterparty becomes insolvent, the fund may be unable to liquidate an OTC option. Failure by the dealer to take delivery of the underlying securities would result in the loss of the premium paid by the fund as well as the loss of the expected benefit of the transaction. The funds will only purchase options from dealers determined to be creditworthy.


     Risks of Foreign Currency Options. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the US options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets which cannot be reflected in the options market until they reopen. Foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options. Investors may be at a disadvantage by having to deal in an odd lot market (usually consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.


Interest Rate and Currency Swaps. An interest rate swap is an agreement to exchange the interest generated by a fixed income instrument held by a fund for the interest generated by a fixed income instrument held by a counterparty, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of respective rights to make or receive payments in specified currencies. The value of the positions underlying such transactions may not represent more than 15% of a fund's assets. The fund will maintain a segregated account in the amount of the accrued excess, if any, of its obligations over its entitlements with respect to each swap.



44  TIP Statement of Additional Information

                   Policy Implementation and Risks continued

     Primary Risks. Swaps are available only from a limited number of counterparties and involve counterparty credit risk.


When-Issued and Forward Commitment Securities. Each fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after the trade date. No income accrues prior to delivery. At the time a fund enters into such a transaction, it must establish a segregated account consisting of acceptable assets equal to the value of the when-issued or forward commitment securities. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.


Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.


     Primary Risks. The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.

Synthetic Securities. The Bond and Short-Term Funds may create synthetic securities by combining investments in securities denominated in a given currency with forward contracts in order to achieve desired credit and currency exposures. To construct a synthetic security, a fund enters into a forward contract for the purchase of a given currency (the "Purchase Currency") at a future date against payment in another currency (the "Sale Currency"). Simultaneously, the fund purchases a security denominated in the Sale Currency with a maturity date and amount payable at maturity that coincides with the delivery date and amount of the forward contract. The overall effect of these transactions is similar to the purchase of a security denominated in the Purchase Currency. The forward contract may increase or decrease the return on the investment in the security depending on exchange rate movements between the purchase and maturity dates.


     Primary Risks. The primary risks associated with synthetic securities arise from:

     1. the fluctuation of the exchange rates between the Purchase and Sale Currencies between purchase and maturity dates,
     2. the matching of the principal and interest from the security with the related forward contract, and
     3. the credit risks associated with the issuer of the security and the forward contract counterparties.


     In addition, to the extent a synthetic security is unwound prior to the maturity of the security, the fund is exposed to market risk with respect to the value of the security and currency risk with respect to the forward contract.


Other Instruments

Convertible Securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

     Primary Risks. A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer's non-convertible senior debt securities to which they are usually subordinated.


                                                              April 28, 2000  45

                   Policy Implementation and Risks continued


Illiquid and Restricted Securities. Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1. over-the-counter options,
2. repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days,
3. loan participations,
4. securities without readily available market quotations, including interests in private commingled investment vehicles in which a fund might invest, and
5. certain restricted securities.

     Primary Risks. Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce large losses.

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each fund's investment policy states that typically it will not purchase or sell OTC options if, as a result of such transaction, the sum of:

1. the market value of OTC options currently outstanding held by the fund,
2. the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and
3. margin deposits on the fund's existing OTC options on futures contracts exceed 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are illiquid or are not otherwise readily marketable.

This policy as to OTC options is not a fundamental policy of the funds and may be amended by the directors of TIP without the approval of TIP's or a fund's members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Securities Denominated in Multi-National Currency Units or More than One Currency. Each fund may invest in securities denominated in a multi-national currency unit, such as the Euro, which is a "basket" consisting of specified amounts of the currencies of certain member states of the European Union. Each fund may also invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation.

Commingled Investment Vehicles. The funds may, subject to limitations, invest a portion of their assets in securities issued by other commingled investment vehicles whose expected returns are, in the judgment of FAI's directors, superior to those of Money Managers that the funds might employ directly.

  Other Registered Investment Companies. A fund may invest in the shares of another registered investment company. The funds will make such purchases in the open market and only when no commission or profit beyond the customary broker's commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company's expenses, including its advisory and administration fees. The funds will not purchase shares of open-end companies without having any duplicative management fees waived.



46  TIP Statement of Additional Information

                   Policy Implementation and Risks continued


  Closed-End Investment Companies. Investments in closed end funds may involve the payment of premiums above the net asset value of the issuers' portfolio securities. These are subject to limitations under the 1940 Act and are constrained by market availability (e.g., these investment companies are often "closed end" companies that do not offer to redeem their shares directly).
  The funds do not intend to invest in such investment companies unless, in the judgment of FAI's directors, the potential benefits of such investments justify the payment of any applicable premium or sales charge. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

  Private Investment Funds. FAI may invest a portion of a fund's assets in securities issued by private investment funds. For example, FAI might elect to invest a portion of a fund's assets in an investment partnership whose manager FAI believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on a fund's behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other commingled investment vehicle. As an investor in such a fund, a fund would bear its ratable share of expenses and would be subject to its share of the management and performance fees charged by such entity. Investment by a fund in the securities of a private investment company is not subject to the 3% limitation imposed on shares held by a fund in other registered investment companies but is subject to the 15% limitation on illiquid securities.


                               Fund Transactions


The debt securities in which TIP invests are traded primarily in the over-the-counter market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. In the markets in which a fund buys and sells its assets and depending upon the size of the transactions it executes, the spread between a security's bid and ask price is typically below /1//32 of 1% of the value of the transaction, and often is much less. The spread is not included in the expenses of a fund and therefore is not subject to the expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if FAI or the Money Managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund's total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, the funds' operating expense ratios can be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions is usually made by a Money Manager. In executing portfolio transactions and selecting brokers or dealers, the principal objective is to seek the best overall terms available to the fund, subject to specific directions from TIP or FAI. Securities ordinarily are purchased in their primary markets, and a Money Manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:


1. the breadth of the market in the security,
2. the price of the security,
3. the financial condition and execution capability of the broker or dealer, and
4. the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).


                                                              April 28, 2000  47

                          Fund Transactions continued


In addition, when selecting brokers or dealers and seeking the best overall terms available, FAI and the Money Managers are authorized to consider the "brokerage and research services" (as defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the funds, FAI, or to the Money Manager. FAI and the Money Managers are authorized to cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TIP, FAI, or the Money Manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which FAI or the Money Manager exercises investment discretion.

The funds paid brokerage commissions as follows:


                                                       1/1/99-12/31/99        1/1/98-12/31/98         1/1/97-12/31/97
---------------------------------------------------------------------------------------------------------------------
TIFF Multi-Asset Fund                                 $        629,767       $        871,810        $      1,062,969
---------------------------------------------------------------------------------------------------------------------
TIFF International Equity Fund                        $        760,841       $        364,681        $        351,419
---------------------------------------------------------------------------------------------------------------------
TIFF Emerging Markets Fund                            $        273,708       $        268,489        $        376,009
---------------------------------------------------------------------------------------------------------------------
TIFF U.S. Equity Fund                                 $        615,968       $        678,711        $        355,548
---------------------------------------------------------------------------------------------------------------------
TIFF Short-Term Fund                                  $          3,254                      -                       -
---------------------------------------------------------------------------------------------------------------------
TIFF Bond Fund                                        $         19,142                      -                       -
---------------------------------------------------------------------------------------------------------------------



                               Tax Considerations

The following summary of tax consequences does not purport to be complete. It is based on US federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.


Qualification as a Regulated Investment Company. Each fund intends to qualify annually and elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a fund must, among other things:


1. derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived from its business of investing in securities or foreign currencies (the "Qualifying Income Requirement");


2. diversify its holdings so that, at the end of each quarter of the fund's taxable year:
  (a) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), US government securities, securities of other RICs, and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and
  (b) not more than 25% of the value of the fund's total assets is invested in the securities of any one issuer (other than US government securities or the securities of other RICs); and



48  TIP Statement of Additional Information

                          Tax Considerations continued

3. distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any.

The US Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures, and forward contracts on foreign currency) not directly related to a RIC's principal business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.


If, for any taxable year, a fund does not qualify as a RIC, all of its taxable income will be taxed to the fund at corporate rates. For each taxable year that the fund qualifies as a RIC, it generally will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) it distributes to its members. In addition, to avoid a non-deductible 4% federal excise tax, the fund must distribute during each calendar year at least 98% of its ordinary income (not taking into account any capital gains or losses), determined on a calendar year basis, at least 98% of its capital gains in excess of capital losses, determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. Each fund intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the fund unless a member requests such distributions to be paid in cash. Each fund will monitor its compliance with all of the rules set forth in the preceding paragraph.

Tax Treatment of Distributions. Dividends paid out of the fund's investment company taxable income will be taxable to the fund's members as ordinary income. If a portion of a fund's income consists of dividends paid by US corporations, a portion of the dividends paid by the fund may be eligible for the corporate dividends-received deduction (assuming that the deduction is otherwise allowable
in computing a member's federal income tax liability).   Distributions of any
net capital gains designated by the fund as capital gain dividends will be taxable to the members as long-term capital gains, regardless of how long they have held their fund shares, and are not eligible for the corporate dividends-received deduction. Members receiving distributions in the form of additional shares, rather than cash, will have a cash basis in each such share equal to the net asset value of a share of the fund on the reinvestment date. A distribution of an amount in excess of a fund's current and accumulated earnings and profits will be treated by a member as a return of capital which is applied against and reduces the member's basis in its fund shares. To the extent that the amount of any such distribution exceeds the member's basis in its fund shares, the excess will be treated as gain from a sale or exchange of the shares. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a fund in October, November, or December with a record date in such a month and paid by the fund during January of the following calendar year.
Such distributions will be taxable to members in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each fund will inform members of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Tax Treatment of Share Sales. Upon the sale or other disposition of shares of a fund or upon receipt of a distribution in complete liquidation of a fund, a member usually will realize a capital gain or loss which will be long term or short term, depending upon the member's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the member on a disposition of fund shares held by the member for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the member with respect to such shares.



                                                              April 28, 2000  49

                          Tax Considerations continued


Tax Treatment of Zero Coupon Securities. Investments by a fund in zero coupon securities will result in income to the fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held. This is the case even though the fund receives no cash interest payments. This income is included in determining the amount of income which the fund must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax.


Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234.


Option Sales. The premium received by a fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is a short-term capital gain to the fund. If the fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is a short-term capital gain or loss. If a call option written by a fund is exercised, thereby requiring the fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss and will be long term or short term depending upon the holding period of the security.

Option Purchases. With respect to a put or call option purchased by a fund, if the option is sold, any resulting gain or loss will be a capital gain or loss and will be long term or short term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long term or short term, depending upon the holding period of the option. If the option is exercised, the premium, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which a fund may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are usually treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the fund's actual holding period for the contract. Also, a section 1256 contract held by a fund at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gains or losses (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

A fund's hedging transactions may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the fund. In addition, losses realized by a fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the tax year in which such losses are realized. Further, a fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations pertaining to the straddle rules have been implemented, the tax consequences to the funds for engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the funds which is taxed as ordinary income when distributed to members.

A fund may make one or more of the elections available under the Code that are applicable to straddles. If a fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under some of the elections may accelerate the recognition of gains or losses from the affected straddle positions. As a result, the amount of fund income distributed to members and taxed to them as ordinary income or long-term capital gains may be greater or lesser as compared to the amount distributed by a fund that did not engage in such hedging transactions.



50  TIP Statement of Additional Information

                          Tax Considerations continued


Tax Treatment of Short Sales. A fund will not realize gain or loss on the short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the fund held the security used to close the short sale.

Constructive Sales. Under certain circumstances, a fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year if certain conditions are met.

Tax Treatment of Partnership Investments. The current position of the Internal Revenue Service generally is to treat a RIC, i.e., each fund, as owning its proportionate share of the income and assets of any partnership in which it is a partner in applying the Qualifying Income Requirement and the asset diversification requirements set forth above for RICs. These requirements may limit the extent to which the funds may invest in partnerships, especially in the case of partnerships which do not primarily invest in a diversified portfolio of stocks and securities.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates which occur between the time a fund accrues receivables or payables denominated in a foreign currency and the time the fund actually collects such receivables or pays such payables typically are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. If a fund invests in stock of certain foreign investment companies, the fund may be subject to US federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the fund's holding period for the stock. The distribution or gain so allocated to any tax year of the fund, other than the tax year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the tax year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its members.

In lieu of being taxable in the manner described above, each fund may be able to make an election to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the fund's investment company taxable income and net capital gain which, to the extent distributed by the fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the fund. In order to make this election, a fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a fund may be able to elect to mark to market the fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.



                                                              April 28, 2000  51

                          Tax Considerations continued


Foreign Withholding Taxes. Fund income received from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a fund's total assets at the close of its tax year consists of securities of foreign corporations, the fund will be eligible and may elect to "pass through" to the fund's members the amount of foreign taxes paid by the fund. Pursuant to this election, a member will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the fund and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its US federal income tax liability, subject to limitations. Each member will be notified within 60 days after the close of the fund's tax year whether the foreign taxes paid by the fund will "pass through" for that year. With the possible exceptions of the Multi-Asset, International Equity, and Emerging Markets Funds, it is not anticipated that the funds will be eligible to make this "pass-through" election. If a fund is not eligible to make the election to "pass through" to its members its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income, and distributions by the fund will be treated as US source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the member's US tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the fund's income flows through to its members. With respect to the funds, gains from the sale of securities will be treated as derived from US sources, and certain currency fluctuation gains (including fluctuation gains from foreign currency-denominated debt securities, receivables, and payables) will be treated as ordinary income derived from US sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the funds. members who are not liable for federal income taxes other than the excise tax applicable to the net investment income of private foundations will not be affected by any such "pass through" of foreign tax credits.

Debt-Financed Shares. If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as "debt-financed property" under the Code. In such event, part of all of any income or gain derived from the member's investment in those shares could constitute "unrelated business taxable income." Unrelated business taxable income in excess of $1000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

Backup Withholding. A fund may be required to withhold US federal income tax at the rate of 31% of all amounts distributed or deemed to be distributed as a result of the automatic reinvestment by the fund of its income and gains in additional shares of the fund, and all redemption payments made to members who:

1. fail to provide the fund with their correct taxpayer identification numbers,
2. fail to make required certifications, or
3. who have been notified by the Internal Revenue Service that they are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld will be credited against a member's US federal income tax liability. Corporate members and certain other members (including organizations exempt from federal income taxation under Code section 501(a)) are exempt from such backup withholding.

Other Tax Considerations. A fund may be subject to state, local, or foreign taxes in any jurisdiction in which the fund may be deemed to be doing business. In addition, members of a fund may be subject to state, local, or foreign taxes on distributions from the fund. In many states, fund distributions which are derived from interest on certain US government obligations may be exempt from taxation. Members should consult their own tax advisors concerning the particular tax consequences to them of an investment in the funds.



52  TIP Statement of Additional Information

                               Member Information


Member Account Records. Investors Bank & Trust Company ("IBT"), TIP's Transfer Agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are mailed to each member. Members also receive via mail monthly account statements, which reflect shares purchased as a result of a reinvestment of fund distributions.

Requests That Must Be in Writing. IBT will require that a member provide requests in writing accompanied by a valid signature guarantee when changing certain information in an account, including wiring instructions. TIP, FAI, Investors Capital, and IBT will not be responsible for confirming the validity of written or telephonic requests.

Initial Investment. Foundations seeking to invest through TIP are asked to complete an Account Application. The completed Application is submitted to FAI for review (so that FAI may verify the foundation's eligibility for membership). FAI will contact the foundation immediately if there is a question about eligibility, if the application is incomplete, or if for any other reason the account cannot be established by the initial investment date specified by the foundation on the application. Funds should be wired by the foundation and received by IBT on the specified initial investment date. Detailed wiring instructions are provided on the Account Application.

Subsequent Investments. In many cases, foundations may make additional purchases in existing accounts or increase the number of funds in which they invest by contacting FAI by phone. To ensure that the transaction can occur on the date preferred by the foundation, FAI should be provided with as much advance notice as possible. Under certain circumstances, FAI may ask a member foundation to verify or supplement the information in the Account Application that is on file.

Member Voting Rights and Procedures. Each member has one vote in director elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory and manager agreements with FAI and the Money Managers, respectively, and the submission of changes of fundamental investment policies of a fund, will require the affirmative vote of a majority of the members of such fund. The election of TIP's board of directors and the approval of TIP's independent public accountants are voted upon by members on a TIP-wide basis. TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP's or a fund's operation and for the election of directors under certain circumstances. Members may remove directors at a special meeting. A special meeting of TIP shall be called by the directors upon written request of members owning at least 10% of TIP's outstanding shares.


                        Calculation of Performance Data


Yield. A fund's yield quotation is based on all investment income (including dividends and interest) per share during a particular 30-day (or one month) period less expenses accrued during the period ("net investment income"). It is computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula prescribed by the SEC:

YIELD  =  2 x { [ ((a - b) / (c x d)) + 1]/6/ - 1

Where:    a   =   dividends and interest earned during the period;
          b   =   expenses accrued for the period (net of reimbursements);
          c   =   the average daily number of shares of a fund outstanding
                  during the period that were entitled to receive dividends; and
          d   =   the maximum offering price per share on the last day of the period.



                                                              April 28, 2000  53

                   Calculation of Performance Data continued


The funds' yields, as defined above, for the 30-day period ended December 31, 1999, were as follows:

          U.S Equity Fund          0.8%
          Bond Fund                5.8%
          Short-Term Fund          5.6%

Total Return. Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical investment in a fund over periods of 1, 5, and 10 years, or the life of the fund, calculated pursuant to the following formula as prescribed by the SEC:



P(1 + T)/n/ = ERV

Where:   P           =           a hypothetical initial payment of $1,000;
         T           =           the average annual total return;
         n           =           the number of years; and
         ERV         =           the ending redeemable value of a hypothetical
                                 $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.


The funds' total returns, as defined above, as of December 31, 1999, are as follows:


                               12 Months        12 Months       12 Months       Annualized
                                 Ended            Ended           Ended           since       Inception
                                12/31/99         12/31/98        12/31/97       Inception       Date
Multi-Asset Fund                 22.65%            0.22%           5.51%          11.74%      3/31/1995
International Equity Fund        37.40%            3.03%           0.91%          11.51%      5/31/1994
Emerging Markets Fund            75.49%          -33.38%          -0.40%           0.31%      5/31/1994
U.S. Equity Fund                 18.89%           11.85%          33.01%          21.99%      5/31/1994
Bond Fund                        -0.45%            7.31%           9.35%           6.74%      5/31/1994
Short-Term Fund                   4.93%            5.59%           5.30%           5.50%      5/31/1994


Market and Manager Comparisons. TIP may also, from time to time, compare its funds' returns and expense ratios to relevant market indices and manager or mutual fund averages, such as those reported by Morningstar, Lipper Analytical Services, Valueline, or other similar services.



                        Determination of Net Asset Value

Business Days. Currently, there are eleven holidays during the year which are not Business Days: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans' Day, Thanksgiving, and Christmas. TIP will not accept purchase or redemption orders on these holidays.


Equity Funds. The net asset value per share is determined by dividing the total market value of each fund's investments and other assets, less any liabilities, by the total outstanding shares of the fund. Net asset value per



54 TIP Statement of Additional Information share is determined as of the normal close of the New York Stock Exchange (currently 4:00 p.m. Eastern time) on each day that such exchange is open for business.


                                                              April 28, 2000  55

                   Determination of Net Asset Value continued


Bond and Short-Term Funds. The net asset value per share of each fund is determined by adding the market values of all the assets of the fund, subtracting all of the fund's liabilities, dividing by the number of shares outstanding, and adjusting to the nearest cent. The net asset value is calculated by TIP's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day.

Calculating an Individual Security's Value. Securities listed on a US securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the securities are primarily traded. Securities listed on a foreign exchange are valued at the latest quoted sales price available before the time at which such securities are valued. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies (except for the Royal currencies of the United Kingdom, Ireland, Euros, Australia, and New Zealand) are converted into US dollars at the bid price of such currencies against US dollars as provided by an independent pricing supplier. The Royal currencies are converted at the ask price. All fund securities for which over-the-counter market quotations are readily available (including asset-backed securities) are valued at the latest bid price. Deposits and repurchase agreements are valued at their cost plus accrued interest unless FAI or the Money Manager whose segment of a fund owns them determines in good faith, under procedures established by and under the general supervision of TIP's board of directors, that such value does not approximate the fair value of such assets. Positions (e.g., futures and options) listed or traded on an exchange are valued at their last sale price on that exchange or, if there were no sales that day for a particular position, at the closing bid price. Unlisted securities and listed US securities not traded on the valuation date for which market quotations are readily available are valued not exceeding the ask prices nor less than the bid prices. The value of other assets is determined in good faith by FAI (or the Money Manager whose segment of the fund owns them) at fair value under procedures established by and under the general supervision of TIP's board of directors.


                          Additional Service Providers

Service Provider Selection Criteria. TIP and FAI rely heavily on outside service providers to perform most functions their directors deem may be delegated. TIP's fund administrator, custodian, transfer agent, independent accountant, and legal counsel were selected based on the following criteria:

1. corporate goals and cultures that are consistent with TIP's mission,
2. qualified, well-trained, motivated personnel at all levels of the organization,
3. a demonstrated commitment to providing high quality services at competitive prices, and
4. a demonstrated mastery of the regulatory environment in which they and their clients operate.


Custodian, Fund Accounting Agent, Transfer Agent, Registrar, and Distribution Disbursing Agent. Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116, serves as the Custodian of the funds' assets as well as their accounting agent, transfer agent, registrar, and dividend disbursing agent. As Custodian, IBT may employ sub-custodians outside the United States which are approved by TIP's board of directors.


Legal Counsel. Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, DC 20006-2401, is TIP's legal counsel, for which it is compensated directly by TIP.


Independent Accountants. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as TIP's independent auditor. Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning the funds or their Money Managers from FAI.



56  TIP Statement of Additional Information

                              Financial Statements

The funds' audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1999 appearing in the Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. The Annual Report to Shareholders will be delivered to shareholders upon request.



                                                              April 28, 2000  57

                                   Appendix A


                             Description of Indices

                             Description of Indices

Overview. This Appendix describes the various indices referenced in this Prospectus and Statement of Additional Information. The indices described below will be used to gauge the performance of individual Funds and individual Money Managers, with certain Money Managers' fees tied directly to the Money Managers' returns relative to the returns produced by their respective indices (hereinafter referred to as "benchmarks"). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Explanation of How Indices Will Be Used. The table below denotes the indices relevant to each Fund and to those Money Managers whose compensation will be tied to their relative performance. As shown, in some cases the Money Managers have comparative indices different than the overall benchmark of the Funds that employ them. In all such cases, however, the securities included in the Money Managers' benchmarks are subsets of the securities included in the relevant Fund's performance benchmark. For example, the Lehman Government/Corporate Bond Index is a subset of the Lehman Aggregate Bond Index.

Fund / Money Manager                                            Index
------------------------------------------------------------------------------------------------------------------------------------

TIFF Multi-Asset Fund                                           Inflation + 5% and Constructed Index (described on pages C-2 - C-3)
Aronson + Partners                                              S&P 500 Index
Canyon Capital Management, LP                                   91-day Treasury bills plus 5% per annum
Delaware International Advisers Ltd.                            MSCI EAFE Index
Farallon Capital Management, LLC                                91-day Treasury bills plus 5% per annum
Harding, Loevner Management, LP                                 MSCI All Country World Free Index
Lone Pine Capital LLC                                           91-day Treasury bills plus 5% per annum
Oechsle International Advisors, LLC                             MSCI All Country World Free ex US Index
Seix Investment Advisors, Inc.                                  Lehman Aggregate Bond Index
Wellington Management Company, LLP                              75% Energy sector of MSCI World Stock Index; 20% Metals & Mining sector of MSCI World Stock Index; 5% Paper & Forest Products sector of MSCI World Stock Index

TIFF International Equity Fund                                  MSCI All Country World ex US Index
Delaware International Advisers Ltd.                            MSCI EAFE Index
Everest Capital Inc.                                            MSCI Emerging Markets Free Index
Harding, Loevner Management, LP                                 MSCI All Country World Free ex US Index
Marathon Asset Management, Ltd.                                 MSCI All Country World Free ex US Index
Oechsle International Advisors, LLC                             MSCI All Country World Free ex US Index

TIFF Emerging Markets Fund                                      MSCI Emerging Markets Free Index
City of London Investment Management Co., Ltd.                  MSCI Emerging Markets Free Index
Emerging Markets Management                                     MSCI Emerging Markets Free Index
Everest Capital Inc.                                            MSCI Emerging Markets Free Index
Explorador Capital Management, LLC                              MSCI Emerging Markets Free Index
Lazard Asset Management                                         MSCI Emerging Markets Free Index
                                                                                                       Table continued on next page
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 Table continued from previous page

Fund / Money Manager                                            Index
------------------------------------------------------------------------------------------------------------------------------------

TIFF U.S. Equity Fund                                           Wilshire 5000 Stock Index
Aronson + Partners - Large Cap                                  S&P 500 Stock Index
Martingale Asset Management, LP                                 Customized for TIFF U.S. Equity Fund
Palo Alto Investors                                             Russell 2000 Stock Index
Shapiro Capital Management Company, Inc.                        Russell 2000 Index
Westport Asset Management, Inc.                                 Russell 2000 Stock Index

TIFF Bond Fund                                                  Lehman Brothers Aggregate Bond Index
Atlantic Asset Management Partners, LLC                         Lehman Government/Corporate Bond Index
Seix Investment Advisors, Inc.                                  Lehman Government/Corporate Bond Index
Smith Breeden Associates, Inc.                                  Lehman Mortgage Backed Securities Index

TIFF Short-Term Fund                                            Merrill Lynch 182-Day Treasury Bill Index
Fischer Francis Trees & Watts, Inc.                             Merrill Lynch 182-Day Treasury Bill Index

*  TIP employs stock index futures to ensure that assets allocated to this Money Manager's "market neutral" portfolio will participate fully in general stock market movements.
------------------------------------------------------------------------------------------------------------------------------------

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for the Fund employing such arrangements is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although the Bond Fund's overall benchmark is the Lehman Aggregate Bond Index, the Fund's mortgage-backed securities specialist may invest substantially all of its segment of the Fund in such securities, and it is both fairer to this Money Manager and in the Fund's best interests to tie this Money Manager's fees to its performance relative to the mortgage-backed securities component of the Lehman Aggregate Bond Index rather than to the entire Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of the Funds that employ them may mean that some managers will receive relatively high fees even if the Funds that employ them underperform their overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among Money Managers can reduce the probabilities that a given Fund will fail to meet its performance objective. As noted in the section of this Prospectus entitled Investment Objectives, Policies and Restrictions, each Fund seeks to produce total returns net of all expenses that exceed those of its performance benchmark.

Explanation of "Capitalization Weighting." Several of the indices described below are "capitalization weighted." Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as "capitalization") so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to fixed income indices, the term "capitalization weighting" is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue's weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as "market value weighting."


TIFF Multi-Asset Fund Benchmark. The Multi-Asset Fund's primary objective is to produce an inflation-adjusted return of 5% or more over the long term. To facilitate assessment of active strategies employed by the Fund, the Fund also measures its performance against a constructed index comprising 25% Wilshire 5000; 25% MSCI All Country World Free ex US; 20% 3-month Treasury bill plus 5% per annum; 10% inflation-hedging index; and 20% Lehman Aggregate Bond Index.
The inflation-hedging index has two components: a 5% allocation to resource-related stocks, comprising 75% MSCI Energy, 20% Metals & Mining, and 5% MSCI Paper & Forest Products, and a 5% allocation to Inflation-Linked Bonds.

Foreign Common Stock Indices



Morgan Stanley Capital International All Country World Free Stock Index. The MSCI All Country World Free Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 1999, the MSCI All Country World Free Index consisted of 2,192 companies traded on stock markets in 47 countries. The weighting of the Index by country is indicated in the exhibit entitled MSCI Country Weights. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Free Index is not fixed and may vary to enable the Index to continue to reflect the primary home markets of the constituent countries. Changes in the Index will be announced when made. When available, TIFF uses the "Free" versions of MSCI indices, which means the specified index is free of foreign ownership limits or legal restrictions at the security and country level.


MSCI All Country World Free ex US Stock Index. Similar to the MSCI All Country World Free Stock Index, the MSCI All Country World Free ex US Stock Index is a capitalization-weighted index intended to portray the total return produced by a representative group of all domestically listed stocks in each component country. As of December 31, 1999, the MSCI All Country World Free ex US Index consisted of 1,868 companies traded on stock markets in 46 countries. The MSCI All Country World Free ex US is used as the performance benchmark for the International Equity Fund because, in the opinion of TIP's Directors, it represents the universe of non-US stocks in which a properly diversified group of active international equity managers of the type FAI seeks to assemble invest.


MSCI Europe, Australia and Far East Index (EAFE). The MSCI EAFE Index is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries and 38 industries worldwide. As of December 31, 1999, the EAFE Index comprised 967 companies, and represented approximately 87% of the MSCI All Country World Free ex US Index.


MSCI Emerging Markets Free Index. The MSCI Emerging Markets Free Index is a market capitalization weighted stock index composed of a sample of companies representative of the market structure of Asian, Latin American, and European emerging markets which are open to foreign investment. The Index commenced on January 1, 1988, and includes 25 countries, representing approximately 60% of the capitalization of each underlying market. As of December 31, 1999, the Index comprised 828 companies, and represented approximately 9.5% of the MSCI All Country World Free ex US Index.

US Common Stock Indices


Russell 2000 Stock Index. The Russell 2000 Stock Index is a capitalization-weighted index that consists of the smallest 2,000 companies in the Russell 3000 Index, which is composed of 3,000 large US companies, as determined by market capitalization. The Russell 3000 Index represents approximately 98% of the investable US equity market. The companies in the Russell 2000 Index represent approximately 8% of the Russell 3000 Index total market capitalization, with an average capitalization of $526 million as of the latest reconstitution. The largest company in the index had an approximate market capitalization of $1.3 billion. The market capitalization of each security is adjusted for private holdings and cross-ownership to determine its weight in the Index. This method counts only the "investable" portion of the universe, i.e., that segment in which investors can freely transact shares. Only common stocks belonging to corporations domiciled in the US and its territories are eligible for inclusion in the Russell indices.

S&P 500 Stock Index. The S&P 500 Stock Index is a capitalization-weighted index intended to portray the total return produced by a representative group of US common stocks. Construction of the index proceeds from industry groups to the whole. Currently there are four groups: 400 Industrials, 40 Utilities, 20 Transportation, and 40 Financial. Since some industries are characterized by companies of relatively small stock capitalization, the index does not comprise the 500 largest US publicly traded companies. Component stocks are chosen solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange common stock population, taken as the assumed model for the composition of the total market. Each stock added to the index must represent a viable enterprise and must be representative of the industry group to which it is assigned. lts market price movements must, in general, be responsive to changes in industry affairs. The formula adopted by Standard & Poors is generally defined as a "base-weighted aggregate" expressed in relatives with the average value for the base period (1941-43) equal to 10. These group values are expressed as a relative, or index number, to the base period (1941-43) market value.


Wilshire 5000 Stock Index. The Wilshire 5000 Stock Index is a capitalization-weighted index which consists of all US common stocks that trade on a regular basis on either the New York or American Stock Exchange or on the Nasdaq over-the-counter market. More than 7,000 stocks are included in the Wilshire 5000 Index. These stocks include the large-capitalization stocks that comprise the S&P 500 Index (with the exception of Royal Dutch and Unilever, N.V., which trade on the New York Stock Exchange as ADRs) as well as the medium- and small-capitalization companies that comprise the Wilshire 4500 Index. The Wilshire 5000 is used as the performance benchmark for the U.S. Equity Fund because, in the opinion of TIP's Directors, it represents the universe of stocks in which most active domestic equity managers invest and is representative of the performance of publicly traded domestic equities most institutional investors purchase. The capitalization of the Index is approximately 63% NYSE, 1% AMEX, and 36% Nasdaq.

Bond Indices


Lehman Brothers Aggregate Bond Index. This Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The Index encompasses four classes of investment grade fixed income securities in the United States: US Treasury and agency securities, corporate debt obligations, mortgage-backed securities, and asset-backed securities. As of December 31, 1999, these four classes represented the following proportions of the Index's total market value:


          US Treasury and Agency Securities              42%
          Corporate Debt Securities                      22%
          Mortgage-Backed Securities                     34%
          Asset-Backed Securities                         1%
          Commercial Mortgage-Backed Securities           1%


As of December 31, 1999, approximately 5,500 issues (including bonds, notes, debentures, and mortgage issues) were included in the Index, representing more than $5.4 trillion in market value. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an effective maturity of not less than one year; an outstanding market value of at least $100 million for US Government issues and $25 million for all other issues; and investment grade quality -- i.e., rated a minimum of Baa by Moody's Investors Service, Inc. or rated a minimum BBB by Standard & Poors Corporation. Price, coupon, and total return are reported for all sectors on a month-end to month-end basis. All returns are market value weighted inclusive of accrued interest.

On December 31, 1999, the Index's effective weighted average maturity and duration were 8.86 years and 4.92 years, respectively, and the weighted average quality of issues comprising the Index was Aaa1 (using credit ratings of Moody's Investor Service, Inc.).

Lehman Brothers Government/Corporate Index.   This Index, a subset representing
approximately 63% of the Lehman Brothers Aggregate Bond Index, comprises the Government and Corporate Bond Indices. The Government Bond Index comprises (1) all public obligations of the US Treasury, excluding flower bonds and foreign targeted issues, (2) all publicly issued debt of US Government agencies and quasi-federal corporations, and (3) corporate debt guaranteed by the US Government. The Corporate Bond Index includes (1) all publicly issued, fixed-rate, non-convertible investment grade domestic corporate debt, and (2) Yankee bonds, which are dollar-denominated SEC registered public, non-convertible debt issued or guaranteed by foreign sovereign governments, municipalities or governmental agencies, or international agencies.

Lehman Brothers Mortgage-Backed Securities Index. This Index is also a subset of the Lehman Brothers Aggregate Bond Index, representing approximately 34% of the Aggregate Index. This Index comprises all fixed-rate securities backed by mortgage pools of the GNMA, FHLMC, and FNMA. Graduated Payment Mortgages (GPMs) are included, but Graduated Equity Mortgages (GEMs) are not included.

Short-Term Indices

Merrill Lynch  91-day Treasury Bill Index.   The Merrill Lynch 91-Day Treasury
Bill Index is a 3-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury bill, the "old" Treasury bill is sold and the gain or loss is included in the portfolio return.

Merrill Lynch 182-day Treasury Bill Index. The Merrill Lynch 182-Day Treasury Bill Index is a 6-month constant maturity total rate of return index. This calculation includes a daily mark-to-market of the portfolio, and upon the issuance of a "new" Treasury bill, the "old" Treasury bill is sold and the gain or loss is included in the portfolio return.

                              MSCI Country Weights
                            As of December 31, 1999



                       MSCI                 MSCI                                  MSCI
                    All Country         All Country             MSCI            Emerging
Index:              World Free        World Free ex US          EAFE          Markets Free

Benchmark for:      Certain MAF      TIFF International      Certain IEF      TIFF Emerging
                     Managers           Equity Fund           Managers         Markets Fund

Europe                30.9%               57.7%                 66.6%
  Austria              0.1%                0.2%                  0.2%
  Belgium              0.4%                0.8%                  0.9%
  Denmark              0.4%                0.7%                  0.8%
  Finland              1.4%                2.6%                  3.0%
  France               4.8%                8.9%                 10.3%
  Germany              4.9%                9.1%                 10.5%
  Ireland              0.2%                0.4%                  0.4%
  Italy                2.0%                3.7%                  4.2%
  Netherlands          2.4%                4.5%                  5.2%
  Norway               0.2%                0.3%                  0.4%
  Portugal             0.2%                0.4%                  0.5%
  Spain                1.2%                2.3%                  2.7%
  Sweden               1.2%                2.3%                  2.7%
  Switzerland          2.6%                4.9%                  5.7%
  United Kingdom       8.9%               16.6%                 19.2%


Pacific               15.5%               29.0%                 33.4%
  Australia            1.1%                2.1%                  2.5%
  Hong Kong            1.1%                2.0%                  2.3%
  Japan               12.7%               23.8%                 27.4%
  New Zealand          0.1%                0.1%                  0.2%
  Singapore Free       0.5%                0.9%                  1.1%

North America         48.5%                3.8%
  Canada               2.0%                3.8%
  United States       46.5%

Emerging Markets       5.1%                9.5%                                   100.0%
  Argentina            0.1%                0.2%                                     2.1%
  Brazil Free          0.5%                0.9%                                     9.9%
  Chile                0.2%                0.3%                                     3.5%
  China Free           0.0%                0.0%                                     0.4%
  Colombia             0.0%                0.0%                                     0.4%
  Czech Republic       0.0%                0.1%                                     0.6%
  Greece               0.3%                0.6%                                     6.5%
  Hungary              0.1%                0.1%                                     1.2%
  India                0.4%                0.8%                                     8.4%
  Indonesia Free       0.1%                0.2%                                     1.7%
  Israel               0.2%                0.4%                                     4.1%
  Jordan               0.0%                0.0%                                     0.1%
  Korea                0.7%                1.3%                                    13.9%
  Malaysia
  Mexico
  Mexico Free          0.6%                1.1%                                    11.6%
  Pakistan             0.0%                0.0%                                     0.4%
  Peru                 0.0%                0.1%                                     0.7%
  Philippines Free
  Philippines Free     0.1%                0.1%                                     1.2%
  Poland               0.1%                0.1%                                     1.3%
  Russia               0.1%                0.2%                                     2.5%
  South Africa         0.5%                1.0%                                    10.8%
  Sri Lanka            0.0%                0.0%                                     0.0%
  Taiwan               0.6%                1.0%                                    11.0%
  Thailand Free        0.2%                0.3%                                     3.0%
  Turkey               0.2%                0.4%                                     4.1%
  Venezuela            0.0%                0.1%                                     0.6%

Total                100.0%              100.0%                100.0%             100.0%



* Taiwan is included in the Emerging Markets Free, the ACWF, and the ACWFxUS Indices at 50% of its market capitalization.
Source:  Morgan Stanley Capital International Perspective, December 1999.
Note: Numbers may not add to totals due to rounding.

                                   Appendix B


                          Quality Rating Descriptions

                          Quality Rating Descriptions


Standard & Poors Corporation

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Their capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only by a small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB. Bonds rated BBB are regarded as having adequate capacity to pay interest or principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

BB and Lower. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The ratings AA to C may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Municipal notes issued since July 29, 1984 are designated "SP-1," "SP-2," or "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A plus sign is added to those issues determined to possess overwhelming safety characteristics.

A-1. Standard & Poors Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

A-2. The capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, foreseeable changes are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or because fluctuations of protective elements may be of greater amplitude, or because there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and may be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa. Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

B and Lower. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default of there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through C in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state, municipal and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of great importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality, enjoying strong protection, whether from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Thomson Bankwatch, Inc.

A. The company issuing the debt obligation possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B. The company issuing the debt obligation is very solid financially with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as that of companies in the highest rating category.

IBCA Limited

A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment.

                                   Inquiries

                  Requests for the Prospectus, SAI, and Annual or Semi-Annual Reports as well as other inquiries concerning TIP may be made by contacting FAI at:

                           Foundation Advisers, Inc.
                                 2405 Ivy Road
                           Charlottesville, VA 22903
                           Phone:       804-817-8200
                           Fax:         804-817-8231
                           E-mail:      info@tiff.org
                           Website:     www.tiff.org


58  TIP Statement of Additional Information

Part C          OTHER INFORMATION


Item 23.                        Exhibits
-------

The following exhibits are incorporated herein by reference, are not required to be filed or are filed herewith (as indicated):


               (a) Articles of Incorporation, dated December 24, 1993. (previously filed as Exhibit No. (1) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A).

               (b) By-laws. (previously filed as Exhibit No. (2) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A).

               (c)  Not Applicable.

               (d1) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF U.S. Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-
                    1A).

               (d2) Advisory Agreement, dated February 10, 1994, between
                    the Registrant (TIFF International Equity Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No.
                    (5b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d3) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF Emerging Markets Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5c) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d4) Advisory Agreement, dated February 10, 1994, between the
                    Registrant (TIFF Bond Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5d) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-
                    1A).

               (d5) Advisory Agreement, dated February 10, 1994, between
                    the Registrant (TIFF Short-Term Fund) and Foundation Advisers, Inc. (previously filed as Exhibit No. (5e) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

               (d6) Money Manager Agreement, dated April 8, 1994, between the Registrant (TIFF Bond Fund) and Atlantic Asset Management Partners, Inc. (previously filed as Exhibit No.
                    (5g) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

               (d7) Money Manager Agreement, dated April 18, 1994, between the
                    Registrant (TIFF International Equity Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. (5k) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

               (d8) Money Manager Agreement, dated May 16, 1994, between the
                    Registrant (TIFF Bond Fund) and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit No. (5o) to Post-Effective Amendment No.1 to Registrant's Registration Statement on N1-A).

               (d9) Money Manager Agreement, dated May 16, 1994, between
                    the Registrant (TIFF Short-Term Fund) and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit No. (5p) to Post-Effective Amendment No. 1 to Registrant's Registration Statement on N1-A).

              (d10) Money Manager Agreement, dated April 18, 1994, between the
                    Registrant (TIFF International Equity Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No.
                    (5r) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d11) Money Manager Agreement, dated March 16, 1994, between the
                    Registrant (TIFF International Equity Fund) and Marathon Asset Management, Ltd. (previously filed as Exhibit No. (5w) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d12) Money Manager Agreement, dated March 16, 1994, between the
                    Registrant (TIFF U.S. Equity Fund) and Palo Alto Investors (previously filed as Exhibit No. (5y) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d13) Money Manager Agreement, dated March 16, 1994, between the
                    Registrant (TIFF Bond Fund) and Seix Investment Advisors, Inc. (previously filed as Exhibit No. (5z) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d14) Money Manager Agreement, dated April 18, 1994, between the
                    Registrant (TIFF Bond Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit No. (5aa) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d15) Money Manager Agreement, dated April 18, 1994, between the
                    Registrant (TIFF Short-Term Fund) and Smith Breeden Associates, Inc. (previously filed as Exhibit No. (5bb) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d16) Money Manager Agreement, dated March 16, 1994, between the
                    Registrant (TIFF U.S. Equity Fund) and Westport Asset Management, Inc. (previously filed as Exhibit No. (5ee) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N1-A).

              (d17) Money Manager Agreement, dated March 31, 1995 between the
                    Registrant (TIFF Multi-Asset Fund) and Delaware International Advisers, Ltd. (previously filed as Exhibit No. 5hh) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N1-A).

              (d18) Money Manager Agreement, dated March 31, 1995 between the
                    Registrant (TIFF Multi-Asset Fund) and Harding, Loevner Management, L.P. (previously filed as Exhibit No. (5jj) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N1-A).

              (d19) Money Manager Agreement, dated March 31, 1995 between the
                    Registrant (TIFF International Equity Fund) and Lazard Freres Asset Management (previously filed as Exhibit No.
                    (5kk) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N1-A).

              (d20) Money Manager Agreement, dated March 31, 1995 between the
                    Registrant (TIFF Multi-Asset Fund) and Wellington Management Company (previously filed as Exhibit No. (5pp) to Post-Effective Amendment No. 4 to Registrant's Registration Statement on N1-A).

              (d21) Money Manager Agreement, dated January 5, 1996 between the
                    Registrant (TIFF Emerging Markets Fund) and Lazard Freres Asset Management (previously filed as Exhibit (5xx) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N1-A).

              (d22) Advisory Agreement, dated March 31, 1995, between the
                    Registrant (TIFF Multi-Asset Fund) and Foundation Advisers, Inc. (previously filed as Exhibit (5zz) to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N1-A).

              (d23) Money Manager Agreement, dated January 1, 1997, between the
                    Registrant (TIFF Emerging Markets Fund) and Emerging Markets Management (previously filed as Exhibit (5aab) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N1-A).

              (d24) Money Manager Agreement, dated June 2, 1997, between the
                    Registrant (TIFF Multi-Asset Fund) and Shapiro Capital Management Co. (previously filed as Exhibit (5aad) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N1-A).

              (d25) Money Manager Agreement, dated July 1, 1997, between the

                    Registrant (TIFF Multi-Asset Fund) and Seix Investment Advisors Inc. (previously filed as Exhibit (5aae) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N1-A).

              (d26) Money Manager Agreement, dated December 24, 1998, between the Registrant (TIFF U.S. Equity Fund) and Aronson + Partners (previously filed as Exhibit (d)(52) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A).

              (d27) Money Manager Agreement, dated September , 1998, between the
                    Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset Fund) and Martingale Asset Management, L.P., (previously filed as Exhibit (d)(54) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A).

              (d28) Money Manager Agreement, dated January 4, 2000, between the
                    Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset Fund) and Oechsle International Advisors, LLC. is filed herein.

              (e) Distribution Agreement, dated January 1, 2000, between Registrant, First Fund Distributors, Inc. and Investors Bank & Trust is filed herein.

              (f)   Not Applicable.

              (g) Custodian Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (8) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

              (g1) Amendment No. 1 to the Amended and Restated Custodian Agreement between TIFF Investment Program, Inc. and Investors Bank & Trust Company dated March 14, 1997 (previously filed as Exhibit (8a) to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N1-A).

              (g2) Delegation Agreement, dated May 12, 1998 between the Registrant and Investors Bank & Trust Company(previously filed as Exhibit (g)(2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A).

              (g3) Amendment to Custodian Agreement, between the Registrant and Investors Bank & Trust Company dated May 29, 1998 (previously filed as Exhibit (g)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A).

              (h) Transfer Agency and Service Agreement, dated February 10, 1994, between the Registrant and Investors Bank & Trust Company. (previously filed as Exhibit No. (9a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

             (h1) Administration Agreement, dated May 29, 1998, between the Registrant and Investors Capital Services, Inc., (previously filed as Exhibit (h)(3) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N1-A).

             (h2) Code of Ethics of TIFF Investment Program, Inc. and Foundation Advisers, Inc. is filed herein.

             (h3)   Code of Ethics of Aronson + Partners is filed herein.

             (h4) Code of Ethics of Atlantic Asset Management, LLC is filed herein.

             (h5) Code of Ethics of Delaware International Advisers Ltd. is filed herein.

             (h6) Code of Ethics of Emerging Markets Management, LLC is filed herein.

             (h7) Code of Ethics of Fischer Francis Trees & Watts, Inc. is filed herein.

             (h8) Code of Ethics of Harding, Loevner Management, LP is filed herein.

             (h9)   Code of Ethics of Lazard Asset Management is filed herein.

             (h10) Code of Ethics of Marathon Asset Management, Ltd. is filed herein.

             (h11) Code of Ethics of Martingale Asset Management, L.P. is filed herein.

             (h12) Code of Ethics of Oechsle International Advisors, LLC is filed herein.

             (h13)  Code of Ethics of Palo Alto Investors is filed herein.

             (h14) Code of Ethics of Seix Investment Advisors, Inc. is filed herein.

             (h15) Code of Ethics of Shapiro Capital Management Co., Inc. is filed herein.

             (h16) Code of Ethics of Smith Breeden Associates, Inc. is filed herein.

             (h17) Code of Ethics of Wellington Management Company, LLP is filed herein.

             (h18) Code of Ethics of Westport Asset Management, Inc. is filed herein.

             (i) Opinion and Consent of Counsel. (previously filed as Exhibit No. (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

             (j)    Consent of the Independent Auditor is filed herein.

             (k)    Not Applicable.

             (l) Purchase Agreement, dated March 29, 1994, for Initial Capital between Registrant and The John D. and Catherine T. MacArthur Foundation. (previously filed as Exhibit No. (13) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on N-1A).

             (m)    Not Applicable.

             (n)    Not Applicable.

             (o)    Not Applicable.




Item 24
Persons Controlled by or under Common Control with the Registrant
-----------------------------------------------------------------

None.

Item 25
Indemnification.
---------------

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgements, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including Section 17(h) and (i) of the Investment Company Act of 1940. In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26
Business and Other Connections of Investment Adviser.
----------------------------------------------------

The business and other connections of Foundation Advisers, Inc. (the Adviser) is on the Uniform Application for Investment Adviser Registration ("Form ADV") as currently on file with the Commission (File No. 801-45618) the text of which is hereby incorporated by reference.

Item 27
Principal Underwriters.
----------------------

(a) In addition to the Registrant, First Fund Distributors, Inc. currently acts as distributor to the following funds:

Advisors Series Trust
Brandes Investment Funds
Fleming Capital Mutual Fund Group, Inc.
Fremont Mutual Funds, Inc.
Guiness Flight Investment Funds
Jurika & Voyles Fund Group
Kayne Anderson Mutual Funds
Masters' Select Investment Trust
O'Shaughnessy Funds, Inc.
PIC Investment Trust
Professionally Managed Portfolios
Puget Sound Alternative Investment Series Trust
The Purisima Funds
Rainier Investment Management Mutual Funds
RNC Mutual Fund Group, Inc.


(b) For each Director or officer of First Fund Distributors, Inc.

------------------------------------------------------------------------------------------
Name and Principal              Positions & Offices with          Positions & Offices
Business Address                Distributor                       with Registrant
------------------------------------------------------------------------------------------
Robert H. Wadsworth               President & Treasurer                  None
4455 Camelback Road
Suite 261-E
Phoenix, AZ  85018
------------------------------------------------------------------------------------------

Steven J. Pagglioli            Vice President & Secretary                None
4455 Camelback Road
Suite 261-E
Phoenix, AZ  85018
------------------------------------------------------------------------------------------

Eric M. Banhazl                      Vice President                      None
4455 Camelback Road
Suite 261-E
Phoenix, AZ  85018
------------------------------------------------------------------------------------------


(c) Not applicable.

Item 28
Location of Accounts and Records.
--------------------------------

          All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder will be maintained at the offices of the Investment Adviser, the Custodian and the Administrator.


          Foundation Advisers, Inc.
          2405 Ivy Road
          Charlottesville, Virginia 22903

          Investors Capital Services, Inc.
          600 Fifth Avenue, 26th Floor
          New York, New York 10020

          Investors Bank & Trust Company
          200 Clarendon Street
          Boston, Massachusetts 02117-9130

Item 29
Management Services.
-------------------

Not applicable.

Item 30
Undertakings.
------------

Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlottesville and the Commonwealth of Virginia on the 28th day of April, 2000.



                                    TIFF INVESTMENT PROGRAM, INC.
                                    Registrant

                                    By:  /s/ David A. Salem
                                         ------------------
                                         David A. Salem, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement had been signed below by the following persons in the capacities and on the dates indicated.


/s/ David A. Salem                        * /s/ William F. Nichols
--------------------------------------    --------------------------------------
David A. Salem, President and Director    William F. Nichols, Director

/s/ Esther Cash                           * /s/ Sheryl L. Johns
--------------------------------------    --------------------------------------
Esther Cash, Principal Financial Officer  Sheryl L. Johns, Director

*/s/ John E. Craig                        * /s/ Fred B. Renwick
--------------------------------------    --------------------------------------
John E. Craig, Director                   Fred B. Renwick, Director

*By:  *  /s/ Esther Cash
      -----------------------------
      Esther Cash, Attorney-in-Fact


Date:  April 28, 2000
       --------------

                                 EXHIBIT INDEX


Exhibit No.
-----------

(d28) Money Manager Agreement, dated January 4, 2000, between the Registrant (TIFF U.S. Equity Fund and TIFF Multi-Asset Fund) and Oechsle International Advisors, LLC.

(e3) Distribution Agreement, dated January 1, 2000, between Registrant and First Fund Distributors, Inc.

(h2)           Code of Ethics of TIFF Investment Program, Inc. and Foundation
               Advisers, Inc.

(h3)           Code of Ethics of Aronson + Partners

(h4)           Code of Ethics of Atlantic Asset Management, LLC

(h5)           Code of Ethics of Delaware International Advisers Ltd.

(h6)           Code of Ethics of Emerging Markets Management, LLC

(h7)           Code of Ethics of Fischer Francis Trees & Watts, Inc.

(h8)           Code of Ethics of Harding, Loevner Management, LP

(h9)           Code of Ethics of Lazard Asset Management

(h10)          Code of Ethics of Marathon Asset Management, Ltd.

(h11)          Code of Ethics of Martingale Asset Management, L.P.

(h12)          Code of Ethics of Oechsle International Advisors, LLC

(h13)          Code of Ethics of Palo Alto Investors

(h14)          Code of Ethics of Seix Investment Advisors, Inc.

(h15)          Code of Ethics of Shapiro Capital Management Co., Inc.

(h16)          Code of Ethics of Smith Breeden Associates, Inc.

(h17)          Code of Ethics of Wellington Management Company, LLP

(h18)          Code of Ethics of Westport Asset Management, Inc.

(j)            Consent of the Independent Auditors